As filed with the Securities and Exchange Commission on August 20, 2025

File No. 333-288619

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 1

☐ Post-Effective Amendment No. __

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO

(Exact Name of Registrant as Specified in Charter)

333 West Wacker Drive
Chicago, Illinois 60606
(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

(800) 257-8787
(Area Code and Telephone Number)

Mark L. Winget
Vice President and Secretary
Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606
 (Name and Address of Agent for Service)

Copies to:

Deborah Bielicke Eades Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601	Eric F. Fess Chapman and Cutler LLP 320 South Canal Street, 27th Floor Chicago, Illinois 60606

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

IMPORTANT NOTICE TO SHAREHOLDERS OF

Nuveen California Select Tax-Free Income Portfolio (NXC)

Nuveen New York Select Tax-Free Income Portfolio (NXN)

And

nuveen Select tax-free income portfolio (nxp)

(Each, a “fund” and together, the “funds”)

[●], 2025

Although we recommend that you read the complete Joint Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the proposals to be voted on.

Q.	Why am I receiving the enclosed Joint Proxy Statement/Prospectus?

A.	You are receiving the Joint Proxy Statement/Prospectus as a holder of common shares of Nuveen California Select Tax-Free Income Portfolio (“California Select”), Nuveen New York Select Tax-Free Income Portfolio (“New York Select” and together with California Select, the “Target Funds” or each individually, a “Target Fund”) or Nuveen Select Tax-Free Income Portfolio (the “Acquiring Fund”) in connection with the solicitation of proxies by each Fund’s Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) for use at the annual meetings of shareholders of the Funds (each, an “Annual Meeting” and together, the “Annual Meetings”).

At the Annual Meetings, shareholders of the Funds will be asked to vote on the following proposals:

●	(Each Target Fund) The reorganization of the applicable Target Fund into the Acquiring Fund pursuant to an Agreement and Plan of Reorganization (the “Agreement”) under which such Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for newly issued common shares of the Acquiring Fund (each, a “Reorganization” and together, the “Reorganizations”);

●	(Acquiring Fund) The Reorganization with respect to each Target Fund; and

●	(Each Fund) The election of members of the Board. (The list of specific nominees for each Fund is contained in the enclosed Joint Proxy Statement/Prospectus.)

Shareholders of each Fund are being solicited to vote on the election of four (4) Board Members who have been nominated for election at the Annual Meetings. The Target Fund Board Members would continue in office in the event the Reorganization with respect to that Fund is not consummated in a timely manner.

Each Fund’s Board unanimously recommends that you vote FOR each proposal that is applicable to your Fund.

i

Proposal Regarding the Reorganizations

Q.	Why has each Fund’s Board recommended the Reorganization proposal?

A.	Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), a subsidiary of Nuveen, LLC (“Nuveen”) and the Funds’ investment adviser, recommended the proposed Reorganizations as part of an ongoing initiative to streamline Nuveen’s closed-end fund line-up and eliminate overlapping products. Each Fund’s Board considered its Fund’s Reorganization(s) and determined that such Reorganization(s) would be in the best interests of its Fund. Based on information provided by Nuveen Fund Advisors, each Target Fund’s Board believes that its Fund’s proposed Reorganization(s) may benefit common shareholders of its Fund in a number of ways, including:

●	Lower net operating expenses due to the lower fund-level management fee schedule of the Acquiring Fund compared to that of the Target Funds and the larger size of the combined fund, which are expected to result in a lower effective management fee rate, as well as certain fixed costs being spread over the combined fund’s larger asset base (please see “Proposal No.1 —A. Synopsis—Comparative Expense Information” for more information);

●	Greater secondary market liquidity and improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements;

●	The potential for a narrower trading discount as a result of the Acquiring Fund’s common shares trading at a discount that historically has been lower than that of each Target Fund’s common shares; and

●	Increased portfolio management flexibility due to the significantly larger asset base of the combined fund.

Each Target Fund’s Board considered that the Target Fund’s shareholders would lose the benefit of the state tax exemption as a result of the Target Fund’s Reorganization.

Based on information provided by Nuveen Fund Advisors, the Acquiring Fund’s Board considered that the Acquiring Fund may benefit in the near term from a modest increase in operating efficiencies and potential reduction in operating expenses assuming both Reorganizations are completed and over the long term from increased investment capital, which allows the Acquiring Fund to pursue additional investment opportunities.

For these reasons, among other things, each Fund’s Board has determined that its Fund’s Reorganization(s) is/are in the best interests of its Fund and has approved such Reorganization(s). Please see “C. Information About the Reorganizations – Reasons for the Reorganizations” at page 25 for a more detailed discussion of the considerations of the Boards.

Q.	Do the Funds have similar investment objectives, policies and risks?

A.	The Funds have similar investment objectives, policies and risks, but there are differences. Each Fund seeks to provide tax-exempt current income by investing primarily in municipal securities. However, there are differences between the investment objectives, policies and risks of the Funds. The principal similarities and differences between the Funds’ investment objectives, policies and risks are as follows:

●	Each Target Fund is a state-specific municipal fund that seeks to provide stable income exempt from both regular federal income tax and California income taxes with respect to California Select and federal income tax and New York State and New York City personal income tax with respect to New York Select, while the Acquiring Fund is a national municipal fund that seeks to provide current income exempt from regular federal income tax.

●	California Select and New York Select invest primarily in California and New York municipal obligations, respectively, and are subject to economic, political and other risks of a single state, while the Acquiring Fund may invest in municipal obligations of any U.S. state or territory.

See “Proposal No. 1—A. Synopsis—Comparison of the Acquiring Fund and the Target Funds—Investment Objectives and Policies” and “Proposal No. 1—A. Synopsis—Comparative Risk Information” for more information.

Q.	How will the Reorganizations impact fees and expenses?

A.	Each Target Fund’s Board considered that the Reorganizations will result in a lower effective fund-level management fee rate as a result of the adoption of the Acquiring Fund’s fund-level management fee schedule, which provides for a lower fund-level management fee rate at all asset levels than the Target Funds’ fund-level management fee schedules. Each Fund’s Board also considered that its Reorganizations are expected to result in economies of scale and a resulting reduction in certain other expenses. Based on information for each Fund’s fiscal year ended February 28, 2025 for the Target Funds and March 31, 2025 for the Acquiring Fund and assuming each Reorganization takes place, the pro forma expense ratio of the combined fund following the Reorganizations is estimated to be thirteen basis points (0.13%) lower than the total expense ratio of California Select, twenty basis points (0.20%) lower than the total expense ratio of New York Select and one basis point (0.01%) lower than the total expense ratio of the Acquiring Fund.

ii

See the Comparative Fee Table on page 10 of the enclosed Joint Proxy Statement/Prospectus for more detailed information regarding fees and expenses. See also “Additional Information About the Acquiring Fund” at page 76.

Q.	Will shareholders of the Funds have to pay any fees or expenses in connection with the Reorganizations?

A.	Yes. The Funds, and indirectly their common shareholders, will bear the costs of the Reorganizations, whether or not one or both of the Reorganizations are consummated. The allocation of the costs of the Reorganizations to the Funds is based on the expected benefits of the Reorganizations, including operating expense savings and improvements in the secondary trading market for common shares to Fund shareholders following the Reorganizations.

The costs of the Reorganizations are estimated to be $905,000. These costs represent the estimated nonrecurring expenses of the Funds in carrying out their obligations under the Agreement and consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Reorganizations. Based on the expected benefits of the Reorganizations to each Fund, including fee and expense savings, tighter bid/ask spreads and greater liquidity due to higher common share trading volume, as measured over the average shareholder holding period for shareholders of each Fund (fifteen months for California Select, eighteen months for New York Select and twenty-four months for the Acquiring Fund), each of California Select, New York Select and the Acquiring Fund is expected to be allocated approximately $445,000, $445,000 and $15,000, respectively, of expenses in connection with the Reorganizations (0.50%, 0.89% and 0.00%, respectively, of the Funds' average net assets applicable to common shares for the twelve month period ended February 28, 2025 for the Target Funds and March 31, 2025 for the Acquiring Fund). If the Reorganization with respect to a Target Fund is not consummated for any reason, including because the requisite shareholder approvals are not obtained, each of the Funds, and common shareholders of each of the Funds indirectly, will still bear the costs of the Reorganizations.

Q.	Will the Reorganizations constitute a taxable event for the Target Funds’ shareholders?

A.	No. Each Reorganization is intended to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. It is expected that shareholders of a Target Fund who receive Acquiring Fund shares pursuant to a Reorganization will recognize no gain or loss for U.S. federal income tax purposes as a direct result of the Reorganization, except to the extent that a Target Fund common shareholder receives cash in lieu of a fractional Acquiring Fund common share. Prior to the closing of the Reorganizations, each Target Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such distribution made by a Target Fund may be taxable to that Target Fund’s shareholders for U.S. federal income tax purposes. In addition, to the extent that portfolio securities of a Target Fund are sold prior to the closing of the Reorganizations, such Target Fund may recognize gains or losses, which may increase or decrease the net capital gains or net investment income to be distributed by such Target Fund. If the Reorganizations had occurred as of May 31, 2025, it is estimated that approximately 30% of the Target Funds' investment portfolio would have been sold by the Acquiring Fund following the Reorganizations. To the extent the Acquiring Fund sells securities received from the Target Funds following the Reorganizations, the Acquiring Fund may recognize gains (including any built-in gain in the portfolio investments of the Target Funds that was unrealized at the time of the Reorganizations), which may result in a greater amount of taxable distributions to Acquiring Fund shareholders (including former shareholders of the Target Funds who hold shares of the Acquiring Fund following the Reorganizations).

Q.	As a result of the Reorganizations, will common shareholders of the Target Funds receive new shares in exchange for their current shares?

A.	Yes. Upon the closing of the Reorganizations, Target Fund shareholders will become shareholders of the Acquiring Fund. Holders of common shares of each Target Fund will receive newly issued common shares of the Acquiring Fund, with cash being distributed in lieu of fractional common shares. The aggregate net asset value, as of the close of trading on the business day immediately prior to the closing of the Reorganizations, of the Acquiring Fund common shares received by each Target Fund’s common shareholders (including, for this purpose, fractional Acquiring Fund common shares to which common shareholders would be entitled) will be equal to the aggregate net asset value of the common shares of such Target Fund held by its shareholders as of such time. Fractional Acquiring Fund common shares due to Target Fund common shareholders will be aggregated and sold on the open market, and Target Fund common shareholders will receive cash in lieu of such fractional shares.

iii

Following the Reorganizations, common shareholders of each Fund will hold a smaller percentage of the outstanding common shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Reorganizations.

Q.	Will management of the Funds change as a result of the Reorganizations?

A.	Nuveen Fund Advisors currently serves as the investment adviser of each Fund and Nuveen Asset Management, LLC (“Nuveen Asset Management”), a wholly owned subsidiary of Nuveen Fund Advisors, currently serves as sub-adviser to each Fund. Nuveen Asset Management manages the portfolios of the Funds using a team of analysts and portfolio managers that focus on a specific group of funds. Scott R. Romans and Kristen M. DeJong, CFA are the portfolio managers of the Target Funds, while Michael S. Hamilton and Stephen J. Candido, CFA are the portfolio managers of the Acquiring Fund. The Acquiring Fund will continue to be managed by Nuveen Asset Management and Michael S. Hamilton and Stephen J. Candido, CFA after the completion of the Reorganizations.

Q.	What will happen if the required shareholder approvals are not obtained?

A.	The closing of each Reorganization is subject to the satisfaction or waiver of certain closing conditions, which include approval of Target Fund shareholders, approval of Acquiring Fund shareholders and other customary closing conditions. If a Reorganization is not consummated, the Board of the Target Fund involved in that Reorganization may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Reorganization proposal or continuing to operate the Target Fund as a stand-alone fund. The closing of each Reorganization is not contingent on the closing of the other Reorganization.

Q.	What is the timetable for the Reorganizations?

A.	If the shareholder approvals and other conditions to closing are satisfied (or waived), the Reorganizations are expected to take effect on or about December 8, 2025, or such other date as the parties may agree.

Q.	How does each Board recommend that shareholders vote on the proposal?

A.	After careful consideration, each Board has determined that each applicable proposal is in the best interests of its Fund and recommends that you vote FOR such proposal.

General

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by your Fund, at (877) 325-6510 on weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m., Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by attending the annual meeting, or by mail, by telephone or over the Internet:

●	To vote in person, if you own shares directly with a Fund, you may attend such Fund’s Annual Meeting and vote in person, or you may execute a proxy designating a representative to attend the Annual Meeting and vote on your behalf. If you own shares in “street name” through a broker or nominee, you may attend the Annual Meeting and vote in person only if you obtain a proxy from your broker or nominee in advance of the Annual Meeting and bring it with you to hand in along with the ballot that will be provided. The date, time and location of each Annual Meeting is set forth on the enclosed notice of meeting for the Funds.

iv

●	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

●	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

●	To vote over the Internet prior to the meeting, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, a Fund may not be able to hold its Annual Meeting or the vote on the proposals, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

v

[●], 2025

Nuveen California Select Tax-Free Income Portfolio (NXC)

Nuveen New York Select Tax-Free Income Portfolio (NXN)

and

nuveen select tax-free income portfolio (NXP)

(Each, a “fund” and together, the “funds”)

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 14, 2025

To the Shareholders:

Notice is hereby given that the Annual Meeting of Shareholders (each, an “Annual Meeting” and together, the “Annual Meetings”) of Nuveen California Select Tax-Free Income Portfolio and Nuveen New York Select Tax-Free Income Portfolio (each, a “Target Fund” and together, the “Target Funds”), and Nuveen Select Tax-Free Income Portfolio (the “Acquiring Fund”) will be held at the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, on November 14, 2025 at 2:00 p.m. Central time, for the following purposes:

●	(Each Target Fund) Agreement and Plan of Reorganization. The shareholders of each Target Fund will vote on a proposal to approve an Agreement and Plan of Reorganization pursuant to which such Target Fund would: (i) transfer all of its assets to the Acquiring Fund in exchange solely for newly issued common shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund; (ii) distribute such newly issued shares of the Acquiring Fund to the common shareholders of the Target Fund; and (iii) liquidate, dissolve and terminate in accordance with applicable law (each, a “Reorganization” and together, the “Reorganizations”).

●	(Acquiring Fund). The shareholders of the Acquiring Fund will vote on each Reorganization separately.

●	(All Funds) Election of Board Members. Four (4) Class I Board Members are to be elected by shareholders of each Fund. Board Members Forrester, Kenny, Wolff and Young are nominees for election by shareholders.

To transact such other business as may properly come before the Annual Meetings.

Shareholders of each Fund are being solicited to vote on the election of four (4) Board Members who have been nominated for election at the Annual Meetings. The Target Fund Board Members would continue in office in the event the Reorganizations are not consummated in a timely manner.

Only shareholders of record as of the close of business on July 17, 2025 are entitled to notice of and to vote at the Annual Meetings and any and all adjournments or postponements thereof.

All Fund shareholders entitled to vote at the Fund’s Annual Meeting are cordially invited to attend the Annual Meetings. In order to avoid delay and additional expense for the Funds and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend your Annual Meeting. You may vote by mail, by telephone or over the Internet.

●	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

●	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

●	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

 1

If you intend to attend an Annual Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend that Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of such Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at your Fund’s Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at such Annual Meeting.

Mark L. Winget
Vice President and Secretary
The Nuveen Closed-End Funds

 2

The information contained in this Joint Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Joint Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED AUGUST 20, 2025

NUVEEN FUNDS
333 WEST WACKER DRIVE
CHICAGO, ILLINOIS 60606
(800) 257-8787

Joint PROXY STATEMENT/PROSPECTUS

Nuveen California Select Tax-Free Income Portfolio (NXC)
N Nuveen New York Select Tax-Free Income Portfolio (NXN)

and

nuveen select tax-free income portfolio (NXP)
(each, a “Fund” and TOGETHER, the “Funds”)

[●], 2025

This Joint Proxy Statement/Prospectus is being furnished to common shareholders of Nuveen California Select Tax-Free Income Portfolio (“California Select”), Nuveen New York Select Tax-Free Income Portfolio (“New York Select” and together with California Select, the “Target Funds” or each individually, a “Target Fund”) and Nuveen Select Tax-Free Income Portfolio (the “Acquiring Fund”), each a closed-end management investment company, in connection with the solicitation of proxies by each Fund’s Board of Trustees, for use at the Annual Meeting of Shareholders of each Fund to be held at the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, on November 14, 2025, at 2:00 p.m. Central time, and at any and all adjournments or postponements thereof (each, an “Annual Meeting” and together, the “Annual Meetings”), to consider the proposals described below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. Each Fund is organized as a Massachusetts business trust. The enclosed proxy card and this Joint Proxy Statement/Prospectus are first being sent to shareholders of the Funds on or about [●], 2025. Shareholders of record of each Fund as of the close of business on July 17, 2025 and entitled to vote are entitled to notice of and to vote at the Annual Meetings and any and all adjournments or postponements thereof. Each Fund’s Board of Trustees is referred to herein as a “Board” and each Trustee, a “Board Member.”

This Joint Proxy Statement/Prospectus explains concisely what you should know before voting on the proposals described in this Joint Proxy Statement/Prospectus or investing in the Acquiring Fund. Please read it carefully and keep it for future reference.

The securities offered by this Joint Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Joint Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

On any matter coming before each Annual Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR the proposals. Shareholders of a Fund who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on a proposal by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending that Annual Meeting and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. However, merely attending an Annual Meeting will not revoke any previously submitted proxy.

With respect to each Reorganization, the following proposal must be approved by the lesser of (1) 67% of the shares of the Target Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Target Fund. With respect to the Acquiring Fund, the proposal must be approved by a majority (more than 50%) of the Acquiring Fund’s outstanding common shares entitled to vote on the matter.

Reorganizations

Proposal No. 1.    (Each Target Fund) To approve an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Target Fund would: (i) transfer all of its assets to the Acquiring Fund in exchange solely for newly issued common shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund; (ii) distribute such newly issued common shares of the Acquiring Fund to the common shareholders of the Target Fund; and (iii) liquidate, dissolve and terminate in accordance with applicable law.

Proposal No. 1a.  (Acquiring Fund) To approve an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which California Select Fund would: (i) transfer all of its assets to the Acquiring Fund in exchange solely for newly issued common shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund; (ii) distribute such newly issued common shares of the Acquiring Fund to the common shareholders of the Target Fund; and (iii) liquidate, dissolve and terminate in accordance with applicable law.

Proposal No. 1b.  (Acquiring Fund) To approve an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which New York Select Fund would: (i) transfer all of its assets to the Acquiring Fund in exchange solely for newly issued common shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund; (ii) distribute such newly issued common shares of the Acquiring Fund to the common shareholders of the Target Fund; and (iii) liquidate, dissolve and terminate in accordance with applicable law.

For the following proposal, the affirmative vote of a plurality (the greatest number of affirmative votes) of each Fund’s common shares present and entitled to vote on the matter will be required to elect each Board Member of that Fund:

Board Member Election

Proposal No. 2.    (Each Fund) To elect four (4) Class I Board Members. Board Members Forrester, Kenny, Wolff and Young are nominees for election by shareholders.

Shareholders of each Fund are being solicited to vote on the election of Board Members who have been nominated for election at the Annual Meeting. The Target Fund Board Members would continue in office in the event the Reorganizations are not consummated in a timely manner.

A quorum of shareholders is required to take action at the Annual Meeting for each Fund. A majority (more than 50%) of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting. Votes cast in person or by proxy at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” for which the broker or nominee returns a voted proxy but are not voted because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary authority to vote such shares on a particular matter. For purposes of holding a meeting, all properly submitted proxies, including abstentions and broker non-votes, will be counted as present for purposes of determining whether a quorum is present.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients are generally required to request the instructions of such customers and clients on how to vote their shares before a Fund’s Annual Meeting. The Funds understand that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may, for certain “routine” matters, vote without instructions from their customers and clients if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposal No. 2 is a “routine” matter, and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms on Proposal No. 2 in the discretion of such broker-dealer firms. Proposal No. 1 is considered a “non-routine” matter for which, under the rules of the NYSE, uninstructed shares may not be voted by broker-dealers. Because the approval of Proposal No. 1 requires that a minimum percentage of a Fund’s outstanding common shares be voted in favor of the proposal, abstentions and broker non-votes will have the same effect as a vote against the proposal. Because the election of Board Members does not require that a minimum percentage of a Fund’s outstanding common shares be voted in favor of any nominee, assuming the presence of a quorum, abstentions and broker non-votes, if any, will have no effect on the outcome of the vote on Proposal No. 2.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Those persons who were shareholders of record of a Fund as of the close of business on July 17, 2025 and entitled to vote at that Fund’s Annual Meeting will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held.

As of July 17, 2025 for each Fund, the shares of the Funds issued and outstanding are as follows:

Fund (Ticker Symbol)	Common Shares(1)
California Select (NXC)	6,415,777
New York Select (NXN)	3,924,894
Acquiring Fund (NXP)	51,362,301

(1)	The common shares of the Funds are listed on the NYSE. Upon the closing of the Reorganizations, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE.

The following documents have been filed with the SEC and are incorporated into this Joint Proxy Statement/Prospectus by reference:

(1)	the Statement of Additional Information relating to the proposed Reorganizations, dated [•], 2025 (the “Reorganization SAI”);

(2)	the audited financial statements and financial highlights and related independent registered public accounting firm’s report for California Select contained in California Select’s Annual Report for the fiscal year ended February 28, 2025 (File No. 811-06623);

(3)	the audited financial statements and financial highlights and related independent registered public accounting firm’s report for New York Select contained in New York Select’s Annual Report for the fiscal year ended February 28, 2025 (File No. 811-06624); and

(4)	the audited financial statements and financial highlights and related independent registered public accounting firm’s report for the Acquiring Fund contained in the Acquiring Fund’s Annual Report for the fiscal year ended March 31, 2025 (File No. 811-06548).

No other parts of the Funds’ Annual Reports are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling (800) 257-8787 or writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606. If you wish to request a copy of the Reorganization SAI, please ask for the “Select Tax-Free Income Reorganization SAI.” In addition, each Fund will furnish, without charge, a copy of its most recent Annual Report or Semi-Annual Report to a shareholder upon request. Any such request should be directed to the Funds by calling (800) 257-8787 or by writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds, including the Registration Statement on Form N-14 relating to the common shares of the Acquiring Fund of which this Joint Proxy Statement/Prospectus is a part, may be obtained through the EDGAR database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Reports, proxy statements and other information concerning the Funds can be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund common shares in the Reorganizations. In this connection, no person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Joint PROXY STATEMENT/PROSPECTUS

[•], 2025

Nuveen California Select Tax-Free Income Portfolio (NXC)
Nuveen New York Select Tax-Free Income Portfolio (NXN)

and

nuveen select tax-free income portfolio (NXP)

 v

PROPOSAL NO. 1—REORGANIZATIONS OF THE TARGET FUNDS INTO
THE ACQUIRING FUND

A.	SYNOPSIS

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus with respect to the proposed Reorganizations. More complete information is contained elsewhere in this Joint Proxy Statement/Prospectus and in the Reorganization SAI and the appendices hereto and thereto. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully.

Background and Reasons for the Reorganizations

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), a subsidiary of Nuveen, LLC (“Nuveen”) and the Funds’ investment adviser, recommended the proposed Reorganizations as part of an ongoing initiative to streamline Nuveen’s closed-end fund line-up and eliminate overlapping products. Each Fund’s Board considered its Fund’s Reorganization(s) and determined that such Reorganization(s) would be in the best interests of its Fund. Based on information provided by Nuveen Fund Advisors, each Target Fund’s Board believes that its Fund’s proposed Reorganization(s) may benefit common shareholders of its Fund in a number of ways, including:

●	Lower net operating expenses due to the lower fund-level management fee schedule of the Acquiring Fund compared to that of the Target Funds and the larger size of the combined fund, which are expected to result in a lower effective management fee rate, as well as certain fixed costs being spread over the combined fund’s larger asset base (please see “Proposal No.1—A. Synopsis—Comparative Expense Information” for more information);

●	Greater secondary market liquidity and improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements;

●	The potential for a narrower trading discount as a result of the Acquiring Fund’s common shares trading at a discount that historically has been lower than that of each Target Fund’s common shares; and

●	Increased portfolio management flexibility due to the significantly larger asset base of the combined fund.

Each Target Fund’s Board considered that the Target Fund’s shareholders would lose the benefit of the state tax exemption as a result of the Target Fund’s Reorganization, including in its evaluation of the applicable Fund's relative performance. See “Proposal No. 1—C. Information About the Reorganizations—Reasons for the Reorganizations.”

Based on information provided by Nuveen Fund Advisors, the Acquiring Fund’s Board considered that the Acquiring Fund may benefit in the near term from a modest increase in operating efficiencies and potential reduction in operating expenses assuming both Reorganizations are completed and over the long term from increased investment capital, which allows the Acquiring Fund to pursue additional investment opportunities.

For these reasons, among other things, each Fund’s Board has determined that its Fund’s Reorganization(s) is/are in the best interests of its Fund and has approved such Reorganization(s).

The closing of each Reorganization is subject to the satisfaction or waiver of certain closing conditions, which include approval of Target Fund shareholders, approval of Acquiring Fund shareholders and other customary closing conditions. If a Reorganization is not consummated, the Board of the Target Fund involved in that Reorganization may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Reorganization proposal or continuing to operate the Target Fund as a stand-alone fund. The closing of each Reorganization is not contingent on the closing of the other Reorganization. For a discussion of the Boards’ considerations regarding the approval of the Reorganizations, see “Proposal No. 1—C. Information About the Reorganizations—Reasons for the Reorganizations.”

Material Federal Income Tax Consequences of the Reorganizations

As a non-waivable condition to each closing, each Fund involved in the Reorganization will receive an opinion of Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Reorganization will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that no Fund will generally recognize gain or loss for U.S. federal income tax purposes as a direct result of the Reorganizations. It is also expected that shareholders of a Target Fund who receive Acquiring Fund shares pursuant to a Reorganization will recognize no gain or loss for U.S. federal income tax purposes as a result of such exchange, except to the extent a common shareholder of a Target Fund receives cash in lieu of a fractional Acquiring Fund common share. Prior to the closing of the Reorganizations, each Target Fund expects to declare a distribution to common shareholders of all of its net investment income and net capital gains, if any. All or a portion of such a distribution made by a Target Fund may be taxable to that Target Fund’s shareholders for U.S. federal income tax purposes. See “Proposal No. 1—C. Information About the Reorganizations—Material Federal Income Tax Consequences of the Reorganizations.”

Comparison of the Acquiring Fund and the Target Funds

General. The Acquiring Fund and the Target Funds are closed-end management investment companies organized as Massachusetts business trusts. Set forth below is certain comparative information about the organization, capitalization and operation of the Funds.

Organization
Fund	Organization Date	State of Organization	Entity Type
California Select	March 30, 1992	Commonwealth of Massachusetts	Business Trust
New York Select	March 30, 1992	Commonwealth of Massachusetts	Business Trust
Acquiring Fund	January 29, 1992	Commonwealth of Massachusetts	Business Trust

Capitalization—Common Shares(1)
Fund	Authorized Shares	Shares Outstanding	Par Value Per Share	Preemptive, Conversion or Exchange Rights	Rights to Cumulative Voting	Exchange on which Common Shares are Listed
California Select	Unlimited	6,412,186	$0.01	None	None	NYSE
New York Select	Unlimited	3,924,894	$0.01	None	None	NYSE
Acquiring Fund	Unlimited	51,233,250	$0.01	None	None	NYSE

(1)	As of May 31, 2025.

Investment Objectives and Policies. The Funds have similar investment objectives, policies and risks, but there are differences. Each Target Fund is a state-specific municipal fund that seeks to provide stable dividends exempt from regular federal income tax and the income tax of a single state. In contrast, the Acquiring Fund is a national municipal fund that seeks to provide current income exempt from regular federal income tax. Because California Select invests primarily in California municipal obligations and New York Select invests primarily in New York municipal obligations, the Target Funds are subject to economic, political and other risks of a single state, while the Acquiring Fund, which may invest in municipal securities of any U.S. state or territory, is not subject to similar single state risk.

California Select’s investment objective is to provide stable dividends exempt from both regular federal and California income taxes, consistent with preservation of capital. As a fundamental policy, under normal circumstances, California Select invests at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which are exempt from regular federal and California income tax.

New York Select’s investment objective is to provide stable dividends exempt from both regular federal income tax, as well as New York State and New York City personal income tax, consistent with preservation of capital. As a fundamental policy, under normal circumstances, New York Select invests at least 80% of its Assets in municipal securities and other related investments, the income from which are exempt from regular federal and New York income tax.

The Acquiring Fund’s investment objective is to provide current income exempt from regular federal income tax, consistent with preservation of capital. As a fundamental policy, under normal circumstances, the Acquiring Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income tax and federal alternative minimum tax.

The following summary compares the current principal investment policies and strategies of the Funds as of the date of this Joint Proxy Statement/Prospectus.

California Select	New York Select	Acquiring Fund	Differences

Principal Investment Strategy:

As a fundamental policy, under normal circumstances, the Fund invests at least 80% of its Assets(1) in municipal securities and other related investments, the income from which are exempt from regular federal and California income tax.

Principal Investment Strategy:

As a fundamental policy, under normal circumstances, the Fund invests at least 80% of its Assets(1) in municipal securities and other related investments, the income from which are exempt from regular federal and New York income tax.

Principal Investment Strategy:

As a fundamental policy, under normal circumstances, the Fund invests at least 80% of its Assets(1) in municipal securities and other related investments, the income from which is exempt from regular federal income tax and federal alternative minimum tax.

The Acquiring Fund is a national municipal bond fund, while the Target Funds are state-specific municipal bond funds.
Alternative Minimum Tax Policy: The Fund may invest up to 20% of its Managed Assets(2) in municipal securities that are subject to the federal alternative minimum tax (“AMT Bonds”).	Alternative Minimum Tax Policy: The Fund may invest up to 20% of its Managed Assets(2) in AMT Bonds.	Alternative Minimum Tax Policy: The Fund may invest up to 20% of its Managed Assets(2) in AMT Bonds.	Substantially identical.

California Select	New York Select	Acquiring Fund	Differences

Credit Quality:

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (an “NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser. A security is considered investment grade if it is rated within the four highest letter grades by at least one NRSRO that rate such securities (even if rated lower by another), or if it is unrated but judged to be of comparable quality by the Fund’s sub-adviser.

Credit Quality:

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub-adviser. A security is considered investment grade if it is rated within the four highest letter grades by at least one NRSRO that rate such securities (even if rated lower by another), or if it is unrated but judged to be of comparable quality by the Fund’s sub-adviser.

Credit Quality:

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO that rate such security (even if it is rated lower by another NRSRO) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

Substantially identical.
Under normal circumstances, the Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.	Under normal circumstances, the Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.	Under normal circumstances, the Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated by any NRSRO but judged to be of comparable quality by the Fund’s sub-adviser.
Under normal circumstances, no more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- by all NRSROs that rate the security or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.	Under normal circumstances, no more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- by all NRSROs that rate the security or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.	Under normal circumstances, no more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

California Select	New York Select	Acquiring Fund	Differences
Floating Rate Securities: Under normal circumstances, the Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.	Floating Rate Securities: Under normal circumstances, the Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.	Floating Rate Securities: Under normal circumstances, the Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.	Identical.
Industry Concentration: Under normal circumstances, the Fund will not invest more than 25% of its total assets in municipal securities in any one industry.	Industry Concentration: Under normal circumstances, the Fund will not invest more than 25% of its total assets in municipal securities in any one industry.	Industry Concentration: Under normal circumstances, the Fund will not invest more than 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin.	The Acquiring Fund has a concentration limit with respect to state of origin, while the Target Funds, as state-specific municipal funds, do not.
Futures Contracts: N/A	Futures Contracts: N/A

Futures Contracts:

Under normal circumstances, the Fund may not enter into futures contracts or related options or forward contracts, if more than 30% of its Managed Assets would be represented by futures contracts or more than 5% of its Managed Assets would be committed to initial margin deposits and premiums on futures contracts and related options.

Unlike the Acquiring Fund, the Target Funds do not have stated policies on the use of futures contracts.
Other Investment Companies: N/A	Other Investment Companies: N/A

Other Investment Companies:

Under normal circumstances, the Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly.

Unlike the Acquiring Fund, the Target Funds do not have stated policies on investments in other investment companies.

California Select	New York Select	Acquiring Fund	Differences
Weighted Average Maturity Policy: Under normal circumstances, the Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.	Weighted Average Maturity Policy: Under normal circumstances, the Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.	Weighted Average Maturity Policy: Under normal circumstances, the Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.	Identical.
(1)	Each Fund defines “Assets” as the net assets of the Fund plus the amount of any borrowings for investment purposes.

(2)	Each Fund defines “Managed Assets” as the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Credit Quality. A comparison of the credit quality(1) (as a percentage of total investment exposure, which includes the leveraged effect of the Funds’ investments in inverse floating rate securities of tender option bond trusts, if any) of the portfolios of each Target Fund and the Acquiring Fund, as of February 28, 2025 for the Target Funds and March 31, 2025 for the Acquiring Fund, is set forth below.

California Select	New York Select

Acquiring Fund

(1)	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings, Inc. (“Fitch”). Credit ratings are subject to change. AAA, AA, A, and BBB are investment-grade ratings; BB or lower are below-investment-grade ratings. Holdings designated N/R are not rated by these national rating agencies.

State Allocation. A comparison of the state allocation (as a percentage of total investment exposure, which includes the leveraged effect of the Funds’ investments in inverse floating rate securities of tender option bond trusts) of the portfolios of the Target Funds as of February 28, 2025 and the Acquiring Fund as of March 31, 2025 is set forth below.

California Select	New York Select

Acquiring Fund

California
15%
Illinois
9%
Colorado
9%
Texas
6%
New Jersey
5%
Massachusetts
5%
Florida
5%
Pennsylvania
4%
New York
4%
Washington
4%
Other
34%

Board Members and Officers. The Target Funds and the Acquiring Fund have the same Board Members and officers. The management of each Fund, including general oversight of the duties performed by the Fund’s investment adviser under an investment management agreement between the investment adviser and such Fund (each, an “Investment Management Agreement”), is the responsibility of its Board. Each Fund currently has twelve (12) Board Members, each of whom is not considered an “interested person,” as defined in the 1940 Act.

Pursuant to each Fund’s by-laws, the Board of the Fund is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that typically only the members of one of the three classes stand for election each year. The staggered board structure could delay for up to two years the election of a majority of the Board of each Fund. The Acquiring Fund’s board structure will remain in place following the closing of the Reorganizations.

Investment Adviser. Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”) is the investment adviser to each Fund and is responsible for overseeing each Fund’s overall investment strategy, including the use of leverage, and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, a registered investment adviser, is a subsidiary of Nuveen, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of March 31, 2025, Nuveen managed approximately $1.3 trillion in assets, of which approximately $147.1 billion was managed by Nuveen Fund Advisors.

Unless earlier terminated as described below, each Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until May 1, 2026. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Board Members who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment, as defined in the 1940 Act.

Pursuant to each Investment Management Agreement, each Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. Each Fund’s management fee consists of two components—a complex-level fee, based on the aggregate amount of all eligible fund assets of Nuveen-branded closed- and open-end registered investment companies organized in the U.S., and a specific fund-level fee, based only on the amount of assets of such Fund. This pricing structure enables the Funds’ shareholders to benefit from growth in assets within each individual Fund as well as from growth of complex-wide assets managed by Nuveen Fund Advisors.

For the fiscal year ended February 28, 2025 for the Target Funds and March 31, 2025 for the Acquiring Fund, the effective management fee rates of California Select, New York Select and the Acquiring Fund, expressed as a percentage of average total daily net assets (including assets attributable to leverage), were 0.26%,0.26% and 0.18%, respectively.

The annual fund-level fee rate for each Fund, payable monthly, is calculated according to the following schedules:

Current Fund-Level Fee Schedules

Acquiring Fund
Average Daily Net Assets*	Annual Fee Rate
For the first $125 million	0.0500%
For the next $125 million	0.0375%
For the next $250 million	0.0250%
For the next $500 million	0.0125%

Target Funds
Average Daily Net Assets*	Annual Fee Rate
For the first $125 million	0.1000%
For the next $125 million	0.0875%
For the next $250 million	0.0750%
For the next $500 million	0.0625%
For the next $1 billion	0.0500%
For the next $3 billion	0.0250%
For managed assets over $5 billion	0.0125%

*	Including net assets attributable to the Fund’s principal amount of borrowings, if any.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Each Fund pays all of its other costs and expenses of its operations, including compensation of its Board Members (other than those affiliated with the Adviser), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any.

Each Fund also pays a complex-level fee to Nuveen Fund Advisors, which is payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of eligible assets for all Nuveen-branded closed- and open-end registered investment companies organized in the U.S., as stated in the table below. As of May 31, 2025, the complex-level fee rate for each Fund was 0.1570%.

The annual complex-level fee for each Fund, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule, by a Fund’s daily managed assets:

Complex-Level Fee Rates

Complex-Level Asset Breakpoint Level**	Effective Rate at Breakpoint Level
For the first $124.3 billion	0.1600%
For the next $75.7 billion	0.1350%
For the next $200 billion	0.1325%
For eligible assets over $400 billion	0.1300%

**	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen-branded closed-end funds and Nuveen branded open-end funds (“Nuveen Mutual Funds”). Except as described below, eligible assets include the assets of all Nuveen-branded closed-end funds and Nuveen Mutual Funds organized in the United States. Eligible assets do not include the net assets of: Nuveen fund-of-funds, Nuveen money market funds, Nuveen index funds, Nuveen Large Cap Responsible Equity Fund or Nuveen Life Large Cap Responsible Equity Fund. In addition, eligible assets include a fixed percentage of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by the Adviser’s affiliate, Teachers Advisors, LLC (except those identified above). The fixed percentage will increase annually until May 1, 2033, at which time eligible assets will include all of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by Teachers Advisors, LLC (except those identified above). Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

Sub-Adviser. Nuveen Fund Advisors has selected its wholly owned subsidiary, Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”) located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as the sub-adviser to each of the Funds pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (the “Sub-Advisory Agreement”). Nuveen Asset Management, a registered investment adviser, oversees day-to-day operations and manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Pursuant to each Sub-Advisory Agreement, Nuveen Asset Management is compensated for the services it provides to the Funds with a portion of the management fee Nuveen Fund Advisors receives from each Fund. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

For the services provided pursuant to the Acquiring Fund’s Sub-Advisory Agreement, Nuveen Fund Advisors pays Nuveen Asset Management a portfolio management fee, payable monthly, equal to 60.0000% of the management fee (net of applicable breakpoints, waivers and reimbursements) paid by the Fund to Nuveen Fund Advisors. For the services provided pursuant to each Target Fund’s Sub-Advisory Agreement, Nuveen Fund Advisors pays Nuveen Asset Management a portfolio management fee, payable monthly, equal to 42.8571% of the management fee (net of applicable breakpoints, waivers and reimbursements) paid by the Fund to Nuveen Fund Advisors.

A discussion of the basis for the Board’s most recent approval of the current Investment Management Agreement and Sub-Advisory Agreement is included in each Fund’s Semi-Annual Report for the semi-annual period ended August 31, 2024 with respect to the Target Funds and September 30, 2024 with respect to the Acquiring Fund.

Portfolio Management. Subject to the supervision of Nuveen Fund Advisors, Nuveen Asset Management is responsible for execution of specific investment strategies and day-to-day investment operations for each Fund. Nuveen Asset Management manages the portfolios of the Funds using a team of analysts and a portfolio manager that focuses on a specific group of funds.

Scott Romans, PhD and Kristen DeJong, CFA are the portfolio managers of the Target Funds. Mr. Romans and Ms. DeJong assumed portfolio management responsibility for California Select in 2003 and 2023, respectively, and for New York Select in 2011 and 2023, respectively. Michael S. Hamilton and Stephen J. Candido, CFA are the portfolio managers of the Acquiring Fund. Mr. Hamilton and Mr. Candido assumed portfolio management responsibility for the Acquiring Fund in 2016 and 2023, respectively. Mr. Hamilton and Mr. Candido will manage the combined fund upon completion of the Reorganizations. Additional information regarding the portfolio managers’ compensation, other accounts managed and ownership of securities is contained in the Reorganization SAI.

Scott R. Romans, PhD, Managing Director of Nuveen Asset Management, responsible for managing several state-specific, tax-exempt portfolios, including the California Municipal Bond and the New York Municipal Bond strategies. He also serves as portfolio manager for a number of closed-end funds. Before moving to his portfolio management role in 2003, he was a senior research analyst in the firm’s tax-exempt fixed income department, specializing in the education sector. He holds an undergraduate degree from the University of Pennsylvania, an M.S.F. from the Illinois Institute of Technology Stuart School of Business, and an MA and PhD from the University of Chicago.

Kristen M. DeJong, CFA, Managing Director at Nuveen Asset Management, is a portfolio manager responsible for managing taxable municipal fixed income strategies for customized institutional portfolios and closed-end funds. She began her career in the investment industry in 2005 and joined Nuveen Asset Management in 2008. Prior to her current role, she served as senior research analyst for Nuveen Asset Management’s municipal fixed income team, responsible for conducting credit analysis and providing trade recommendations for separately managed accounts. Previously, she worked as a research associate at Nuveen in the wealth management services area, where she provided research and developed reports on various topics involving retirement, tax and investment planning. Before joining Nuveen, she was a financial advisor at Ameriprise Financial. She received her B.S. in Business from Miami University. Ms. DeJong holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

Michael S. Hamilton, Managing Director, manages tax-exempt fixed income portfolios for Nuveen. He began working in the investment industry when he joined the firm in 1989, as a fixed-income fund manager and trader. He became a portfolio manager in 1992. He received a B.A. from the College of Idaho and an M.B.A. from Western Washington University. He is a member of the CFA Institute and the Portland Society of Financial Analysts.

Stephen J. Candido, CFA, Managing Director at Nuveen Asset Management, is a portfolio manager for high yield municipal strategies at Nuveen, managing high yield funds and institutional accounts. He also has responsibility for tax-exempt open-end funds and closed-end funds that allocate to both investment grade and high yield municipals. Stephen started working in the investment industry in 1996 when he joined Nuveen in the Unit Trust Division. Prior to his current role, he was a vice president and senior research analyst specializing in high yield sectors including land secured credits, project finance and housing. Stephen was also an assistant vice president for Nuveen’s Global Structured Products team beginning in 2005. He also served as the manager of the Fixed Income Unit Trust Product Management and Pricing Group starting in 2001 and prior to that held positions as an equity research analyst and fixed income pricing analyst. Stephen graduated with a B.S. in Finance from Miami University and an M.B.A. in Finance from the University of Illinois at Chicago. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

Comparative Risk Information

Risk is inherent in all investing. Investing in the Funds involves risk, including the risk that you may receive little or no return on your investment or that you may even lose part or all of your investment. An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Before you invest in a Fund, you should consider its principal risks.

Because each Fund invests primarily in municipal securities and other investments the income from which is exempt from regular federal income tax, the principal risks of an investment in each Fund are similar. However, because the Target Funds focus on municipal securities of a single state, the Target Funds are subject to single-state risk, while the Acquiring Fund is not. The principal risks of investing in the Funds are described in more detail below. See “B. Risk Factors.”

Comparative Expense Information

The purpose of the Comparative Fee Table is to assist you in understanding the various costs and expenses of investing in common shares of the Funds. The information in the tables reflect the fees and expenses of each Fund for the fiscal year ended February 28, 2025 for the Target Funds and March 31, 2025 for the Acquiring Fund, and the pro forma fees and expenses of the combined fund following the Reorganizations for the twelve months ended March 31, 2025 assuming both Reorganizations are completed and for each Reorganization separately.

The assets of the Funds will vary based on market conditions and other factors and may vary significantly during volatile market conditions. The figures in the Examples are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Funds’ actual rates of return may be greater or less than the hypothetical 5% annual return shown in the Examples.

1. Comparative Fee Table—Reorganizations of California Select and New York Select

	California Select	New York Select	Acquiring Fund	Combined Fund Pro Forma
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees	0.26%	0.26%	0.18%	0.18%
Interest Expense	0.01%	0.01%	0.04%	0.03%
Other Expenses	0.12%	0.19%	0.05%	0.05%(1)
Total Annual Expenses	0.39%	0.46%	0.27%	0.26%

(1)	Other Expenses are estimated based on actual expenses from the prior fiscal year.

Example: The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
California Select	$4	$13	$22	$49
New York Select	$5	$15	$26	$58
Acquiring Fund	$3	$9	$15	$34
Combined Fund Pro Forma	$3	$8	$15	$33

2. Comparative Fee Table—Reorganization of California Select Only

	California Select	Acquiring Fund	Combined Fund Pro Forma
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees	0.26%	0.18%	0.18%
Interest Expense	0.01%	0.04%	0.04%
Other Expenses	0.12%	0.05%	0.05%(1)
Total Annual Expenses	0.39%	0.27%	0.27%

(1)	Other Expenses are estimated based on actual expenses from the prior fiscal year.

Example: The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
California Select	$4	$13	$22	$49
Acquiring Fund	$3	$9	$15	$34
Combined Fund Pro Forma	$3	$9	$15	$34

3. Comparative Fee Table—Reorganization of New York Select Only

	New York Select	Acquiring Fund	Combined Fund Pro Forma
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees	0.26%	0.18%	0.18%
Interest Expense	0.01%	0.04%	0.04%
Other Expenses	0.19%	0.05%	0.05%(1)
Total Annual Expenses	0.46%	0.27%	0.27%

(1)	Other Expenses are estimated based on actual expenses from the prior fiscal year.

Example: The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
New York Select	$5	$15	$26	$58
Acquiring Fund	$3	$9	$15	$34
Combined Fund Pro Forma	$3	$9	$15	$34

Comparative Performance Information

Comparative total return performance for the Funds for period ended May 31, 2025:

	Average Annual Total			Average Annual Total
	Return on Net Asset Value			Return on Market Value
	One	Five	Ten	One	Five	Ten
	Year	Years	Years	Year	Years	Years
California Select	0.54%	0.12%	2.35%	2.25%	-0.28%	1.97%
New York Select	0.56%	0.52%	1.91%	3.80%	1.22%	2.32%
Acquiring Fund	1.64%	1.20%	3.08%	3.88%	2.22%	4.00%

Average Annual Total Return on Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Past performance information is not necessarily indicative of future results. The performance table above does not reflect the deduction of taxes that a shareholder would pay on distributions or the sale of shares.

B.	RISK FACTORS

An investment in the Acquiring Fund may not be appropriate for all investors. The Acquiring Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Acquiring Fund will achieve its investment objective. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to shares of the Acquiring Fund. An investment in the Acquiring Fund is intended to be a long-term investment, and you should not view the Fund as a trading vehicle. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions, if applicable.

The principal risks of investing in the Acquiring Fund are described below. The risks and special considerations listed below should be considered by common shareholders of the Target Funds in their evaluation of the Reorganizations. While investment in a Target Fund is also generally subject to each of these principal risks, the shareholders of the Target Funds should also consider that the Acquiring Fund may invest in municipal obligations of any U.S. state or territory, whereas the Target Funds invest primarily in municipal bonds of a single state and are subject to economic, political and other risks of a single state.

General Risks of Investing in the Acquiring Fund

Portfolio Level Risks

Alternative Minimum Tax Risk. The Fund may invest in AMT Bonds. Therefore, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Below Investment Grade Risk. Municipal securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay dividends or interest and repay principal, and may be subject to higher price volatility and default risk than investment grade municipal securities of comparable terms and duration. Issuers of lower grade municipal securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated municipal securities may not be as liquid as the secondary market for more highly rated municipal securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular municipal security. If a below investment grade municipal security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.

Call Risk. The Fund may invest in municipal securities that are subject to call risk. Such municipal securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding municipal securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Credit Risk. Issuers of municipal securities in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a municipal security experiencing non-payment and potentially a decrease in the net asset value (“NAV”) of the Fund. To the extent that the credit rating assigned to a municipal security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that municipal securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a municipal security or other asset without buying or selling the municipal security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty. The use of certain derivatives involves leverage, which can cause the Fund’s portfolio to be more volatile than if the portfolio had not been leveraged. Leverage can significantly magnify the effect of price movements of the reference asset, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains when the reference asset changes in unexpected ways. In some instances, such leverage could result in losses that exceed the original amount invested.

It is possible that regulatory or other developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability to invest in certain derivatives or successfully use derivative instruments.

Direct Lending Risk. The Fund may engage in direct lending. Direct loans between the Fund and a borrower may not be administered by an underwriter or agent bank. The Fund may provide financing to commercial borrowers directly or through companies affiliated with the Fund. The terms of the direct loans are negotiated with borrowers in private transactions. Furthermore, a direct loan may be secured or unsecured. The Fund will rely primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. Direct loans may subject the Fund to liquidity risk, interest rate risk, and borrower default or insolvency. Direct loans are not publicly traded and may not have a secondary market which may have an adverse impact on the ability of the Fund to dispose of a direct loan and/or value the direct loan. The Fund’s performance may be impacted by the Fund’s ability to lend on favorable terms as the Fund may be subject to increased competition or a reduced supply of qualifying loans which could lead to lower yields and reduce Fund performance.

As part of its lending activities, the Fund may originate loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although the terms of such financing may result in significant financial returns to the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high. Different types of assets may be used as collateral for the Fund’s loans and, accordingly, the valuation of and risks associated with such collateral will vary by loan. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a borrower that the Fund is lending money to, the Fund may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by the Fund to the borrower. Furthermore, in the event of a default by a borrower, the Fund may have difficulty disposing of the assets used as collateral for a loan. To the extent the Fund seeks to engage in direct lending, the Fund will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, the Fund may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Fund and its holdings.

Distressed or Defaulted Securities Risk. Investments in “distressed” securities, meaning those whose issuers are experiencing financial difficulties or distress at the time of acquisition, present a substantial risk of future default. In the event distressed securities become defaulted securities or the Fund otherwise holds defaulted securities, the Fund may incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted or distressed securities may be subject to restrictions on resale.

Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Economic Sector Risk. The Fund may invest a significant amount of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector making the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. As the percentage of the Fund’s Managed Assets invested in a particular sector increases, so does the potential for fluctuation in the value of the Fund’s assets. In addition, the Fund may invest a significant portion of its assets in certain sectors of the municipal securities market, such as health care facilities, private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its assets in one or more particular sectors, the Fund’s performance may be subject to additional risk and variability.

Financial Futures and Options Transactions Risk. The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.

If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.

Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Because of the interest rate adjustment feature, floating and variable rate securities provide an investor with a certain degree of protection against rises in interest rates, although the investor will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of floating and variable rate securities than on the market value of comparable fixed- income obligations. Thus, investing in floating and variable rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.

Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.

Income Risk. The Fund’s level of current income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. Currently, inflation rates are elevated relative to normal market conditions and could increase.

Insurance Risk. The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments. As a result, such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the NAV of the common shares represented by such insured obligation.

Interest Rate Risk. Interest rate risk is the risk that municipal securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of municipal securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change. If the Fund invests in floating rate securities, the market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the rest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate securities may decline due to lower coupon payments on floating - rate securities.

Inverse Floating Rate Securities Risk. In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

●	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

●	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and

●	If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.

Municipal Securities Risk. The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, a downgrade of a state’s credit rating or the rating of authorities or political subdivisions of the state, demographic factors, ecological or environmental concerns, inability or perceived inability of a government authority to collect sufficient tax or other revenues, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). This risk would be heightened to the extent that the Fund invests a substantial portion of the below-investment grade quality portion of its portfolio in the bonds of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), in industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, municipal lease obligations, private activity bonds or moral obligation bonds) that are particularly exposed to specific types of adverse economic, business or political events. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods, a number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. In addition, the amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Fund may be more dependent on the analytical abilities of the Fund’s sub-adviser than funds that invest in stock or other corporate investments.

Municipal Securities Market Liquidity Risk. Inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell municipal securities at attractive prices, and increase municipal security price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal securities, which may further decrease the Fund’s ability to buy or sell municipal securities. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of municipal securities to raise cash to meet its obligations, those sales could further reduce the municipal securities’ prices and hurt performance.

Municipal Securities Market Risk. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the sub-adviser than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.

Other Investment Companies Risk. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.

With respect to ETFs, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.

Puerto Rico Municipal Securities Market Risk. To the extent that the Fund invests a significant portion of its assets in the securities issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations (collectively referred to as “Puerto Rico” or the “Commonwealth”), it will be disproportionally affected by political, social and economic conditions and developments in the Commonwealth. In addition, economic, political or regulatory changes in that territory could adversely affect the value of the Fund’s investment portfolio.

Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of the Fund’s investments in Puerto Rican municipal securities. Several major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. In both August 2015 and January 2016, Puerto Rico defaulted on its debt by failing to make full payment due on its outstanding bonds, and there can be no assurance that Puerto Rico will be able to satisfy its future debt obligations. Further downgrades or defaults may place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of the Fund’s investments in Puerto Rican municipal securities. Additionally, numerous issuers have entered Title III of the Puerto Rico Oversite, Management and Economic Stability Act (“PROMESA”), which is similar to bankruptcy protection, through which the Commonwealth of Puerto Rico can restructure its debt. However, Puerto Rico’s case is the first ever heard under PROMESA and there is no existing case precedent to guide the proceedings. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than traditional municipal bankruptcy proceedings. Further, it is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the territory. A debt restructuring could reduce the principal amount due, the interest rate, the maturity, and other terms of Puerto Rico municipal securities, which could adversely affect the value of Puerto Rican municipal securities. Legislation, including PROMESA, that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of the Fund’s investments in Puerto Rican municipal securities.

These challenges and uncertainties have been exacerbated by Hurricanes Irma and Maria and the resulting natural disaster in Puerto Rico since 2017. In September 2017, Hurricanes Irma and Maria struck Puerto Rico, causing major damage across the Commonwealth, including damage to its water, power, and telecommunications infrastructure. The length of time needed to rebuild Puerto Rico’s infrastructure is unclear, but could amount to years, during which the commonwealth is likely to be in an uncertain economic state. The full extent of the natural disaster’s impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate. More recently, in late December 2019 and January 2020, a series of earthquakes hit Puerto Rico, including a magnitude 6.4 earthquake, the most powerful earthquake to hit the island in more than a century, causing an estimated $200 million in damage. In addition, in early 2020, as the population of Puerto Rico worked to recover from these natural disasters, the island was significantly impacted by Covid, resulting in the Commonwealth’s authorization of a $787 million relief package to fight the pandemic and its economic impacts. Any reduction in the Commonwealth’s, revenues as a result of the pandemic could have a negative ability on the Commonwealth to meet its debt service obligations, including with respect to debt held by the Fund. Puerto Rico’s political and economic conditions could have a negative impact on the liquidity or value of Puerto Rican municipal securities, and consequently may affect the Fund’s investments and its performance if the Fund invests a significant portion of its assets in Puerto Rican municipal securities.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.

Restricted and Illiquid Investments Risk. Illiquid investments are investments that are not readily marketable. These investments may include restricted investments, including Rule 144A securities, which cannot be resold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), or if they are unregistered may be sold only in a privately negotiated transaction or pursuant to an available exemption from registration. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Special Risks Related to Certain Municipal Obligations. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued.

Certificates of participation involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Structured Products Risk. In addition to the general risks associated with investments in debt securities, holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty, valuation and liquidity risk. The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer or the entity that sold assets to the special purpose trust. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. When investing in structured products, it is impossible to predict whether the underlying index or prices of the underlying securities will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. Structured products may also be less liquid, more volatile and more difficult to price than other types of securities.

Swap Transactions Risk. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the adviser and/or the sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.

Tax Risk. The value of the Fund’s investments and its NAV may be adversely affected by changes in tax rates, rules and policies. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax exempt or tax-deferred accounts, or for investors who are not sensitive to the U.S. federal income tax consequences of their investments.

Taxability Risk. The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for regular U.S. federal income tax purposes, and the sub-adviser will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased U.S. federal income tax liabilities. Certain other investments made by the Fund, including derivatives transactions, may result in the receipt of taxable income or gains by the Fund.

Tobacco Settlement Bond Risk. Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement, an agreement between 46 states and nearly all of the U.S. tobacco manufacturers (the “MSA”). Under the terms of the MSA, the actual amount of future settlement payments by tobacco-manufacturers is dependent on many factors, including, among other things, reduced cigarette consumption. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.

Unrated Securities Risk. Unrated securities determined by the Fund’s investment adviser to be of comparable quality to rated investments which the Fund may purchase may pay a higher dividend or interest rate than such rated investments and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated investments or issuers than rated investments or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.

Valuation Risk. The municipal securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price municipal securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.

When-Issued and Delayed-Delivery Transactions Risk. When-issued and delayed-delivery transactions may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

Zero Coupon Bonds Risk. Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.

Fund Level and Other Risks

Anti-Takeover Provisions. The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Economic and Political Events Risk. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the creditworthiness and value of such municipal securities.

Fund Tax Risk. The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.

Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and asset prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies, may have global negative economic and market repercussions. Additionally, instability in various countries, war, natural and environmental disasters, the spread of infectious illnesses or other public health emergencies, terrorist attacks in the United States and around the world, growing social and political discord in the United States, debt crises, the response of the international community—through economic sanctions and otherwise—to international events, further downgrade of U.S. government securities, changes in the U.S. president or political shifts in Congress, trade disputes and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the global economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Fund’s sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

The Fund does not know and cannot predict how long the securities markets may be affected by these events, and the future impact of these and similar events on the global economy and securities markets is uncertain. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out the duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Legislation and Regulatory Risk. At any time after the date of this Joint Proxy Statement/Prospectus, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objective and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Recent Market Conditions. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, including the imposition of tariffs, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

Ukraine has experienced ongoing military conflict, most recently in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets. Additionally, in October 2023 armed conflict broke out between Israel and the militant group Hamas after Hamas infiltrated Israel’s southern border from the Gaza Strip. Israel has since declared war against Hamas and this conflict has escalated into a greater regional conflict. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Beginning in early 2025, the United States also imposed tariffs on other countries, including Mexico and Canada. The possibility of additional tariffs being imposed or the outbreak of a trade war may adversely impact U.S. and international markets. Additionally, political uncertainty regarding U.S. policy, including the U.S. government’s approach to trade, may also impact the markets and the Fund’s performance.

The U.S. Federal Reserve (the “Fed”) has in the past sharply raised interest rates and has signaled an intention to continue to do so or to maintain relatively higher interest rates until current inflation levels re-align with the Fed’s long-term inflation target. Changing interest rate environments impact the various sectors of the economy in different ways. For example, in March 2023, the Federal Deposit Insurance Corporation (“FDIC”) was appointed receiver for each of Silicon Valley Bank and Signature Bank, the second- and third-largest bank failures in U.S. history, which failures may be attributable, in part, to rising interest rates. Bank failures may have a destabilizing impact on the broader banking industry or markets generally.

C.	INFORMATION ABOUT THE REORGANIZATIONS

General

Each Fund’s Board considered the proposed Reorganizations as part of an ongoing initiative to streamline Nuveen’s closed-end fund line-up and eliminate overlapping products and determined that such Reorganization(s) would be in the best interests of its Fund. Based on information provided by Nuveen Fund Advisors, each Target Fund’s Board believes that its Fund’s proposed Reorganization(s) may benefit common shareholders of its Fund in a number of ways, including:

●	Lower net operating expenses due to the lower fund-level management fee schedule of the Acquiring Fund compared to that of the Target Funds and the larger size of the combined fund, which are expected to result in a lower effective management fee rate, as well as certain fixed costs being spread over the combined fund’s larger asset base (please see “Proposal No.1—A. Synopsis—Comparative Expense Information” for more information);

●	Greater secondary market liquidity and improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements;

●	The potential for a narrower trading discount as a result of the Acquiring Fund’s common shares trading at a discount that historically has been lower than that of each Target Fund’s common shares; and

●	Increased portfolio management flexibility due to the significantly larger asset base of the combined fund.

Each Target Fund’s Board considered that the Target Fund’s shareholders would lose the benefit of the state tax exemption as a result of the Target Fund’s Reorganization, including in its evaluation of the applicable Fund’s relative performance. See “Proposal No. 1 – C. Information About the Reorganizations – Reasons for the Reorganizations.”

Based on information provided by Nuveen Fund Advisors, the Acquiring Fund’s Board considered that the Acquiring Fund may benefit in the near term from a modest increase in operating efficiencies and potential reduction in operating expenses assuming both Reorganizations are completed and over the long term from increased investment capital, which allows the Acquiring Fund to pursue additional investment opportunities.

For these reasons, among other things, each Fund’s Board has determined that its Fund’s Reorganization(s) is/are in the best interests of its Fund and has approved such Reorganization(s).

The closing of each Reorganization is subject to the satisfaction or waiver of certain closing conditions, which include the approval of Target Fund shareholders, approval of Acquiring Fund shareholders and other customary closing conditions. If a Reorganization is not consummated, the Board of the Target Fund involved in that Reorganization may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Reorganization proposal or continuing to operate the Target Fund as a stand-alone fund. The closing of each Reorganization is not contingent on the closing of the other Reorganization.

Terms of the Reorganizations

General. With respect to each Reorganization, the Agreement and Plan of Reorganization by and among the Acquiring Fund and the Target Fund (the “Agreement”), in the form attached as Appendix A to this Joint Proxy Statement/Prospectus, provides for: (1) the Acquiring Fund’s acquisition of all of the assets of the Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund; and (2) the distribution of the newly issued Acquiring Fund common shares received by the Target Fund to its common shareholders as part of the liquidation, dissolution and termination of the Target Fund in accordance with applicable law. No fractional Acquiring Fund common shares will be distributed to the Target Funds’ common shareholders in connection with the Reorganizations and, in lieu of such fractional shares, the Target Funds’ common shareholders entitled to receive a fractional share will receive cash in an amount equal to a pro rata share of the proceeds from the sale by the Acquiring Fund’s transfer agent of the aggregated fractional shares in the open market (as described further below), which may be higher or lower than net asset value. As a result of the Reorganizations, the assets of the Acquiring Fund and the Target Funds would be combined, and the shareholders of the Target Funds would become shareholders of the Acquiring Fund.

The closing date is expected to be on or about December 8, 2025, or such other date as the parties may agree (the “Closing Date”). Following the Reorganization of a Target Fund, the Target Fund would terminate its registration as an investment company under the 1940 Act. The Acquiring Fund will continue to operate after the Reorganizations as a registered closed-end management investment company, with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

With respect to each Reorganization, the aggregate net asset value, as of the Valuation Time (as defined below), of the Acquiring Fund common shares received by the Target Fund in connection with the Reorganization will equal the aggregate net asset value of the Target Fund common shares held by shareholders of the Target Fund as of the Valuation Time. See “—Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Funds” for a description of the rights of Acquiring Fund common shareholders. However, no fractional Acquiring Fund common shares will be distributed to the Target Funds’ common shareholders in connection with the Reorganizations. The Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund common shares that may be due to a Target Fund’s shareholders as of the closing and will sell the resulting whole shares for the account of holders of all such fractional interests at a value that may be higher or lower than net asset value, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to the shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes). For U.S. federal income tax purposes, Target Fund shareholders will be treated as if they received fractional share interests and then sold such interests for cash. The holding period and the aggregate tax basis of the Acquiring Fund shares received by a shareholder, including fractional share interests deemed received by a shareholder, will be the same as the holding period and aggregate tax basis of the Target Fund common shares previously held by the shareholder and exchanged therefor, provided the Target Fund shares exchanged therefor were held as capital assets at the effective time of the Reorganizations. As a result of the Reorganizations, common shareholders will hold reduced percentages of ownership in the larger combined entity than they held in the Acquiring Fund or a Target Fund individually.

Valuation of Assets and Liabilities. If a Reorganization is approved and the other closing conditions are satisfied or waived, the value of the net assets of the Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”). The value of a Target Fund’s assets will be determined by using the valuation procedures of the Nuveen closed-end funds or such other valuation procedures as will be mutually agreed upon by the parties (and approved by each Fund’s Board).

Distributions. Undistributed net investment income represents net earnings from a Fund’s investment portfolio that over time have not been distributed to shareholders. Under the terms of the Agreement, if a Target Fund has undistributed net investment income or undistributed net capital gains, such Target Fund is required to declare a distribution prior to the Valuation Time, which, together with all previous dividends, has the effect of distributing to its shareholders all undistributed net investment income and undistributed realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid U.S. federal income tax) for all taxable periods ending on or before the Closing Date. The Acquiring Fund is not subject to a similar distribution requirement; however, it is anticipated that the Acquiring Fund will declare a distribution prior to the closing, which will result in the distribution of a portion of its undistributed net investment income to its shareholders. Consequently, Target Fund shareholders effectively will purchase a pro rata portion of the Acquiring Fund’s remaining undistributed net investment income and undistributed realized net capital gains, if any, which may be more or less than a Target Fund’s undistributed net investment income and undistributed realized net capital gains immediately preceding the distributions described above, if any. As a result, the Acquiring Fund’s existing shareholders will experience a corresponding reduction in their respective portion of undistributed net investment income and undistributed realized net capital gains per share, if any, such that the Acquiring Fund’s undistributed net investment income and undistributed realized net capital gains per share immediately following the Reorganizations is expected to be less than the Acquiring Fund’s undistributed net investment income and undistributed realized net capital gains per share immediately preceding the Reorganizations.

Amendments. With respect to each Reorganization, under the terms of the Agreement, the Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by each Fund as specifically authorized by each Fund’s Board; provided, however, that following the receipt of shareholder approval of the Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to a Target Fund’s shareholders under the Agreement to the detriment of such shareholders without their further approval.

Conditions. Under the terms of the Agreement, the closing of each Reorganization is subject to the satisfaction or waiver (if permissible) of the following closing conditions: (1) the requisite approval by the shareholders of the Target Fund (2) the requisite approval by the shareholders of the Acquiring Fund, (3) each Fund’s receipt of an opinion substantially to the effect that its Reorganization(s) will qualify as a reorganization under the Code (see “—Material Federal Income Tax Consequences of the Reorganizations”), (4) the absence of legal proceedings challenging the Reorganizations, and (5) the Funds’ receipt of certain customary certificates and legal opinions.

Termination. The Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer or a Vice President without further action by the Board. In addition, a Fund may at its option terminate the Agreement at or before the closing due to: (1) a breach by any other party of any representation, warranty or agreement contained therein to be performed at or before the closing, if not cured within 30 days of the breach and prior to the closing; (2) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears it will not or cannot be met; or (3) a determination by its Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of the Fund.

Reasons for the Reorganizations

Based on the considerations described below, the Board of Trustees of each Target Fund (each, a “Target Board” and collectively, the “Target Boards”), all of whom are not “interested persons,” as defined in the 1940 Act, and the Board of Trustees of the Acquiring Fund (the “Acquiring Board” and together with the Target Boards, the “Boards” and each individually, a “Board”), all of whom are not “interested persons,” as defined in the 1940 Act, have each determined that its Fund’s Reorganization(s) would be in the best interests of its Fund and that the interests of the existing shareholders of its Fund would not be diluted as a result of such Reorganization(s). At a meeting held on June 17, 2025 (the “Board Meeting”), each Board approved its Fund’s Reorganization(s) and recommended that shareholders of its Fund, as applicable, approve such Reorganization(s).

At and prior to the Board Meeting, including at a previous meeting, Nuveen Fund Advisors made presentations and provided the Boards with information relating to the proposed Reorganization(s). Prior to approving the Reorganization(s), each Board reviewed the foregoing information with its independent legal counsel and with management, reviewed with independent legal counsel applicable law and its duties in considering such matters and met with independent legal counsel in private sessions without management present. Based on the foregoing, each Board considered that Nuveen Fund Advisors, each Fund’s investment adviser, had recommended the Reorganization(s) as part of an ongoing initiative to streamline Nuveen’s closed-end fund line-up and eliminate overlapping products. Based on the foregoing, each Board considered the following factors (as applicable), among others, in approving its Fund’s Reorganization(s) and recommending that shareholders of its Fund approve such Reorganization(s):

●	the compatibility of the Funds’ investment objectives, policies and related risks;

●	the consistency of portfolio management;

●	the effect of the Reorganization(s) on the fees and expense ratios of the Funds, including the anticipated savings resulting from the Acquiring Fund’s lower fund-level management fee schedule and larger asset base of the combined fund;

●	the potential for improved secondary market trading with respect to common shares;

●	certain investment performance, including after taking into account the differences in taxation of the Funds;

●	the anticipated federal income tax-free nature of the Reorganizations;

●	the expected costs of the Reorganizations;

●	the terms of the Reorganizations and whether the Reorganizations would dilute the interests of the existing shareholders of the applicable Funds;

●	the effect of the Reorganizations on shareholder rights;

●	alternatives to the Reorganizations; and

●	any potential benefits of the Reorganizations to Nuveen Fund Advisors and its affiliates as a result of the Reorganizations.

Compatibility of Investment Objectives, Policies and Related Risks. Based on the information presented, the Boards considered that the Funds have similar investment objectives, policies and risks, but there are differences. Each Fund seeks to provide tax-exempt current income by investing primarily in municipal securities. However, each Target Fund is a state-specific municipal fund that seeks to provide stable dividends exempt from both regular federal income tax and the income tax of a single state. In contrast, the Acquiring Fund is a national municipal fund that seeks to provide current income exempt from regular federal income tax. Accordingly, the Target Funds are subject to the economic, political and other risks of a single state, whereas the Acquiring Fund, which may invest in the municipal securities of any U.S. state or territory, is not subject to similar single state risk.

In its review, based on information provided by Nuveen Fund Advisors, each Board also considered, among other things, that under normal circumstances each Fund invests at least 80% of its managed assets in investment grade securities (at the time of the investment) and may invest in securities of tender option bonds trusts (“TOBs”). The Board considered the credit quality and TOB profile of each Fund as of May 31, 2025.

Consistency of Portfolio Management. The Boards considered that each Fund has the same investment adviser and sub-adviser. Although each Target Fund has the same portfolio managers, the Target Board considered that the portfolio managers of the Acquiring Fund are different. The portfolio managers of the Acquiring Fund will continue to manage the portfolio of the Acquiring Fund following the Reorganization(s).

Larger Asset Base of the Combined Fund; Effect of the Reorganization(s) on Fees and Expense Ratios. The Boards considered the management fee and operating expense ratios of each Fund and the anticipated operating expense savings of each Fund resulting from the Reorganization(s) assuming both Reorganizations take place. In this regard, each Target Board considered that the fund-level management fee schedule of the Acquiring Fund is lower than the fund-level management fee schedule of the respective Target Fund and that, as a result, a lower effective management fee rate was expected for each Target Fund. In addition, each Target Board considered that it was anticipated that its respective Target Fund would benefit as certain fixed costs would be shared over the combined fund’s larger asset base and that it was expected that the net operating expense ratio per common share of the combined fund would be lower than that of its Target Fund prior to the closing of the Reorganization(s). Each Target Board further considered that its respective Target Fund may benefit from increased portfolio management flexibility due to the significantly larger asset base of the combined fund. Similarly, the Acquiring Board considered that it was anticipated that the Acquiring Fund may benefit in the near term from a modest increase in operating efficiencies and potential reduction in operating expenses assuming both Reorganizations are completed and over the longer term from increased investment capital, which allows the Acquiring Fund to pursue additional investment opportunities. Each Target Board further considered that its Target Fund’s shareholders would lose the benefit of the state tax exemption as a result of its Target Fund’s Reorganization (including in its evaluation of the applicable Fund's relative performance) but considered the potential benefits of the applicable Reorganization in comparison to such costs.

Potential for Improved Secondary Market Trading. While it is not possible to predict trading levels following the Reorganization(s), each Board considered that the combined fund’s greater share volume may result in greater secondary market liquidity and improved secondary market trading for common shares after the Reorganization(s), which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements. Further, each Board considered the investment performance of the Funds on both a net asset value and market price basis for various periods ended May 31, 2025 and, based on information provided by Nuveen Fund Advisors, considered that the Acquiring Fund’s market price and net asset value returns outperformed those of each Target Fund for such periods. In addition, based on the information provided by the Nuveen Fund Advisors, the Target Boards considered the potential for a narrower trading discount, relative to the Target Funds, as a result of the Acquiring Fund’s common shares trading at a discount that historically has been lower than that of each Target Fund’s common shares; however, the Target Boards recognized that the past trading record of the common shares of the Acquiring Fund may not necessarily be indicative of how the common shares of the combined fund will trade in the future and there is no guarantee that the common shares of the combined fund would have a narrower trading discount than that of each Target Fund’s common shares.

Anticipated Tax-Free Reorganizations. Each Reorganization will be structured with the intention that it qualifies as a tax-free reorganization for federal income tax purposes, and each Fund participating in such Reorganization will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions and exclusions).

Expected Costs of the Reorganizations. The Boards considered the terms and conditions of the Reorganizations, including the estimated costs associated with the Reorganizations, and the allocation of such costs among the Funds in light of the allocation methodology.

Terms of the Reorganizations and Impact on Shareholders. The terms of the Reorganizations are intended to avoid dilution of the interests of the existing shareholders of the applicable Funds. In this regard, each Target Board considered that each holder of common shares of the Target Fund will receive common shares of the Acquiring Fund (taking into account any fractional shares to which the shareholder would be entitled) equal in value as of the Valuation Time to the aggregate per share net asset value of that shareholder’s Target Fund common shares held as of the Valuation Time. However, no fractional common shares of the Acquiring Fund will be distributed to the Target Funds’ common shareholders in connection with the Reorganizations. In lieu of such fractional shares, the Target Funds’ common shareholders will receive cash.

In conjunction with the issuance of additional common shares of the Acquiring Fund as described above, the Acquiring Board considered that the Acquiring Fund would receive additional assets and liabilities as a result of the Reorganizations. The Boards also considered that the closing of a Reorganization was not contingent on the closing of the other Reorganization.

Effect on Shareholder Rights. The Boards considered that each Fund is organized as a Massachusetts business trust. In this regard, with respect to the Target Funds, there will be no change to shareholder rights under state statutory law.

Alternatives. Each Board considered various alternatives to the Reorganizations, including maintaining the status quo.

Potential Benefits to Nuveen Fund Advisors and Affiliates. The Boards considered that the Reorganizations may result in some benefits and economies of scale for Nuveen Fund Advisors and its affiliates. These may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of each Target Fund as a separate fund in the Nuveen complex. However, as noted above, the Acquiring Fund’s fund-level management fee schedule is lower than each Target Fund’s fund-level management fee schedule.

Conclusion. Each Board approved its Fund’s Reorganization(s), concluding that each such Reorganization is in the best interests of its Fund and that the interests of existing shareholders of its Fund will not be diluted as a result of the respective Reorganization(s).

Capitalization

The following tables sets forth the unaudited capitalization of the Funds as of May 31, 2025, and the pro forma combined capitalization of the Acquiring Fund as if the Reorganization(s) had occurred on May 31, 2025 assuming the completion of both Reorganizations and the completion of each Reorganization separately.

1. Capitalization Table—Reorganizations of California Select and New York Select

The table reflects pro forma exchange ratios of approximately 0.93893935 and 0.86017247 common shares of the Acquiring Fund issued for each common share of California Select and New York Select, respectively. If the Reorganizations are consummated, the actual exchange ratios may vary.

	California Select	New York Select	Acquiring Fund	Pro Forma Adjustments		Combined Fund Pro Forma(1)
Common Shareholders’ Equity:
Common Shares, $0.01 par value per share; 6,412,186 shares outstanding for California Select, 3,924,894 shares outstanding for New York Select, 51,223,250 shares outstanding for the Acquiring Fund, and 60,619,985 shares outstanding for the Combined Fund Pro Forma	$64,122	$39,249	$512,233	$(9,404	)(2)	$606,200
Paid-in surplus	89,241,353	53,856,608	719,452,714	(895,596	)(3)	861,655,079
Total distributable earnings	(4,941,151)	(6,356,871)	(4,083,947)	(1,920,805	)(4)	(17,302,774)
Net assets applicable to common shares	$84,364,324	$47,538,986	$715,881,000	$(2,825,805)		$844,958,505
Net asset value per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$13.16	$12.11	$13.98			$13.94
Authorized shares: Common	Unlimited	Unlimited	Unlimited			Unlimited

(1)	The pro forma balances are presented as if the Reorganizations were effective as of May 31, 2025, and are presented for informational purposes only. The actual closing date of the Reorganizations is expected to be on or about December 8, 2025, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Reorganizations.
(2)	Assumes the issuance of 6,020,642 and 3,376,093 Acquiring Fund common shares in exchange for the net assets of California Select and New York Select, respectively. These numbers are based on the net asset value of shares of the Funds as of May 31, 2025, adjusted for estimated Reorganization costs and the effect of distributions, where applicable.
(3)	Includes the impact of estimated total Reorganization costs of $905,000, which are expected to be borne by California Select, New York Select and the Acquiring Fund in the amounts of $445,000, $445,000 and $15,000, respectively.
(4)	Assumes that New York Select and the Acquiring Fund will make net investment income distributions of $35,979 and $1,884,826, respectively, to their shareholders prior to the Reorganization.

2. Capitalization Table—Reorganization of California Select

The table reflects a pro forma exchange ratio of approximately 0.93893935 common shares of the Acquiring Fund issued for each common share of California Select. If the Reorganization is consummated, the actual exchange ratios may vary.

	California Select	Acquiring Fund	Pro Forma Adjustments		Combined Fund Pro Forma(1)
Common Shareholders’ Equity:
Common Shares, $0.01 par value per share; 6,412,186 shares outstanding for California Select, 51,223,250 shares outstanding for the Acquiring Fund, and 57,243,892 shares outstanding for the Combined Fund Pro Forma	$64,122	$512,233	$(3,916	)(2)	$572,439
Paid-in surplus	89,241,353	719,452,714	(456,084	)(3)	808,237,983
Total distributable earnings	(4,941,151)	(4,083,947)	(1,884,826	)(4)	(10,909,924)
Net assets applicable to common shares	$84,364,324	$715,881,000	$(2,344,826)		$797,900,498
Net asset value per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$13.16	$13.98			$13.94
Authorized shares: Common	Unlimited	Unlimited			Unlimited

(1)	The pro forma balances are presented as if the Reorganization was effective as of May 31, 2025, and are presented for informational purposes only. The actual closing date of the Reorganization is expected to be on or about December 8, 2025, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Reorganization.
(2)	Assumes the issuance of 6,020,642 Acquiring Fund common shares in exchange for the net assets of California Select. This number is based on the net asset value of shares of California Select and the Acquiring Fund as of May 31, 2025, adjusted for estimated Reorganization costs and the effect of distributions, where applicable.
(3)	Includes the impact of estimated total Reorganization costs of $460,000, which are expected to be borne by California Select and the Acquiring Fund in the amounts of $445,000 and $15,000, respectively.
(4)	Assumes the Acquiring Fund will make net investment income distributions of $1,884,826 to its shareholders prior to the Reorganization.

3. Capitalization Table—Reorganization of New York Select

The table reflects a pro forma exchange ratio of approximately 0.86017247 common shares of the Acquiring Fund issued for each common share of New York Select. If the Reorganization is consummated, the actual exchange ratios may vary.

	New York Select	Acquiring Fund	Pro Forma Adjustments		Combined Fund Pro Forma(1)
Common Shareholders’ Equity:
Common Shares, $0.01 par value per share; 3,924,894 shares outstanding for New York Select, 51,223,250 shares outstanding for the Acquiring Fund, and 54,599,343 shares outstanding for the Combined Fund Pro Forma	$39,249	$512,233	$(5,489	)(2)	$545,993
Paid-in surplus	53,856,608	719,452,714	(454,511	)(3)	772,854,811
Total distributable earnings	(6,356,871)	(4,083,947)	(1,920,805	)(4)	(12,361,623)
Net assets applicable to common shares	$47,538,986	$715,881,000	$(2,380,805)		$761,039,181
Net asset value per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$12.11	$13.98			$13.94
Authorized shares: Common	Unlimited	Unlimited			Unlimited

(1)	The pro forma balances are presented as if the Reorganization was effective as of May 31, 2025, and are presented for informational purposes only. The actual closing date of the Reorganization is expected to be on or about December 8, 2025, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Reorganization.
(2)	Assumes the issuance of 3,376,093 Acquiring Fund common shares in exchange for the net assets of New York Select. This number is based on the net asset value of shares of New York Select and the Acquiring Fund as of May 31, 2025, adjusted for estimated Reorganization costs and the effect of distributions, where applicable.
(3)	Includes the impact of estimated total Reorganization costs of $460,000, which are expected to be borne by New York Select and the Acquiring Fund in the amounts of $445,000 and $15,000, respectively.
(4)	Assumes that New York Select and the Acquiring Fund will make net investment income distributions of $35,979 and $1,884,826, respectively, to its shareholders prior to the Reorganization.

Expenses Associated with the Reorganizations

The Funds and indirectly their common shareholders will bear the cost of the Reorganizations. The expenses of the Reorganizations (whether or not consummated) will be allocated to the Funds based on the expected benefits of the Reorganizations, including fee and expense savings, tighter bid/ask spreads and greater liquidity due to higher common share trading volume, as measured over the average shareholder holding period for shareholders of each Fund (fifteen months for California Select, eighteen months for New York Select and twenty-four months for the Acquiring Fund). The costs of the Reorganizations are estimated to be $905,000, but the actual costs may be higher or lower than that amount. These costs represent the estimated nonrecurring expenses of the Funds in carrying out their obligations under the Agreement and consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Reorganizations. Based on expected benefits of the Reorganizations to each Fund, California Select is expected to be allocated approximately $445,000, New York Select is expected to be allocated approximately $445,000 and the Acquiring Fund is expected to be allocated approximately $15,000 of expenses in connection with the Reorganizations. If one or both Reorganizations are not consummated for any reason, including because the requisite shareholder approvals are not obtained, the Funds and indirectly their common shareholders, will still bear the costs of the Reorganizations.

The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $7,500 per Fund plus reasonable expenses, which is included in the foregoing estimate.

Dissenting Shareholders’ Rights of Appraisal

Under the charter documents of the Target Funds, shareholders do not have dissenters’ rights of appraisal with respect to the Reorganizations.

Material Federal Income Tax Consequences of the Reorganizations

With respect to each Reorganization, as a non-waivable condition to each Fund’s obligation to consummate the Reorganization, each Fund participating in the Reorganization will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) with respect to the Reorganization substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for U.S. federal income tax purposes:

1.	The transfer by the Target Fund of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, immediately followed by the pro rata distribution of all the Acquiring Fund shares so received by the Target Fund to the Target Fund’s shareholders of record in complete liquidation of the Target Fund and the dissolution of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

2.	No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the Target Fund’s assets solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

3.	No gain or loss will be recognized by the Target Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund shares to the Target Fund’s shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

4.	No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund shares, except to the extent the Target Fund’s common shareholders receive cash in lieu of a fractional Acquiring Fund common share.

5.	The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

6.	The holding period of the Acquiring Fund shares received by a Target Fund shareholder in the Reorganization (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the effective time of the Reorganization.

7.	The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

8.	The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of a Reorganization on a Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any gain or loss is required to be recognized under U.S. federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or non-U.S. tax issues of any kind.

Each opinion will be based on certain factual representations and customary assumptions. The opinion will rely on such representations and will assume the accuracy of such representations. If such representations and assumptions are incorrect, the Reorganization that is the subject of such opinion may not qualify as tax-free reorganization for U.S. federal income tax purposes, and the Target Fund involved in such Reorganization and Target Fund shareholders may recognize taxable gain or loss as a result of that Reorganization.

Opinions of counsel are not binding upon the Internal Revenue Service (“IRS”) or the courts and there can be no assurance that the IRS or a court will concur on all or any of the issues discussed above. If a Reorganization occurs but the IRS or the courts determine that it does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Target Fund involved in such Reorganization would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of that Target Fund would recognize taxable gain or loss equal to the difference between its basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

If a Target Fund common shareholder receives cash in lieu of a fractional Acquiring Fund share, the shareholder will be treated as having received the fractional Acquiring Fund share pursuant to the Reorganization and then as having sold that fractional Acquiring Fund share for cash. As a result, each such Target Fund common shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the basis in the fractional Acquiring Fund share to which the shareholder is entitled. This gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the effective time of the Reorganization, the holding period for the shares (including the holding period of Target Fund shares surrendered therefor if the Target Fund shares were held as capital assets at the time of the Reorganization) is more than one year. The deductibility of capital losses is subject to limitations. Any cash received in lieu of a fractional share may be subject to backup withholding taxes.

Prior to the Valuation Time, each Target Fund will declare a distribution to its common shareholders, which, together with all other distributions to its common shareholders made with respect to the taxable year in which its Reorganization occurs and all prior taxable years, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid U.S. federal income tax), if any, through the Closing Date of its Reorganization. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for U.S. federal income tax purposes. Additional distributions may be made if necessary. All dividends and distributions will be paid in cash unless a shareholder has made an election to reinvest dividends and distributions in additional shares under the Target Fund’s dividend reinvestment plan. Taxable dividends and distributions are subject to U.S. federal income tax whether received in cash or additional shares.

After the Reorganizations, the combined fund’s ability to use a Target Fund’s or the Acquiring Fund’s realized and unrealized pre-Reorganization capital losses may be limited under certain U.S. federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay U.S. federal income taxes sooner, or pay more U.S. federal income taxes, than they would have had the Reorganizations not occurred. However, the effect of these potential limitations will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganizations and the amount of unrealized capital gains in the Funds at the time of the Reorganizations.

As of February 28, 2025 for the Target Funds and March 31, 2025 for the Acquiring Fund, each Fund’s respective tax year end, each Fund had unused capital loss carryforwards available for U.S. federal income tax purposes to be applied against future capital gains, if any. The capital loss carryforwards are not subject to expiration.

	California Select	New York Select	Acquiring Fund(1)
Not subject to expiration
Short-Term	$462,145	$2,632,255	$5,485,110
Long-Term	$1,722,938	$1,942,775	$14,991,763
Total	$2,185,083	$4,575,030	$20,476,873

(1) A portion of the Acquiring Fund's capital loss carryforwards is subject to a limitation under the Internal Revenue Code related regulations.

In addition, the shareholders of a Target Fund participating in a Reorganization will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the closing of the Reorganization(s) when such income and gains are eventually distributed by the Acquiring Fund. To the extent the Acquiring Fund sells portfolio investments after the Reorganization(s), the Acquiring Fund may recognize gains or losses, which also may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former Target Fund shareholders who hold shares of the Acquiring Fund following the Reorganizations). As a result, shareholders of each Target Fund participating in a Reorganization and shareholders of the Acquiring Fund may receive a greater amount of taxable distributions than they would have had the Reorganization(s) not occurred.

The foregoing is intended to be only a summary of the principal U.S. federal income tax consequences of the Reorganizations and should not be considered to be tax advice. This description of the U.S. federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. There can be no assurance that the IRS will concur on all or any of the issues discussed above. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganizations, including, without limitation, the federal, state, local and non-U.S. tax consequences with respect to the foregoing matters and any other considerations which may be applicable to them.

Shareholder Approval

With respect to each Reorganization, the Reorganization is required to be approved by the affirmative vote of the holders of the lesser of (1) 67% of the shares of the Target Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Target Fund. With respect to the Acquiring Fund, the proposal for each Reorganization must be approved by a majority (more than 50%) of the Acquiring Fund's outstanding common shares entitled to vote on the matter.

Abstentions and broker non-votes will not be voted but have the same effect as a vote against the approval of the Reorganization. Broker non-votes are shares held by brokers or nominees, typically in “street name,” as to which (1) instructions have not been received from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary voting power on a particular matter.

The closing of each Reorganization is subject to the satisfaction or waiver of certain closing conditions, which include approval of Target Fund shareholders, approval of Acquiring Fund shareholders and other customary closing conditions. If a Reorganization is not consummated, the Board of the Target Fund involved in that Reorganization may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Reorganization proposal or continuing to operate the Target Fund as a stand-alone fund. The closing of each Reorganization is not contingent on the closing of the other Reorganization.

Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Funds

General

As a general matter, the common shares of the Acquiring Fund and the Target Funds have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their Fund and have no preemptive, conversion or exchange rights, except as the Trustees may authorize, or rights to cumulative voting. Holders of whole common shares of each Fund are entitled to one vote per share on any matter on which the shareholder is entitled to vote, while each fractional share entitles its holder to a proportional fractional vote. Furthermore, the provisions set forth in each Fund’s declaration of trust and by-laws include, among other things, the same super-majority voting provisions, as described under “Additional Information about the Acquiring Fund—Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws.” The full text of each Fund’s declaration of trust and by-laws is on file with the SEC and may be obtained as described on page 83.

The Acquiring Fund’s declaration of trust authorizes an unlimited number of common shares, par value $0.01 per share. If a Reorganization is consummated, the Acquiring Fund will issue additional common shares on the Closing Date to the Target Fund participating in such Reorganization based on the relative per share net asset value of the Acquiring Fund and the aggregate net assets of such Target Fund that are transferred in connection with the Reorganization, in each case as of the Valuation Time.

The terms of the Acquiring Fund common shares to be issued pursuant to the Reorganizations will be identical to the terms of the Acquiring Fund common shares that are then outstanding. Acquiring Fund common shares have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting. See also “Summary Description of Massachusetts Business Trusts.”

Distributions

As a general matter, each Fund has a monthly distribution policy and each Fund seeks to maintain a stable level of distributions. Each Fund’s current policy, which may be changed by its Board, is to make regular monthly cash distributions to holders of its common shares at a stable rate (stated in terms of a fixed cents per common share dividend rate) based on the past and projected net income performance of the Fund. To help maintain more stable monthly distributions, the distribution paid by the Fund for any particular monthly period may be more or less than the amount of net income actually earned by the Fund during such period, and any such under-(or over-) distribution of income is reflected in the Fund’s net asset value.

The Acquiring Fund’s ability to maintain a stable dividend rate will depend on a number of factors. The net income of the Acquiring Fund generally consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Acquiring Fund are accrued each day. Over time, all the net investment income of the Acquiring Fund will be distributed. At least annually, the Acquiring Fund also intends to effectively distribute net capital gains and ordinary taxable income, if any. Although it does not now intend to do so, the Board may change the Acquiring Fund’s dividend policy and the amount or timing of the distributions based on a number of factors, including the amount of the Fund’s undistributed net investment income and historical and projected investment income.

As explained more fully below, at least annually, the Acquiring Fund may elect to retain rather than distribute all or a portion of any net capital gains (which are the excess of net long-term capital gains over net short-term capital losses) otherwise allocable to shareholders and pay U.S. federal income tax on the retained gain. As provided under U.S. federal income tax law, shareholders will include their share of the retained net capital gains in their income for the year as a long-term capital gain (regardless of their holding period in the shares) and will be entitled to a U.S. federal income tax credit or refund for the U.S. federal income tax deemed paid on their behalf by the Acquiring Fund. See “Additional Information About the Acquiring Fund—Federal Income Tax Matters Associated with Investment in the Acquiring Fund” below and “Federal Income Tax Matters” in the Reorganization SAI.

Dividend Reinvestment Plan

Generally, the terms of the dividend reinvestment plan (the “Plan”) for the Acquiring Fund and the Target Fund are identical. Under the Acquiring Fund’s Plan, you may elect to have all dividends, including any capital gain distributions, on your common shares automatically reinvested by Computershare Trust Company, N.A. (the “Plan Agent”) in additional common shares under the Plan. You may elect to participate in the Plan by contacting Nuveen Investor Services at (800) 257-8787. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you or your brokerage firm by Computershare Inc. and the Plan Agent.

If you decide to participate in the Plan of the Acquiring Fund, the number of common shares you will receive will be determined as follows:

(1) If common shares are trading at or above net asset value at the then-current market price; or

(2) If common shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common shares issued by the Acquiring Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments; or

(3) If the Plan Agent begins purchasing Acquiring Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Acquiring Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Upon a sale of your shares, the Acquiring Fund (or its administrative agent) may be required to report to the IRS and furnish to you cost basis and holding period information for the Acquiring Fund’s shares purchased on or after January 1, 2012 (“covered shares”).

For shares of the Acquiring Fund held in the Plan, you are permitted to elect from among several permitted cost basis methods. In the absence of an election, the Plan will use first-in first-out methodology for tracking and reporting your cost basis on covered shares as its default cost basis method. The cost basis method you use may not be changed with respect to a sale of shares after the settlement date of the sale. You should consult with your tax advisors to determine the best permitted cost basis method for your tax situation and to obtain more information about how the cost basis reporting rules apply to you.

Common shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due on such dividends and distributions.

If you hold your common shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Acquiring Fund reserves the right to amend or terminate the Plan if in the judgment of the Board the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing to Computershare, P.O. Box 505000, Louisville, Kentucky 40233-5000, or by calling (800) 257-8787.

Common Share Price Data

The following tables show for the periods indicated: (1) the high and low sales prices for common shares reported as of the end of the day on the NYSE, (2) the corresponding NAV per share reported as of the end of the day on the NYSE, and (3) the premium/(discount) to NAV per share at which the common shares were trading as of such date.

	California Select
	Closing Market Price per		NAV per Common Share on		Premium/(Discount) on
	Common Share		Date of Market Price		Date of Market Price
Fiscal Quarter Ended	High	Low	High	Low	High	Low
May 2025	$13.26	$12.46	$13.60	$13.08	(2.50)%	(4.74)%
February 2025	$13.60	$12.94	$14.00	$13.77	(2.86)%	(6.03)%
November 2024	$14.14	$13.30	$14.04	$13.87	0.71%	(4.11)%
August 2024	$13.95	$12.91	$13.98	$13.80	(0.21)%	(6.45)%
May 2024	$13.73	$12.81	$13.81	$13.72	(0.58)%	(6.63)%
February 2024	$13.35	$12.41	$13.99	$13.79	(4.57)%	(10.01)%
November 2023	$12.97	$11.87	$13.59	$12.93	(4.56)%	(8.20)%

	California Select
	Closing Market Price per		NAV per Common Share on		Premium/(Discount) on
	Common Share		Date of Market Price		Date of Market Price
Fiscal Quarter Ended	High	Low	High	Low	High	Low
August 2023	$13.52	$12.72	$13.81	$13.52	(2.10)%	(5.92)%
May 2023	$13.86	$13.00	$13.69	$13.63	1.24%	(4.62)%

	New York Select

	Closing Market Price per		NAV per Common Share on		Premium/(Discount) on
	Common Share		Date of Market Price		Date of Market Price
Fiscal Quarter Ended	High	Low	High	Low	High	Low
May 2025	$11.85	$11.26	$12.66	$12.15	(6.40)%	(7.33)%
February 2025	$11.95	$11.30	$12.87	$12.62	(7.15)%	(10.46)%
November 2024	$12.18	$11.76	$12.88	$12.78	(5.43)%	(7.98)%
August 2024	$11.88	$11.59	$12.76	$12.53	(6.90)%	(7.50)%
May 2024	$11.90	$11.50	$12.70	$12.52	(6.30)%	(8.15)%
February 2024	$12.20	$11.36	$12.87	$12.58	(5.21)%	(9.70)%
November 2023	$11.96	$10.90	$12.42	$12.07	(3.70)%	(9.69)%
August 2023	$12.43	$11.61	$12.72	$12.37	(2.28)%	(6.14)%
May 2023	$12.26	$11.72	$12.73	$12.49	(3.69)%	(6.16)%

	Acquiring Fund

	Closing Market Price per		NAV per Common Share on		Premium/(Discount) on
	Common Share		Date of Market Price		Date of Market Price
Fiscal Quarter Ended	High	Low	High	Low	High	Low
June 2025	$14.40	$13.63	$14.30	$13.87	0.70%	(1.73)%
March 2025	$15.15	$14.19	$14.47	$14.32	4.70%	(0.91)%
December 2024	$15.15	$14.45	$14.47	$14.40	4.70%	0.35%
September 2024	$15.17	$14.34	$14.75	$14.50	2.85%	(1.10)%
June 2024	$14.56	$13.87	$14.58	$14.41	(0.14)%	(3.75)%
March 2024	$14.88	$14.38	$14.75	$14.55	0.88%	(1.17)%
December 2023	$14.80	$12.95	$14.73	$13.56	0.48%	(4.50)%
September 2023	$14.65	$13.22	$14.51	$13.75	0.96%	(3.85)%
June 2023	$14.65	$14.20	$14.75	$14.52	(0.68)%	(2.20)%

On August 15, 2025, the closing sale prices of California Select, New York Select and the Acquiring Fund common shares were $12.82, $11.65 and $13.95, respectively. These prices represent discounts to net asset value for the California Select and New York Select of (1.38)% and (3.16)%, respectively, while the sale price is equal to the net asset value per share for the Acquiring Fund.

Common shares of each Fund have historically traded at a discount to net asset value. It is not possible to state whether Acquiring Fund common shares will trade at a premium or discount to net asset value following the Reorganizations, or what the extent of any such premium or discount might be.

Affiliated Brokerage and Other Fees

None of the Acquiring Fund or the Target Funds paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Funds or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Funds, the Adviser, or the Sub-Adviser of such Fund.

Summary Description of Massachusetts Business Trusts

The following description is based on relevant provisions of applicable Massachusetts law and each Fund’s operative documents. This summary does not purport to be complete, and we refer you to applicable Massachusetts law and each Fund’s operative documents.

General. Each Fund is a Massachusetts business trust. A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument, and its by-laws (its “governing documents”). Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its governing documents. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the fund’s governing documents.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration of trust and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws, or newer statutory trust laws, such as those of Delaware, provide.

Shareholders of a Massachusetts business trust are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust of each Fund contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. However, courts in Massachusetts have recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration of trust, and declarations of trust may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declaration of trust of each Fund contains such provisions.

The Funds

Each Fund is organized as a Massachusetts business trust and is governed by its declaration of trust and by-laws. Under the declaration of trust of each Fund, any determination as to what is in the interests of the Fund made by the trustees in good faith is conclusive, and in construing the provisions of the declaration of trust, there is a presumption in favor of a grant of power to the trustees. Further, the declaration of trust provides that certain determinations made in good faith by the trustees are binding upon the Fund and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations will be so binding. The by-laws of each Fund provide that each shareholder of the Fund, by virtue of having become a shareholder, shall be held to have expressly assented and agreed to be bound by the terms of the Fund’s governing documents. The Funds’ declaration of trusts are substantially the same, and the Funds have adopted the same by-laws. The following is a summary of some of the key provisions of the Funds’ governing documents.

Shareholder Voting. The declaration of trust of each Fund requires a shareholder vote on a number of matters, including certain amendments to the declaration of trust, the election of trustees if required by the 1940 Act, the merger or consolidation of the Fund with any corporation or a reorganization or recapitalization of the Fund (under certain circumstances) or sales of assets in certain circumstances and matters required to be voted on by the 1940 Act. On or subsequent to January 1, 2010, the Trustees may, without a vote of the shareholders of the Fund, (i) terminate the Fund by written notice to the shareholders or (ii) sell, convey and transfer the assets of the Fund whether to another trust, partnership, association or corporation in exchange for cash, shares or other securities with such transfer being made subject to, or with the assumption by the transferee of, the liabilities belonging to the Fund.

Regular meetings of shareholders for the election of Trustees and the transaction of such other business as may properly be considered at the meeting shall be held if such meetings are required by the NYSE. Special meetings of shareholders may be called by at least two-thirds of the trustees and must be called upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The holders of a majority (more than 50%) of the voting power of the shares of beneficial interest of the Fund entitled to vote at a meeting will constitute a quorum for the transaction of business. Unless other voting provisions contained in the Fund’s governing documents or the 1940 Act apply, the affirmative vote of the holders of a majority (more than 50%) of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter. The governing documents require a super-majority vote in certain circumstances with respect to a merger, consolidation or reorganization or recapitalization of the Fund, or its conversion to an open-end investment company, unless such transaction has been approved by two-thirds of the trustees, and that the affirmative vote of a majority (more than 50%) of the shares outstanding and entitled to vote is required to elect trustees in a “contested election” (i.e., an election in which the number of trustees nominated in accordance with the by-laws exceeds the number of trustees to be elected), but that a plurality vote applies in an uncontested election.

Shareholder Meetings. Meetings of shareholders may be called by the trustees and must be called upon the written request of shareholders entitled to cast at least 10% of all votes entitled to be cast at the meeting. Shareholder requests for special meetings are subject to various requirements under each Fund’s by-laws, including as to the specific form of, and information required in, a shareholder’s request to call such a meeting. A shareholder may request a special meeting only to act on a matter upon which such shareholder is entitled to vote, and shareholders may not request special meetings for the purpose of electing trustees.

The by-laws of each Fund authorize the trustees or the chair of a shareholder meeting to adopt rules, regulations and procedures appropriate for the proper conduct of the meeting, which may include (i) the establishment of an agenda or order of business for the meeting; (ii) the determination of when the polls shall open and close for any given matter to be voted on by the shareholders present or represented at the meeting; (iii) rules and procedures for maintaining order at the meeting and the safety of those present; (iv) limitations on attendance at and participation in the meeting by shareholders, their duly authorized and constituted proxies or such other persons as the chair of the meeting shall determine; (v) restrictions on entry to the meeting after the time fixed for the commencement thereof; (vi) limitations on the time allotted to questions or comments by shareholders; and (vii) the extent to which, if any, other participants are permitted to speak.

The by-laws of each Fund establish qualification criteria applicable to prospective trustees and generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board or to transact any other business at a meeting of shareholders. Any notice by a shareholder must be accompanied by certain information as required by the by-laws. No shareholder proposal will be considered at any meeting of shareholders of a Fund if such proposal is submitted by a shareholder who does not satisfy all applicable requirements set forth in the by-laws, and unless otherwise required by applicable law, no matter may be considered at or brought before any meeting of shareholders unless such matter has been deemed a proper matter for shareholder action by certain officers of the Fund or by at least sixty-six and two-thirds percent (66 2/3%) of the trustees.

Election and Removal of Trustees. The declaration of trust of each Fund provides that the trustees determine the size of the Board, subject to a minimum and a maximum number. Subject to the provisions of the 1940 Act, the declaration of trust also provides that vacancies on the Board may be filled by the remaining trustees. A trustee may be removed only for cause and only by action of at least two-thirds of the remaining trustees or by action of at least two-thirds of the outstanding shares of the class or classes that elected such trustee. The by-laws of each Fund establish qualification requirements applicable to any person who is recommended, nominated, elected, appointed, qualified or seated as a trustee.

Pursuant to each Fund’s by-laws, the Fund’s Board is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year. The staggered board structure could delay for up to two years the election of a majority of the Board of each Fund. The board structure of the Acquiring Fund will remain in place following the closing of the Reorganization.

Issuance of Shares. Under the declaration of trust of each Fund, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes. Only one class of shares is authorized under the declaration of trust of each Fund.

Amendments to Governing Documents. Amendments to the declaration of trust generally require the consent of shareholders owning more than 50% of shares entitled to vote. Certain amendments may be made by the trustees without a shareholder vote, and any amendment to the voting requirements contained in the declaration of trust requires the approval of two-thirds of the outstanding common shares entitled to vote. Each Fund’s by-laws may be amended or repealed, or new by-laws may be adopted, by a vote of a majority of the trustees. The by-laws of each Fund may not be amended by shareholders.

Shareholder, Trustee and Officer Liability. The declaration of trust of each Fund provides that shareholders have no personal liability for the acts or obligations of the Fund and requires the Fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. In addition, each declaration of trust provides that the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, each declaration of trust provides that any person who is a trustee, officer or employee of the Fund is not personally liable to any person in connection with the affairs of the Fund, other than to the Fund and its shareholders arising from such trustee’s, officer’s or employee’s bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. Each declaration of trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. Each declaration of trust also provides that the trustees may rely in good faith on expert advice.

Forum Selection. Each Fund’s by-laws provide that, unless the Fund consents in writing to the selection of an alternative forum, and except for certain claims brought under the federal securities laws, the sole and exclusive forum for any shareholder or group of shareholders to bring (i) any derivative action or proceeding brought on behalf of the Fund, (ii) any action asserting a claim for breach of any duty owed by a trustee or officer or other employee of a Fund to the Fund or to the Fund’s shareholders, (iii) any action asserting a claim arising pursuant to Massachusetts business trust law or the Fund’s governing documents, and (iv) any other action asserting a claim governed by the internal affairs doctrine, shall be within the United States District Court for the District of Massachusetts (Boston Division) or, to the extent such court does not have jurisdiction, the Business Litigation Session of the Massachusetts Superior Court in Suffolk County. Each Fund’s by-laws further provide that in any such covered action there is no right to a jury trial and the right to a jury trial is expressly waived to the fullest extent permitted by law.

Derivative and Direct Claims of Shareholders. Each Fund’s by-laws contain provisions regarding derivative and direct claims of shareholders. Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the trustees to bring an action, before the shareholder is entitled to bring or maintain a derivative action in the right of or name of or on behalf of the trust. Under the Massachusetts statute, a shareholder whose demand has been refused by the trustees may bring the claim only if the shareholder demonstrates to a court that the trustees’ decision not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. The by-laws of each Fund largely incorporate the substantive elements of the Massachusetts statute and establish procedures for shareholders to bring derivative actions and for the Board to consider shareholder demands that the Fund commence a suit. In addition, the by-laws of each Fund distinguish direct actions from derivative claims and prohibit the latter from being brought directly by a shareholder.

D.	ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES

Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Target Funds

The Funds have similar investment objectives, policies, and risks, but there are differences. The Target Funds are state-specific municipal funds that seek to provide current income exempt from regular federal income tax and the income tax of a single state. In contrast, the Acquiring Fund is a national municipal fund that seeks to provide current income exempt from regular federal income tax and the federal alternative minimum tax applicable to individuals.

Investment Objectives and Policies

California Select’s investment objective is to provide stable dividends exempt from both regular federal and California income taxes, consistent with preservation of capital. As a fundamental policy, under normal circumstances, California Select invests at least 80% of its Assets in municipal securities and other related investments, the income from which are exempt from regular federal and California income tax.

New York Select’s investment objective is to provide stable dividends exempt from regular federal income tax, as well as New York State and New York City personal income tax, consistent with preservation of capital. As a fundamental policy, under normal circumstances, New York Select invests at least 80% of its Assets in municipal securities and other related investments, the income from which are exempt from regular federal and New York income tax.

The Acquiring Fund’s investment objective is to provide current income exempt from regular federal income tax, consistent with preservation of capital. As a fundamental policy, under normal circumstances, the Acquiring Fund will invest at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal income tax and federal alternative minimum tax.

Additionally, as a fundamental policy, each Fund may invest up to 20% of its Managed Assets in AMT Bonds.

“Assets” mean the net assets of a Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of a Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to a Fund’s use of leverage (whether or not those assets are reflected in a Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

●	Each Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments that, at the time of investment, are rated within the four highest grades (BBB or Baa or better) by at least one NRSRO that rate such security (even if it is rated lower by another NRSRO) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

●	Each Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated by any NRSRO but judged to be of comparable quality by the Fund’s sub-adviser.

●	No more than 10% of each Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

●	(Acquiring Fund only) The Acquiring Fund will not invest more than 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin.

●	(Acquiring Fund only) The Acquiring Fund may not enter into futures contracts or related options or forward contracts, if more than 30% of its Managed Assets would be represented by futures contracts or more than 5% of its Managed Assets would be committed to initial margin deposits and premiums on futures contracts and related options.

●	Each Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

●	(Acquiring Fund only) The Acquiring Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly.

●	Each Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.

The foregoing policies apply only at the time of any new investment.

The Board of Trustees of each Fund may change the policies described above without a shareholder vote. However, each Fund’s (i) investment objective, (ii) policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal income tax and federal alternative minimum tax and (iii) policy of investing up to 20% of its Managed Assets in AMT Bonds, may not be changed without the approval of the holders of a majority of the outstanding common shares. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

Each Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax and, solely with respect to California Select, California personal income taxes and, solely with respect to New York Select, New York income tax.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

Each Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

Solely with respect to California Select, the municipal securities in which the Fund invests are generally issued by the State of California, a municipality in California, or a political subdivision or agency or instrumentality of such state or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the investment adviser to be reliable), is exempt from both regular federal income taxes and California personal income tax, although the interest may be subject to the federal alternative minimum tax.

Solely with respect to New York Select, the municipal securities in which the Fund invests are generally issued by the State of New York, a municipality of New York, or a political subdivision of either, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by Nuveen Asset Management to be reliable), is exempt from regular federal and New York income tax, although the interest may be subject to the federal alternative minimum tax. The Fund may invest in municipal securities issued by U.S. territories (such as Puerto Rico or Guam) that are exempt from regular federal income tax.

Each Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide a Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of a Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Each Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

Each Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Each Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

Each Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

Each Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

Each Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

Each Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages a Fund’s investment.

Each Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, a Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

Each Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

Each Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

Each Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.

Each Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits a Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, a Fund can create a synthetic long or short position, allowing a Fund to select what the manager believes is an attractive part of the yield curve. A Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

Each Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.

Use of Leverage

As a fundamental policy, each Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, a Fund may borrow for temporary or emergency purposes or for repurchase of its shares as permitted by the 1940 Act, and invest in certain instruments, including inverse floating rate securities, that have the economic effect of leverage.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in a Fund’s investment adviser’s and/or a Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), each Target Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy and, during these periods, the Target Fund may not achieve its investment objective, and the Acquiring Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable, or may invest in short-, intermediate-, or long-term U.S. Treasury Bonds.

Portfolio Composition and Other Information

The Acquiring Fund’s portfolio will be composed principally of the following investments.

Municipal Securities

General. The Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal income tax. Municipal securities are often issued by state and local governmental entities to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. The Fund may purchase municipal securities in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which could have the economic effect of financial leverage.

Municipal securities are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses, or to refinance outstanding debt.

Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund may also purchase municipal securities that represent lease obligations, municipal notes, pre-refunded municipal securities, private activity bonds, tender option bonds and other related securities and derivative instruments that create exposure to municipal bonds, notes and securities and that provide for the payment of interest income that is exempt from regular federal income tax.

The municipal securities in which the Fund invests are generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam), and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by Nuveen Asset Management to be reliable), is exempt from regular federal income tax, although the interest may be subject to the federal alternative minimum tax. The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

A municipal security’s market value generally will depend upon its form, maturity, call features, and interest rate, as well as the credit quality of the issuer, all such factors examined in the context of the municipal securities market and interest rate levels and trends.

Municipal Leases and Certificates of Participation. The Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities.

Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Fund’s original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Fund will only purchase municipal securities representing lease obligations where Nuveen Asset Management believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities. The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds. Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

Special Taxing Districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

When-Issued and Delayed Delivery Transactions. The Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, because bonds are subject to market fluctuations, the value of the bonds at time of delivery may be less (or more) than cost. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents, or liquid securities having a market value at all times at least equal to the amount of the commitment.

Zero Coupon Bonds. A zero coupon bond is a bond that typically does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, the holder receives the par value of the zero coupon bond, which generates a return equal to the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. This original issue discount (“OID”) approximates the total amount of interest the security will accrue and compound prior to its maturity and reflects the payment deferral and credit risk associated with the instrument. Because zero coupon securities and other OID instruments do not pay cash interest at regular intervals, the instruments’ ongoing accruals require ongoing judgments concerning the collectability of deferred payments and the value of any associated collateral. As a result, these securities may be subject to greater value fluctuations and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash on a current basis. Because zero coupon bonds, and OID instruments generally, allow an issuer to avoid or delay the need to generate cash to meet current interest payments, they may involve greater payment deferral and credit risk than coupon loans and bonds that pay interest currently or in cash. The Fund generally will be required to distribute dividends to shareholders representing the income of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders. For accounting purposes, these cash distributions to shareholders will not be treated as a return of capital.

Further, Nuveen Fund Advisors collects management fees on the value of a zero coupon bond or OID instrument attributable to the ongoing non-cash accrual of interest over the life of the bond or other instrument. As a result, Nuveen Fund Advisors receives non-refundable cash payments based on such non-cash accruals while investors incur the risk that such non-cash accruals ultimately may not be realized.

Inverse Floating Rate Securities. The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities. Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds) and inverse floating rate securities (sometimes referred to as inverse floaters or residual interest securities). Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, the Fund receives the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, the Fund as the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal security deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the residual inverse floaters that are issued by the special purpose trust. The Fund expects to make limited investments in inverse floaters, with leverage ratios that may vary at inception between one and three times. In addition, all voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to the Fund, as the holder of the residual inverse floating rate securities.

Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is generally more volatile than the underlying securities due to the leveraging effect of this ownership structure. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity based upon the liquidity of the underlying securities deposited in a special purpose trust.

The Fund may invest in inverse floating rate securities, issued by special purpose trusts that have recourse to the Fund. In Nuveen Asset Management’s discretion, the Fund may enter into a separate shortfall and forbearance agreement with the third party sponsor of a special purpose trust. The Fund may enter into such recourse agreements (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require the Fund to reimburse the third party sponsor of such inverse floater, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. Such agreements may expose the Fund to a risk of loss that exceeds its investment in the inverse floating rate securities. Absent a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. If the Fund chooses not to enter into such an agreement, the special purpose trust could be liquidated and the Fund could incur a loss.

The Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same special purpose trust.

Floating Rate Securities. The Fund may also invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The Fund intends to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by Nuveen Asset Management, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (the “IRS”) will agree with such counsel’s opinion in any particular case, there is a risk that the Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various tax provisions applicable to RICs, is unclear. The Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

Structured Notes

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. These types of investments may generate taxable income.

Derivatives

The Fund may invest in certain derivative instruments in pursuit of its investment objective. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. In particular, the Fund may use credit default swaps and interest rate swaps. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. If the Fund is a seller of a contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap. If the Fund is a buyer of a contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund. Interest rate swaps involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. See “Hedging Strategies and Other Uses of Derivatives” in the Reorganization SAI.

Limitations on the Use of Futures, Options on Futures and Swaps. Nuveen Fund Advisors has claimed, with respect to the Fund, the exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (the “CEA”) provided by Commodity Futures Trading Commission (the “CFTC”) Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In addition, Nuveen Asset Management has claimed the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if the Fund uses futures, options on futures or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and the Fund intends to comply with amended Regulation 4.5’s requirements such that Nuveen Fund Advisors will not be required to register as a commodity pool operator with the CFTC with respect to the Fund. The Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. The requirements for qualification as a RIC may also limit the extent to which the Fund may employ futures, options on futures or swaps.

Nuveen Fund Advisors and Nuveen Asset Management may use derivative instruments to seek to enhance return, to hedge some of the risk of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that, if used, that the strategies will be successful.

Other Investment Companies

As a non-fundamental policy, the Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Fund may invest in investment companies that are advised by Nuveen Fund Advisors, Nuveen Asset Management or their respective affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Fund has not applied for and currently does not intend to apply for such relief. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

Nuveen Asset Management will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the section entitled “Risk Factors,” the net asset value and market value of leveraged shares will be more volatile and the yield to Common Shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Portfolio Turnover

The Fund may buy and sell municipal securities to accomplish its investment objective in relation to actual and anticipated changes in interest rates. The Fund also may sell one municipal security and buy another of comparable quality at about the same time to take advantage of what Nuveen Asset Management believes to be a temporary price disparity between the two bonds that may result from imbalanced supply and demand. The Fund also may engage in a limited amount of short-term trading, consistent with its investment objective. The Fund may sell securities in anticipation of a market decline (a rise in interest rates) or buy securities in anticipation of a market rise (a decline in interest rates) and later sell them, but the Fund will not engage in trading solely to recognize a gain. The Fund will attempt to achieve its investment objective by prudently selecting municipal securities with a view to holding them for investment. Although the Fund cannot accurately predict its annual portfolio turnover rate, the Fund expects, though it cannot guarantee, that its annual portfolio turnover rate generally will not exceed 25% under normal circumstances. For the fiscal year ended March 31, 2025, the Fund’s portfolio turnover rate was 21%. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when investment considerations warrant such action. A higher portfolio turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. In addition, high portfolio turnover may result in the realization of net short term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See “Additional Information About the Acquiring Fund—Federal Income Tax Matters Associated with Investment in the Acquiring Fund.”

Each Fund’s Board recommends that shareholders vote FOR the approval of the Reorganization(s).

PROPOSAL NO. 2—THE ELECTION OF BOARD MEMBERS

Pursuant to the organizational documents of each Fund, the Board is divided into three classes (Class I, Class II and Class III), to be elected by the holders of the outstanding shares to serve until the third succeeding annual meeting of shareholders subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified.

For each Fund, four (4) Board Members have been nominated for election or re-election by common shareholders at that Fund's Annual Meeting. Board Members Forrester, Kenny, Wolff and Young have been designated as Class I Board Members and are nominees for re-election at the Annual Meetings to serve for a term expiring at the 2028 annual meeting of shareholders or until their successors have been duly elected and qualified. Current Board Members Boateng, Lancellotta, Medero, Moschner, Nelson, Starr, Thornton and Toth are current and continuing Board Members. Current Board Members Boateng, Lancellotta, Nelson and Toth have been designated as Class II Board Members for a term expiring at the 2026 annual meeting of shareholders or until their successors have been duly elected and qualified. Current Board Members Medero, Moschner, Starr and Thornton have been designated as Class III Board Members for a term expiring at the 2027 annual meeting of shareholders or until their successors have been duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable to serve or for good cause will not serve, the proxies will be voted for substitute nominees, if any, designated by the Fund’s current Board.

Board Member Wolff was last elected to each Fund’s Board as a Class I Board Member at the annual meeting of shareholders held on August 5, 2022. Board Member Young was last elected to the Fund’s Board as a Class I Board Member at the annual meeting of shareholders held on August 9, 2023. Board Members Forrester and Kenny were appointed by the Board to the Fund’s Board effective January 1, 2024. Board Members Lancellotta, Nelson and Toth were last elected to each Fund’s Board as Class II Board Members at the annual meeting of shareholders held on August 9, 2023, and Board Member Boateng was appointed by the Board to each Fund’s Board effective January 1, 2024. For the Target Funds, Board Members Medero, Moschner, Starr and Thornton were last elected to each Target Fund’s Board as Class III Board Members at the annual meeting of shareholders held on August 8, 2024. For the Acquiring Fund, Board Members Medero, Moschner, Starr and Thornton were last elected to the Fund’s Board as Class III Board Members at the annual meeting of shareholders held on August 8, 2024.

Each of the Board Members and Board Member nominees is not an “interested person,” as defined in the 1940 Act, of each Fund or of Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”), the investment adviser to each Fund, and has never been an employee or director of the Adviser, Nuveen, the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

For each Fund, the affirmative vote of a plurality (the greatest number of affirmative votes) of the shares present and entitled to vote at the Annual Meeting will be required to elect each Board Member of that Fund. When there are four (4) nominees for election to the Board, as is the case here, a vote by plurality means the four nominees with the highest number of affirmative votes, regardless of the votes withheld for the nominees, will be elected. Because the election of Board Members does not require that a minimum percentage of the Fund’s outstanding common shares be voted in favor of any nominee, assuming the presence of a quorum, abstentions and broker non-votes will have no effect on the outcome of the election of a Fund’s Board Members.

The Board of each Fund unanimously recommends that shareholders vote FOR the election of each Board Member nominee. Each Board Member is listed in the table below in alphabetical order.

Board Nominees/Board Members

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Board Members/Nominees who are not “interested persons” of the Funds
Joseph A. Boateng 333 West Wacker Drive Chicago, IL 60606 1963	Board Member	Term: Class II Board Member until 2026 annual shareholder meeting Length of Service: Since 2019	Chief Investment Officer, Casey Family Programs (since 2007); formerly, Director of U.S. Pension Plans, Johnson & Johnson (2002-2006).	215	Board Member, Lumina Foundation (since 2018) and Waterside School (since 2021); Board Member (2012-2019) and Emeritus Board Member (since 2020), Year-Up Puget Sound; Investment Advisory Committee Member and Former Chair (since 2007), Seattle City Employees’ Retirement System; Investment Committee Member (since 2012), The Seattle Foundation; Trustee (2018-2023), the College Retirement Equities Fund; Manager (2019-2023), TIAA Separate Account VA-1.
Michael A. Forrester 333 West Wacker Drive Chicago, IL 60606 1967	Board Member	Term: Nominee for Class I Board Member until 2028 annual shareholder meeting Length of Service: Since 2007	Formerly, Chief Executive Officer (2014–2021) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC.	215	Director, Aflac Incorporated (since 2025); Trustee, Dexter Southfield School (since 2019); Member (since 2020), Governing Council of the Independent Directors Council (IDC); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2007-2023).

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Thomas J. Kenny 333 West Wacker Drive Chicago, IL 60606 1963	Board Member	Term: Nominee for Class I Board Member until 2028 annual shareholder meeting Length of Service: Since 2011	Formerly, Advisory Director (2010– 2011), Partner (2004–2010), Managing Director (1999–2004) and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management.	216	Director (since 2015) and Chair of the Finance and Investment Committee (since 2018), Aflac Incorporated; formerly, Director (2021-2022) ParentSquare; formerly Director (2021-2022) and Finance Committee Chair (2016-2022), Sansum Clinic; formerly Advisory Board Member (2017-2019), B’Box; formerly Member (2011-2020), the University of California at Santa Barbara Arts and Lectures Advisory Council; formerly Investment Committee Member (2012-2020), Cottage Health System; formerly Board Member (2009-2019) and former President of the Board (2014- 2018) of Crane Country Day School; Trustee (2011-2023) and Chairman (2017- 2023), the College Retirement Equities Fund; Manager (2011- 2023) and Chairman (2017-2023), TIAA-Separate Account VA-1.

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Amy B. R. Lancellotta 333 West Wacker Drive Chicago, IL 60606 1959	Board Member	Term: Class II Board Member until 2026 annual shareholder meeting Length of Service: Since 2021	Formerly, Managing Director, IDC (2006-2019) (supports the fund independent director community and is part of the Investment Company Institute (“ICI”), which represents regulated investment companies); formerly, various positions with ICI (1989- 2006).	216	President (since 2023) and Member (since 2020) of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA).
Joanne T. Medero 333 West Wacker Drive Chicago, IL 60606 1954	Board Member	Term: Class III Board Member until 2027 annual shareholder meeting Length of Service: Since 2021	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management businesses) (2006- 2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993- 1995); formerly General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989).	216	Member (since 2019) of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.).

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Albin F. Moschner 333 West Wacker Drive Chicago, IL 60606 1952	Board Member	Term: Class III Board Member until 2027 annual shareholder meeting Length of Service: Since 2016	Founder and Chief Executive Officer, Northcroft Partners, LLC (management consulting) (since 2012); formerly, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011) and Chief Marketing Officer (2004- 2008); formerly, President Verizon Card Services division of Verizon Communications, Inc. (telecommunication services) (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice President of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991- 1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	216	Formerly, Chairman (2019) and Director (2012-2019), USA Technologies, Inc. (a provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016).

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
John K. Nelson 333 West Wacker Drive Chicago, IL 60606 1962	Board Member	Term: Class II Board Member until 2026 annual shareholder meeting Length of Service: Since 2013	Formerly, Senior External Advisor to the Financial Services practice of Deloitte Consulting LLP consulting and accounting (2012- 2014); Chief Executive Officer of ABN AMRO Bank N.V., North America (insurance), and Global Head of the Financial Markets Division (2007- 2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	216	Formerly, Member of the Board of Directors (2008- 2023) of Core12 LLC (private firm which develops branding, marketing and communication strategies for clients). formerly, Member of the President’s Council (2010-2019) of Fordham University; formerly, Director (2009- 2018) of the Curran Center for Catholic American Studies; formerly, Trustee and Chairman of The Board of Trustees of Marian University (2011-2013).

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Loren M. Starr 333 West Wacker Drive Chicago, IL 60606 1961	Board Member	Term: Class III Board Member until 2027 annual shareholder meeting Length of Service: Since 2022	Independent Consultant/Advisor (since 2021); formerly, Vice Chair, Senior Managing Director (2020– 2021), Chief Financial Officer, Senior Managing Director (2005– 2020), Invesco Ltd. (asset management)	215	Director (since 2023) and Chair of the Board (since 2025), formerly, Chair of the Audit Committee (2024-2025), AMG; formerly, Chair and Member of the Board of Directors (2014-2021), Georgia Leadership Institute for School Improvement (GLISI); Former Chair and Member of the Board of Trustees (2015-2018), Georgia Council on Economic Education (GCEE); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2022- 2023).

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Matthew Thornton III 333 West Wacker Drive Chicago, IL 60606 1958	Board Member	Term: Class III Board Member until 2027 annual shareholder meeting Length of Service: Since 2020	Formerly, Executive Vice President and Chief Operating Officer (2018- 2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx.	216	Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Member of the Board of Directors (since 2020), Crown Castle International (provider of communications infrastructure); formerly, Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries).

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Terence J. Toth 333 West Wacker Drive Chicago, IL 60606 1959	Board Member	Term: Class II Board Member until 2026 annual shareholder meeting Length of Service: Since 2008	Formerly, Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); formerly, Director of Quality Control Corporation (manufacturing) (2012- 2021); formerly, Director, Fulcrum IT Service LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008- 2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994).	216	Chair and Member of the Board of Directors (2021-2024), Kehrein Center for the Arts (philanthropy); Member of the Board of Directors (since 2008), Catalyst Schools of Chicago (philanthropy); Member of the Board of Directors (since 2012), formerly, Investment Committee Chair (2017-2022), Mather Foundation (philanthropy); formerly, Member (2005-2016), Chicago Fellowship Board (philanthropy); formerly, Member, Northern Trust Mutual Funds Board (2005- 2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997- 2004).

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Margaret L. Wolff 333 West Wacker Drive Chicago, IL 60606 1955	Board Member	Term: Nominee for Class I Board Member until 2028 annual shareholder meeting Length of Service: Since 2016	Formerly, Of Counsel (2005-2014), Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services).	216	Member of the Board of Trustees (since 2005) of New York-Presbyterian Hospital. Member of the Board of Trustees (since 2004); formerly, Chair (2015-2022), The John A. Hartford Foundation (philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College; formerly, Member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.).

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Robert L. Young 333 West Wacker Drive Chicago, IL 60606 1963	Chair of the Board; Board Member	Term: Nominee for Class I Board Member until 2028 annual shareholder meeting Length of Service: Since 2017; Chair since 2025	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999- 2017).	216	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen Fund complex.

(2)	As used in this table, the Fund Complex consists of the funds advised by the Adviser, the mutual funds advised by Teachers Advisors, LLC that are series of the TIAA-CREF Funds and the TIAA-CREF Life Funds.

Board Member Investments in the Funds

In order to create an appropriate identity of interests between Board Members and shareholders, the Boards of Trustees of the Nuveen funds have adopted a governance principle pursuant to which each Board Member is expected to invest, either directly or on a deferred basis, at least the equivalent of one year of compensation in the funds in the Nuveen fund complex.

The following table sets forth for each Board Member the dollar range of equity securities beneficially owned in each Fund and all Nuveen funds overseen by the Board Member as of May 31, 2025. The information as to beneficial ownership is based on statements furnished by each Board Member/nominee.

Dollar Range of Equity Securities

Name of Board Member/Nominee	California Select	New York Select	Acquiring Fund	Family of Investment Companies(1)
Joseph A. Boateng	$0	$0	$0	Over $100,000
Michael A. Forrester	$0	$0	$0	Over $100,000
Thomas J. Kenny	$0	$0	$0	Over $100,000

Name of Board Member/Nominee	California Select	New York Select	Acquiring Fund	Family of Investment Companies(1)
Amy B. R. Lancellotta	$0	$0	$0	Over $100,000
Joanne T. Medero	$0	$0	$0	Over $100,000
Albin F. Moschner	$0	$0	$0	Over $100,000
John K. Nelson	$0	$0	$0	Over $100,000
Loren M. Starr	$0	$0	$0	Over $100,000
Matthew Thornton III	$0	$0	$0	Over $100,000
Terence J. Toth	$0	$0	$0	Over $100,000
Margaret L. Wolff	$0	$0	$0	Over $100,000
Robert L. Young	$0	$0	$0	Over $100,000

(1)	The amounts reflect the aggregate dollar range of equity securities of the number of shares beneficially owned by the Board Member/nominee in the Funds and in all Nuveen funds overseen by each Board Member/nominee.

The table below presents information on Board Members who own securities in companies (other than registered investment companies) that are advised by entities that are under common control with the Funds’ investment adviser as of December 31, 2024:

Name of Trustee	Name of Owners/Relationships to Trustee	Companies(1)	Title of Class	Value of Securities(2)	Percent of Class(3)
Thomas J. Kenny	Thomas Joseph Kenny 2021 Trust (Mr. Kenny is Initial Trustee and Settlor.)	Global Timber Resources LLC	None	$ 39,616	0.01%
	KSHFO, LLC(4)	Global Timber Resources Investor Fund, LP	None	$ 598,252	6.01%
	KSHFO, LLC(4)	TIAA-CREF Global Agriculture II LLC	None	$ 751,028	0.05%
	KSHFO, LLC(4)	Global Agriculture II AIV (US) LLC	None	$ 683,914	0.17%

(1)	The Adviser, as well as the investment advisers to these Companies, are indirectly commonly controlled by Nuveen.

(2)	These amounts reflect the value of holdings as of December 31, 2024. As of the date of this Joint Proxy Statement/Prospectus, that is the most recent information available regarding the valuation of shares of the Companies.

(3)	These percentages reflect the overall amount committed to invest in the Companies, not current ownership percentages.

(4)	Mr. Kenny owns 6.60% of KSHFO, LLC.

As of May 31, 2025, each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of the Fund. As of May 31, 2025, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund. Information regarding beneficial owners of 5% or more of any class of shares of any Fund is provided under “General Information—Shareholders of the Acquiring Fund and the Target Fund.”

Compensation

Prior to January 1, 2025, Independent Board Members received a $350,000 annual retainer, plus they received (a) an annual retainer of $30,000 for membership on the Audit Committee and Compliance, Risk Management and Regulatory Oversight Committee, respectively; (b) an annual retainer of $20,000 for membership on the Investment Committee; and (c) an annual retainer of $20,000 for membership on the Dividend Committee, Nominating and Governance Committee and Closed-End Funds Committee, respectively. In addition to the payments described above, the Chair and/or Co-Chair of the Board received $140,000 annually; the chair and/or co-chair of the Audit Committee and Compliance, Risk Management and Regulatory Oversight Committee received $30,000 annually; the chair and/or co-chair of the Investment Committee received $20,000 annually; and the chair and/or co-chair of the Dividend Committee, Nominating and Governance Committee and Closed-End Funds Committee received $20,000 annually. Independent Board Members were paid either $1,000 or $2,500 for any ad hoc meetings of the Board or its Committees depending upon the meeting’s length and immediacy. For any special assignment committees, the chair and/or co-chair were paid a quarterly fee starting at $1,250 and members were paid a quarterly fee starting at $5,000. The annual retainers, fees and expenses of the Board were allocated among the funds in the Fund Complex in an equitable manner, although a minimum amount may have been established to be allocated to each fund. In certain instances, fees and expenses were allocated only to those funds that are discussed at a given meeting.

Effective January 1, 2025, Independent Board Members receive a $350,000 annual retainer, plus they receive (a) an annual retainer of $35,000 for membership on the Audit Committee and Compliance, Risk Management and Regulatory Oversight Committee, respectively; (b) an annual retainer of $30,000 for membership on the Investment Committee; and (c) an annual retainer of $25,000 for membership on the Dividend Committee, Nominating and Governance Committee and Closed-End Funds Committee, respectively. In addition to the payments described above, the Chair of the Board receives $150,000 annually; the Chair of the Audit Committee and Compliance, Risk Management and Regulatory Oversight Committee receive $35,000 annually; the Chair and/or Co-Chair of the Investment Committee receives $30,000 annually; and the Chair of the Dividend Committee, Nominating and Governance Committee and Closed-End Funds Committee receive $25,000 annually. Independent Board Members will be paid either $1,000 or $2,500 for any ad hoc meetings of the Board or its Committees depending upon the meeting’s length and immediacy. For any special assignment committees, the Chair and/or Co-Chair will be paid a quarterly fee starting at $1,250 and members will be paid a quarterly fee starting at $5,000. The annual retainers, fees and expenses of the Board are allocated among the funds in the Fund Complex in an equitable manner, although a minimum amount may be established to be allocated to each fund. In certain instances, fees and expenses will be allocated only to those funds that are discussed at a given meeting.

The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of an Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of two to 20 years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Funds serve without any compensation from the Funds. The Funds’ Chief Compliance Officer’s (“CCO”) compensation, which is composed of base salary and incentive compensation, is paid by the Adviser, with review and input by the Board. The Funds reimburse the Adviser for an allocable portion of the Adviser’s cost of the CCO’s incentive compensation.

The table below shows, for each Independent Board Member, the aggregate compensation paid by each Fund to the Board Member/nominee for its last fiscal year.

Aggregate Compensation from the Funds(*)

	California Select	New York Select	Acquiring Fund	Total Compensation from Nuveen Funds Paid to Board Members
Joseph A. Boateng(1)	$222	$125	$1,781	$464,250
Michael A. Forrester (1)	$231	$130	$1,854	$480,750
Thomas J. Kenny(1)	$295	$166	$2,369	$610,000
Amy B. R. Lancellotta	$238	$134	$1,915	$469,250
Joanne T. Medero	$234	$132	$1,883	$461,987
Albin F. Moschner	$237	$134	$1,905	$481,250
John K. Nelson	$236	$133	$1,892	$483,250
Loren M. Starr(1)	$236	$133	$1,898	$479,750
Matthew Thornton III	$238	$134	$1,915	$463,750
Terence J. Toth	$267	$151	$2,143	$575,750
Margaret L. Wolff	$266	$150	$2,136	$535,644
Robert L. Young	$261	$147	$2,100	$502,381

(1)	“Total Compensation from Funds in the Fund Complex” for Mr. Boateng, Mr. Forrester, Mr. Kenny and Mr. Starr includes compensation from CREF and VA-1, as each was a member of the board and management committee of CREF and VA-1, respectively, as of December 31, 2023.

(*)	Includes deferred fees. Pursuant to a deferred compensation plan with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Funds) payable are:

	California Select	New York Select	Acquiring Fund
Joseph A. Boateng(1)	$55	$31	$444
Michael A. Forrester(1)	$231	$130	$1,854
Thomas J. Kenny(1)	$74	$42	$592
Amy B. R. Lancellotta	$79	$44	$632
Joanne T. Medero	$69	$39	$558
Albin F. Moschner	$—	$—	$—
John K. Nelson	$—	$—	$—
Loren M. Starr(1)	$82	$46	$656
Matthew Thornton III	$—	$—	$—
Terence J. Toth	$—	$—	$—
Margaret L. Wolff	$80	$45	$641
Robert L. Young	$170	$95	$1,365

Board Leadership Structure and Risk Oversight

The Board of each Fund oversees the operations and management of the Fund, including the duties performed for the Fund by the Adviser or its affiliates. The Board has adopted a unitary board structure. A unitary board consists of one group of board members who serves on the board of every fund in the Nuveen Fund complex (except with respect to certain Nuveen Funds where certain directors may instead serve as consultants, as indicated in the “Board Members/Nominees” table included herein). In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, diversity (including, among other things, gender, race and ethnicity), independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background (including, among other things, gender, race and ethnicity), skills, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the Fund Complex (such as compliance, valuation, liquidity, brokerage, trade allocation and risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has Co-Chairs that are Independent Board Members. The Board recognizes that a chair can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chair may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected Mr. Young to serve as an independent Chair of the Board. Pursuant to the Fund by-laws, the Chair shall perform all duties incident to the office of Chair of the Board and such other duties as from time to time may be assigned to him or her by the Board Members or the by-laws. Specific responsibilities of the Chair include (i) coordinating with fund management in the preparation of the agenda for each meeting of the Board; (ii) presiding at all meetings of the Board and of the shareholders; and (iii) serving as a liaison with other Board Members, the Trust’s officers and other fund management personnel, and counsel to the Independent Board Members.

Although the Board has direct responsibility over various matters (such as advisory contracts and underwriting contracts), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation, compliance and investment risk to certain committees (as summarized below). In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established seven standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Investment Committee, the Nominating and Governance Committee and the Closed-End Fund Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below. For more information on the Board, please visit www.nuveen.com/fundgovernance.

Executive Committee. The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Mr. Young, Chair, Mr. Kenny, Mr. Nelson and Mr. Toth. During the fiscal year ended February 28, 2025 for California Select and New York Select and March 31, 2025 for the Acquiring Fund, the Executive Committee of each Fund met three times.

Dividend Committee. The Dividend Committee is authorized to declare distributions (with subsequent ratification by the Board) on each Fund’s shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The Dividend Committee operates under a written charter adopted and approved by the Board. The members of the Dividend Committee are Mr. Thornton, Chair, Ms. Lancellotta, Mr. Kenny, Mr. Nelson and Mr. Starr. During the fiscal year ended February 28, 2025 for California Select and New York Select and March 31, 2025 for the Acquiring Fund, the Dividend Committee of each Fund met ten, ten and eight times, respectively.

Audit Committee. The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (“1934 Act”), that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE or NASDAQ as applicable. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and financial reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the Valuation Policy of the Nuveen Funds and the internal valuation group of the Adviser, as valuation designee for the Nuveen Funds. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board approval and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. The Audit Committee is also primarily responsible for the oversight of the Valuation Policy and actions taken by the Adviser, as valuation designee of the Fund, through its internal valuation group, which provides regular reports to the Audit Committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee regularly meets with Fund management to discuss the Nuveen funds’ annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the Adviser’s internal audit group. In assessing financial risk disclosure, the Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE or NASDAQ, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Mr. Nelson, Chair, Mr. Boateng, Ms. Lancellotta, Mr. Starr, Mr. Thornton, Ms. Wolff and Mr. Young, each of whom is an Independent Board Member of the Funds. Mr. Boateng, Mr. Nelson, Mr. Starr and Mr. Young have each been designated as an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission (“SEC”). A copy of the Charter is available at https://www.nuveen.com/fundgovernance. During the fiscal year ended February 28, 2025 for California Select and New York Select and March 31, 2025 for the Acquiring Fund, the Audit Committee of each Fund met fourteen times.

Compliance, Risk Management and Regulatory Oversight Committee. The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of general risks related to investments which are not reviewed by other committees, such as liquidity and derivatives usage; risks related to product structure elements, such as leverage; techniques that may be used to address the foregoing risks, such as hedging and swaps and Fund operational risk and risks related to the overall operation of the TIAA/Nuveen enterprise and, in each case, the controls designed to address or mitigate such risks. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. Certain matters not addressed at the committee level may be addressed by another committee or directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Ms. Wolff, Chair, Mr. Forrester, Mr. Kenny, Ms. Medero, Mr. Moschner and Mr. Toth. During the fiscal year ended February 28, 2025 for California Select and New York Select and March 31, 2025 for the Acquiring Fund, the Compliance Committee of each Fund met four times.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. The Nominating and Governance Committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the Nominating and Governance Committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance of the Funds.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence meetings with sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters and other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Members at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with Fund management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at https://www.nuveen.com/fundgovernance, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE or NASDAQ listing standards. Accordingly, the members of the Nominating and Governance Committee are Mr. Young, Chair, Mr. Boateng, Mr. Forrester, Mr. Kenny, Ms. Lancellotta, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Starr, Mr. Thornton, Mr. Toth and Ms. Wolff. During the fiscal year ended February 28, 2025 for California Select and New York Select and March 31, 2025 for the Acquiring Fund, the Nominating and Governance Committee of each Fund met six times.

Investment Committee. The Investment Committee is responsible for the oversight of Fund performance, investment risk management and other portfolio-related matters affecting the Funds which are not otherwise the jurisdiction of the other Board committees. As part of such oversight, the Investment Committee reviews each Fund’s investment performance and investment risks, which may include, but is not limited to, an evaluation of Fund performance relative to investment objectives, benchmarks and peer group; a review of risks related to portfolio investments, such as exposures to particular issuers, market sectors, or types of securities, as well as consideration of other factors that could impact or are related to Fund performance; and an assessment of Fund objectives, policies and practices as such may relate to Fund performance. In assessing issues brought to the Investment Committee’s attention or in reviewing an investment policy, technique or strategy, the Investment Committee evaluates the risks to the Funds in adopting or recommending a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders.

In fulfilling its obligations, the Investment Committee receives quarterly reports from the investment oversight and the investment risk groups at Nuveen. Such groups also report to the full Board on a quarterly basis and the full Board participates in further discussions with fund management at its quarterly meetings regarding matters relating to Fund performance and investment risks, including with respect to the various drivers of performance and Fund use of leverage and hedging. Accordingly, the Board directly and/or in conjunction with the Investment Committee oversees the investment performance and investment risk management of the Funds. The Investment Committee operates under a written charter adopted and approved by the Board. This Investment Committee’s is composed of the Independent Board Members of the Funds. Accordingly, the members of the Investment Committee are Mr. Boateng and Ms. Lancellotta, Co-Chairs, Mr. Forrester, Mr. Kenny, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Starr, Mr. Thornton, Mr. Toth, Ms. Wolff and Mr. Young. During the fiscal year ended February 28, 2025 for California Select and New York Select and March 31, 2025 for the Acquiring Fund, the Investment Committee met three, three and four times, respectively.

Closed-End Fund Committee. The Closed-End Fund Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen funds that are registered as closed-end management investment companies (“Closed-End Funds”). The Closed-End Fund Committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The Closed-End Fund Committee receives updates on the secondary closed-end fund market and evaluates the premiums and discounts of the Nuveen closed-end funds, including the Funds, at each quarterly meeting. The Closed-End Fund Committee reviews, among other things, the premium and discount trends in the broader closed-end fund market, by asset category and by closed-end fund; the historical total return performance data for the Nuveen closed-end funds, including the Funds, based on net asset value and price over various periods; the volatility trends in the market; the use of leverage by the Nuveen closed-end funds, including the Funds; the distribution data of the Nuveen closed-end funds, including the Funds, and as compared to peer averages; and a summary of common share issuances, if any, and share repurchases, if any, during the applicable quarter by the Nuveen closed-end funds, including the Funds. The Closed-End Fund Committee regularly engages in more in-depth discussions of premiums and discounts of the Nuveen closed-end funds. Additionally, the Closed-End Fund Committee members participate in in-depth workshops to explore, among other things, actions to address discounts of the Nuveen closed-end funds, potential share repurchases and available leverage strategies and their use. The Closed-End Fund Committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Fund Committee are Mr. Moschner, Chair, Mr. Kenny, Mr. Nelson, Mr. Starr, Mr. Thornton, Ms. Wolff and Mr. Young. During the fiscal year ended February 28, 2025 for California Select and New York Select and March 31, 2025 for the Acquiring Fund, the Closed-End Fund Committee of each Fund met four times.

Board Member Attendance. The number of regular quarterly meetings and special meetings held by the Board of each Fund during the fiscal year ended February 28, 2025 for California Select and New York Select and March 31, 2025 for the Acquiring Fund, was eleven times. During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of shareholders of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at https://www.nuveen.com/fund-governance.

Board Diversification and Board Member Qualifications. In determining that a particular Board Member was qualified to serve on the Board, the Board considered each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes and skills that led to the conclusion, as of the date of this document, that each Board Member should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Joseph A. Boateng

Since 2007, Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs. He was previously Director of U.S. Pension Plans for Johnson & Johnson from 2002-2006. Mr. Boateng is a board member of the Lumina Foundation and Waterside School, an emeritus board member of Year Up Puget Sound, member of the Investment Advisory Committee and former Chair for the Seattle City Employees’ Retirement System, and an investment committee member for The Seattle Foundation. Mr. Boateng previously served on the Board of Trustees for the College Retirement Equities Fund (2018-2023) and on the Management Committee for TIAA Separate Account VA-1 (2019-2023). Mr. Boateng received a B.S. from the University of Ghana and an M.B.A. from the University of California, Los Angeles.

Michael A. Forrester

From 2007 to 2021, Mr. Forrester held various positions with Copper Rock Capital Partners, LLC (“Copper Rock”), including Chief Executive Officer (2014-2021), Chief Operating Officer (“COO”) (2007-2014) and Board Member (2007-2021). Mr. Forrester is currently a member of the Independent Directors Council Governing Council of the Investment Company Institute. He also serves as a Director of Aflac Incorporated and is on the Board of Trustees of the Dexter Southfield School. Mr. Forrester previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for TIAA Separate Account VA-1 (2007-2023). Mr. Forrester has a B.A. from Washington and Lee University.

Thomas J. Kenny

Mr. Kenny served as an Advisory Director (2010-2011), Partner (2004-2010), Managing Director (1999-2004) and Co-Head (2002-2010) of Goldman Sachs Asset Management’s Global Cash and Fixed Income Portfolio Management team, having worked at Goldman Sachs since 1999. Mr. Kenny is a Director and the Chair of the Finance and Investment Committee of Aflac Incorporated and a Director of ParentSquare. He is a Former Director and Finance Committee Chair for the Sansum Clinic; Former Advisory Board Member, B’Box; Former Member of the University of California at Santa Barbara Arts and Lectures Advisory Council; Former Investment Committee Member, Cottage Health System; and Former President of the Board of Crane Country Day School. Mr. Kenny previously served on the Board of Trustees (2011-2023) and as Chairman (2017-2023) for the College Retirement Equities Fund and on the Management Committee (2011-2023) and as Chairman (2017-2023) for TIAA Separate Account VA-1. He received a B.A. from the University of California, Santa Barbara, and an M.S. from Golden Gate University. He is also a Chartered Financial Analyst.

Amy B. R. Lancellotta

After 30 years of service, Ms. Lancellotta retired at the end of 2019 from the Investment Company Institute (ICI), which represents regulated investment companies on regulatory, legislative and securities industry initiatives that affect funds and their shareholders. From November 2006 until her retirement, Ms. Lancellotta served as Managing Director of ICI’s Independent Directors Council (IDC), which supports fund independent directors in fulfilling their responsibilities to promote and protect the interests of fund shareholders. At IDC, Ms. Lancellotta was responsible for all ICI and IDC activities relating to the fund independent director community. In conjunction with her responsibilities, Ms. Lancellotta advised and represented IDC, ICI, independent directors and the investment company industry on issues relating to fund governance and the role of fund directors. She also directed and coordinated IDC’s education, communication, governance and policy initiatives. Prior to serving as Managing Director of IDC, Ms. Lancellotta held various other positions with ICI beginning in 1989. Before joining ICI, Ms. Lancellotta was an associate at two Washington, D.C. law firms. In addition, since 2020, she has been a member of the Board of Directors of the Jewish Coalition Against Domestic Abuse (JCADA), an organization that seeks to end power-based violence, empower survivors and ensure safe communities. Ms. Lancellotta received a B.A. degree from Pennsylvania State University in 1981 and a J.D. degree from the National Law Center, George Washington University (currently known as George Washington University Law School) in 1984.

Joanne T. Medero

Ms. Medero has over 30 years of financial services experience and, most recently, from December 2009 until her retirement in July 2020, she was a Managing Director in the Government Relations and Public Policy Group at BlackRock, Inc. (BlackRock). From July 2018 to July 2020, she was also Senior Advisor to BlackRock’s Vice Chairman, focusing on public policy and corporate governance issues. In 1996, Ms. Medero joined Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, she was a Managing Director and served as Global General Counsel and Corporate Secretary until 2006. Then, from 2006 to 2009, Ms. Medero was a Managing Director and Global Head of Government Relations and Public Policy at Barclays Group (IBIM), where she provided policy guidance and directed legislative and regulatory advocacy programs for the investment banking, investment management and wealth management businesses. Before joining BGI, Ms. Medero was a Partner at Orrick, Herrington & Sutcliffe LLP from 1993 to 1995, where she specialized in derivatives and financial markets regulation issues. Additionally, she served as General Counsel of the Commodity Futures Trading Commission (CFTC) from 1989 to 1993 and, from 1986 to 1989, she was Deputy Associate Director/Associate Director for Legal and Financial Affairs at The White House Office of Presidential Personnel. Further, from 2006 to 2010, Ms. Medero was a member of the CFTC Global Markets Advisory Committee and she has been actively involved in financial industry associations, serving as Chair of the Steering Committee of the SIFMA (Securities Industry and Financial Markets Association) Asset Management Group (2016-2018) and Chair of the CTA (Commodity Trading Advisor), CPO (Commodity Pool Operator) and Futures Committee of the Managed Funds Association (2010-2012). Ms. Medero also chaired the Corporations, Antitrust and Securities Practice Group of The Federalist Society for Law and Public Policy (from 2010 to 2022 and 2000 to 2002). In addition, since 2019, she has been a member of the Board of Directors of the Baltic-American Freedom Foundation, which seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the United States. Ms. Medero received a B.A. degree from St. Lawrence University in 1975 and a J.D. degree from George Washington University Law School in 1978.

Albin F. Moschner

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Mr. Moschner was formerly Chairman (2019) and a member of the Board of Directors (2012-2019) of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he is emeritus (since 2018) of the Advisory Boards of the Kellogg School of Management (1995-2018) and the Archdiocese of Chicago Financial Council (2012-2018). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979.

John K. Nelson

Mr. Nelson formerly served on the Board of Directors of Core12, LLC from 2008 to 2023 a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014). At Fordham University, he served as a director of The President’s Council (2010-2019) and previously served as a director of The Curran Center for Catholic American Studies (2009-2018). He served as a trustee and Chairman of The Board of Trustees of Marian University (2011-2013). Mr. Nelson is a graduate of Fordham University, holding a BA in Economics and an MBA in Finance.

Loren M. Starr

Mr. Starr was Vice Chair, Senior Managing Director from 2020 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco Ltd. Mr. Starr is also a Director and Chair of the Board for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE). Mr. Starr previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for TIAA Separate Account VA-1 (2022-2023). Mr. Starr received a B.A. and a B.S. from Columbia College, an M.B.A. from Columbia Business School, and an M.S. from Carnegie Mellon University.

Matthew Thornton III

Mr. Thornton has over 40 years of broad leadership and operating experience from his career with FedEx Corporation (“FedEx”), which, through its portfolio of companies, provides transportation, e-commerce and business services. In November 2019, Mr. Thornton retired as Executive Vice President and Chief Operating Officer of FedEx Freight Corporation (FedEx Freight), a subsidiary of FedEx, where, from May 2018 until his retirement, he had been responsible for day-to-day operations, strategic guidance, modernization of freight operations and delivering innovative customer solutions. From September 2006 to May 2018, Mr. Thornton served as Senior Vice President, U.S. Operations at Federal Express Corporation (FedEx Express), a subsidiary of FedEx. Prior to September 2006, Mr. Thornton held a range of positions of increasing responsibility with FedEx, including various management positions. In addition, Mr. Thornton currently (since 2014) serves on the Board of Directors of The Sherwin-Williams Company, where he is a member of the Audit Committee and the Nominating and Corporate Governance Committee, and the Board of Directors of Crown Castle International (since 2020), where he is a member of the Strategy Committee and the Compensation Committee. Formerly (2012-2018), he was a member of the Board of Directors of Safe Kids Worldwide®, a non-profit organization dedicated to the prevention of childhood injuries. Mr. Thornton is a member (since 2014) of the Executive Leadership Council (ELC), the nation’s premier organization of global black senior executives. He is also a member of the National Association of Corporate Directors (NACD). Mr. Thornton has been recognized by Black Enterprise on its 2017 list of the Most Powerful Executives in Corporate America and by Ebony on its 2016 Power 100 list of the world’s most influential and inspiring African Americans. Mr. Thornton received a B.B.A. degree from the University of Memphis in 1980 and an M.B.A. from the University of Tennessee in 2001.

Terence J. Toth

Mr. Toth was a Co-Founding Partner of Promus Capital (2008-2017). From 2012 to 2021, he was a Director of Quality Control Corporation, from 2008 to 2013, he was a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He formerly served as Chair of the Board of the Kehrein Center for the Arts (2021-2024) and is on the Board of Catalyst Schools of Chicago since 2008. He is on the Mather Foundation Board since 2012 and was Chair of its Investment Committee from 2017 to 2022 and previously served as a Director of LogicMark LLC (2012-2016) and of Fulcrum IT Service LLC (2010-2019). Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Margaret L. Wolff

Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she formerly served as Chair from 2015 to 2022. From 2013 to 2017, she was a board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law.

Robert L. Young

Mr. Young, the Nuveen Funds’ Independent Chair has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice. Mr. Young holds a Bachelor of Business Administration degree in Accounting from the University of Dayton and, from 2008 to 2011, he served on the Investment Committee of its Board of Trustees.

Board Member Terms. For each Fund, shareholders will be asked to elect Board Members as each Board Member’s term expires, and such Board Members shall be elected for a term expiring at the time of the third succeeding annual meeting of shareholders subsequent to their election or thereafter, in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board.

The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)

David J. Lamb 333 West Wacker Drive Chicago, IL 60606 1963	Chief Administrative Officer (Principal Executive Officer)	Term: Indefinite Length of Service: Since 2015	Senior Managing Director of Nuveen Fund Advisors, LLC; Senior Managing Director of Nuveen Securities, LLC; Senior Managing Director of Nuveen; has previously held various positions with Nuveen.

Brett E. Black 333 West Wacker Drive Chicago, IL 60606 1972	Vice President and Chief Compliance Officer	Term: Indefinite Length of Service: Since 2022	Managing Director, Chief Compliance Officer of Nuveen; formerly, Vice President (2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance Officer (2017-2022) of BMO Funds, Inc.

Mark J. Czarniecki 901 Marquette Avenue Minneapolis, MN 55402 1979	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2013	Managing Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel of Nuveen; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; has held various positions with Nuveen since 2013; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC.

Marc Cardella 8500 Andrew Carnegie Blvd Charlotte, NC 28262 1984	Vice President and Controller (Principal Financial Officer)	Term: Indefinite Length of Service: Since 2024	Senior Managing Director, Head of Public Investment Finance of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC, Managing Director of Teachers Insurance and Annuity Association of America and TIAA SMA Strategies LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer of TIAA Separate Account VA-1 and the College Retirement Equities Fund.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)
Joseph T. Castro 333 West Wacker Drive Chicago, IL 60606 1964	Vice President	Term: Indefinite Length of Service: Since 2025	Executive Vice President, Chief Risk and Compliance Officer, formerly, Senior Managing Director and Head of Compliance, Nuveen; Senior Managing Director, Nuveen Fund Advisors, LLC, Nuveen Securities, LLC and Nuveen, LLC.

Jeremy D. Franklin 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1983	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2024	Managing Director and Assistant Secretary, Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel, Teachers Insurance and Annuity Association of America; Vice President and Assistant Secretary, TIAA-CREF Funds and TIAA-CREF Life Funds; Vice President, Associate General Counsel, and Assistant Secretary, TIAA Separate Account VA-1 and College Retirement Equities Fund; has previously held various positions with TIAA.

Diana R. Gonzalez 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1978	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel of Nuveen.

Nathaniel T. Jones 333 West Wacker Drive Chicago, IL 60606 1979	Vice President	Term: Indefinite Length of Service: Since 2016	Senior Managing Director, Head of Public Product of Nuveen; President, formerly, Senior Managing Director, of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst

Brian H. Lawrence 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1982	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2023	Vice President and Associate General Counsel of Nuveen; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; formerly Corporate Counsel of Franklin Templeton (2018-2022).

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term: Indefinite Length of Service: Since 2002	Managing Director of Nuveen Securities, LLC

Brian J. Lockhart 333 West Wacker Drive Chicago, IL 60606 1974	Vice President	Term: Indefinite Length of Service: Since 2019	Senior Managing Director and Head of Investment Oversight of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst and Certified Financial Risk Manager.

John M. McCann 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1975	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2022	Senior Managing Director, Division General Counsel of Nuveen; Senior Managing Director, General Counsel and Secretary of Nuveen Fund Advisors, LLC; Senior Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director and Assistant Secretary of TIAA SMA Strategies LLC; Managing Director, Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds, TIAA-CREF Life Funds, Teachers Insurance and Annuity Association of America and Nuveen Alternative Advisors LLC; has previously held various positions with Nuveen/TIAA.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)
Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2007	Executive Vice President, Secretary and General Counsel of Nuveen Investments, Inc.; Executive Vice President and Assistant Secretary of Nuveen Securities, LLC; and Nuveen Fund Advisors, LLC; Executive Vice President and Secretary of Nuveen Asset Management, LLC; Teacher Advisors, LLC, TIAA-CREF Investment Management LLC and Nuveen Alternative Investments, LLC; Executive Vice President, Associate General Counsel and Assistant Secretary of TIAA-CREF Funds and TIAA-CREF Life Funds; has previously held various positions with Nuveen/TIAA; Vice President and Secretary of Winslow Capital Management, LLC; formerly, Vice President (2007-2021) and Secretary (2016-2021) of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC.

R. Tanner Page 333 West Wacker Drive Chicago, IL 60606 1985	Vice President and Treasurer	Term: Indefinite Length of Service: Since 2025	Managing Director, formerly, Vice President of Nuveen; has previously held various positions with Nuveen.

William A. Siffermann 333 West Wacker Drive Chicago, IL 60606 1975	Vice President	Term: Indefinite Length of Service: Since 2017	Senior Managing Director of Nuveen.

Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 1968	Vice President and Secretary	Term: Indefinite Length of Service: Since 2008	Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC and Nuveen Asset Management, LLC; Vice President and Associate General Counsel of Nuveen.

Rachael Zufall 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2022	Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of the College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director, Associate General Counsel and Assistant Secretary of Teacher Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.

Audit Committee Report

The Audit Committee of each Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of each Fund’s financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the Audit Committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the Audit Committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The Audit Committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The Audit Committee is currently composed of seven Independent Board Members and operates under a written charter adopted and approved by each Board. Each Audit Committee member meets the independence and experience requirements, as applicable, of the NYSE, NASDAQ, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The Audit Committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The Audit Committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114 (The Auditor’s Communication With Those Charged With Governance), which supersedes SAS No. 61 (Communication with Audit Committees). Each Fund’s independent registered public accounting firm provided to the Audit Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the Audit Committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the Audit Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Audit Committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee has recommended that the audited financial statements be included in each Fund’s Annual Report.

The current members of the Audit Committee are:

Joseph A. Boateng

Amy Lancellotta

John K. Nelson, Chair

Loren M. Starr

Matthew Thornton III

Margaret L. Wolff

Robert L. Young

Audit and Related Fees

The following tables provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
	Fund		Fund		Adviser and Adviser Entities		Fund		Adviser and Adviser Entities		Fund		Adviser and Adviser Entities
	Fiscal Year Ended 2025	Fiscal Year Ended 2024	Fiscal Year Ended 2025	Fiscal Year Ended 2024	Fiscal Year Ended 2025	Fiscal Year Ended 2024	Fiscal Year Ended 2025	Fiscal Year Ended 2024	Fiscal Year Ended 2025	Fiscal Year Ended 2024	Fiscal Year Ended 2025	Fiscal Year Ended 2024	Fiscal Year Ended 2025	Fiscal Year Ended 2024
California Select*	$29,350	$26,600	$—	$9,000	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
New York Select*	$26,600	$26,600	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Acquiring Fund*	$26,600	$26,600	$—	$9,000	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees.” These fees include offerings related to the Fund’s common shares and leverage.
(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.
(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.
*	A “—” in the table indicates that no such fees were billed during the applicable period.

	Total Non-Audit Fees Billed to Fudd		Total Non-Audit Fees Billed to Adviser and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Adviser and Adviser Entities (All Other Engagements)		Total
	Fiscal Year Ended 2025	Fiscal Year Ended 2024	Fiscal Year Ended 2025	Fiscal Year Ended 2024	Fiscal Year Ended 2025	Fiscal Year Ended 2024	Fiscal Year Ended 2025	Fiscal Year Ended 2024
California Select*	$—	$—	$—	$—	$—	$—	$—	$—
New York Select*	$—	$—	$—	$—	$—	$—	$—	$—
Acquiring Fund*	$—	$—	$—	$—	$—	$—	$—	$—

*  A “—” in the table indicates that no such fees were billed during the applicable period.

Audit Committee Pre-Approval Policies and Procedures

Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chair for his or her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) or Rule 2-01(c)(7)(ii) of Regulation S-X.

Appointment of the Independent Registered Public Accounting Firm

KPMG LLP (“KPMG”) served as independent registered public accounting firm for each Fund for the fiscal year ended in 2024. The Board of each Fund has appointed PricewaterhouseCoopers LLP (“PwC”) as independent registered public accounting firm to audit the books and records of the Fund for its current fiscal year. A representative of PwC will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders’ questions. PwC has informed each Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws

General

The by-laws of the Acquiring Fund provide that by becoming a shareholder of the Fund, each shareholder shall be deemed to have agreed to be bound by the terms of the Declaration of Trust and by-laws. However, neither the Declaration of Trust nor the by-laws purport to require the waiver of a shareholder’s rights under the federal securities laws.

Shareholder and Trustee Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. However, the Acquiring Fund’s declaration of trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each obligation, contract or instrument made or issued by the Fund or the trustees. The Acquiring Fund’s declaration of trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Acquiring Fund would be unable to meet its obligations. The Acquiring Fund believes that the likelihood of such circumstances is remote.

The Acquiring Fund’s declaration of trust provides that the obligations of the Fund are not binding upon the Fund’s trustees individually, but only upon the assets and property of the Fund, and that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Acquiring Fund’s declaration of trust protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Anti-Takeover Provisions

The Acquiring Fund’s declaration of trust and by-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Acquiring Fund’s declaration of trust requires a vote by holders of at least two-thirds of the outstanding common shares, except as described below, to authorize (i) a conversion of the Fund from a closed-end to an open-end investment company, (ii) a merger or consolidation of the Fund with any corporation or a reorganization or recapitalization, (iii) a sale, lease or transfer of all or substantially all of the assets of the Fund (other than in the regular course of the Fund’s investment activities) prior to January 10, 2010, or (iv) a termination of the Fund prior to January 1, 2010, unless in any case such action has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund’s by-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s outstanding shares shall be required. None of the foregoing voting provisions may be amended or repealed except by the vote of at least two-thirds of the outstanding shares. The votes required to approve the conversion of the Acquiring Fund from a closed-end to an open-end investment company are higher than those required by the 1940 Act. The Acquiring Fund’s Board believes that the provisions of the Acquiring Fund’s declaration of trust relating to such higher votes are in the best interests of the Acquiring Fund.

In addition, the Acquiring Fund’s by-laws require the Board be divided into three classes with staggered terms. This provision of the by-laws could delay for up to two years the replacement of a majority of the Board.

The provisions of the Acquiring Fund’s declaration of trust and by-laws described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. However, they provide the advantage of potentially requiring persons seeking control of the Acquiring Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The Acquiring Fund’s Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

The Acquiring Fund’s declaration of trust provides that common shareholders will have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Fund’s Board in its discretion may determine.

Procedural Requirements on Derivative Actions, Exclusive Jurisdiction and Jury Trial Waiver

The by-laws of the Acquiring Fund, contain certain provisions affecting potential shareholder claims against the Fund, including procedural requirements for derivative actions, an exclusive forum provision, and the waiver of shareholder rights to a jury trial. Massachusetts is considered a “universal demand” state, meaning that under Massachusetts corporate law a shareholder must make a demand on the company before bringing a derivative action (i.e., a lawsuit brought by a shareholder on behalf of the company). The by-laws of the Acquiring Fund provide detailed procedures for the bringing of derivative actions by shareholders (the “Demand By-Law”) which are modeled on the substantive provisions of the Massachusetts corporate law derivative demand statute. The Demand By-Law is intended to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Acquiring Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Among other things, the Demand By-Law:

●	provides that before bringing a derivative action, a shareholder must make a written demand to the Acquiring Fund;

●	establishes a 90 day review period, subject to extension in certain circumstances, for the Board of Trustees to evaluate the shareholder’s demand;

●	establishes a mechanism for the Board of Trustees to submit the question of whether to maintain a derivative action to a vote of shareholders;

●	provides that if the Acquiring Fund does not notify the requesting shareholder of the rejection of the demand within the applicable review period, the shareholder may commence a derivative action;

●	establishes bases upon which a trustee will not be considered to be not independent for purposes of evaluating a derivative demand; and

●	provides that if the trustees who are independent for purposes of considering a shareholder demand determine in good faith within the applicable review period that the maintenance of a derivative action is not in the best interest of the Acquiring Fund, the shareholder shall not be permitted to maintain a derivative action unless he or she first sustains the burden of proof to the court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund.

The Demand By-Law may be more restrictive than procedures for bringing derivative suits applicable to other investment companies.

The by-laws also require that actions by shareholders against the Acquiring Fund, except for actions under the U.S. federal securities laws, be brought only in a certain federal court in Massachusetts, or if not permitted to be brought in federal court, then in the Business Litigation Session of the Massachusetts Superior Court in Suffolk County (the “Exclusive Jurisdictions”), and that the right to jury trial be waived to the fullest extent permitted by law. Other investment companies may not be subject to similar restrictions. The designation of Exclusive Jurisdictions may make it more expensive for a shareholder to bring a suit than if the shareholder were permitted to select another jurisdiction. Also, the designation of Exclusive Jurisdictions and the waiver of jury trials limit a shareholder’s ability to litigate a claim in the jurisdiction and in a manner that may be more favorable to the shareholder. It is possible that a court may choose not to enforce these provisions of the Acquiring Fund’s by-laws.

Reference should be made to the Acquiring Fund’s declaration of trust and by-laws on file with the SEC for the full text of these provisions.

Repurchase of Common Shares; Conversion to Open-End Fund

The Acquiring Fund is a closed-end management investment company, and as such its shareholders do not have the right to cause the Acquiring Fund to redeem their common shares. Instead, the common shares of the Acquiring Fund trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because common shares of closed-end management investment companies may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board has determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Acquiring Fund to an open-end investment company. There is no assurance that the Acquiring Fund’s Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

If the Acquiring Fund converted to an open-end investment company, the common shares would no longer be listed on an exchange. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws” above for a discussion of the voting requirements applicable to the conversion of the Acquiring Fund to an open-end management investment company.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Acquiring Fund’s portfolio, the impact of any action that might be taken on the Acquiring Fund or its shareholders and market considerations. Based on these considerations, even if the Acquiring Fund’s common shares should trade at a discount, the Board may determine that, in the interest of the Acquiring Fund, no action should be taken. See the Reorganization SAI under “Repurchase of Common Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

Custodian, Transfer Agent and Dividend Disbursing Agent

The custodian of the assets of each Fund is State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. Each Fund’s transfer, shareholder services and dividend disbursing agent is Computershare Inc. and Computershare Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021.

Federal Income Tax Matters Associated with Investment in the Acquiring Fund

The following information is meant as a general summary of certain U.S. federal income tax matters for U.S. shareholders. Please see the Reorganization SAI for additional information. Investors should rely on their own tax adviser for advice about the particular federal, foreign, state and local tax consequences to them of investing in the Acquiring Fund.

The Acquiring Fund has elected to be treated and intends to qualify each year (including the taxable year in which the Reorganizations occur) as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a RIC, the Acquiring Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Acquiring Fund is not expected to be subject to U.S. federal income tax on the income and gains it distributes to its shareholders. The Acquiring Fund invests primarily in municipal securities. Thus, substantially all of the Acquiring Fund’s dividends paid to you should qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular U.S. federal income tax. U.S. Federal income tax law imposes an alternative minimum tax with respect to individuals, trusts and estates. Interest on certain municipal obligations, such as certain private activity bonds, is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Acquiring Fund receives income from such municipal obligations, a portion of the dividends paid by the Acquiring Fund, although exempt from regular U.S. federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. Pursuant to a fundamental investment policy, the Acquiring Fund may invest up to 20% of its Managed Assets in AMT Bonds. The Acquiring Fund will annually provide a report indicating the percentage of the Acquiring Fund’s income attributable to municipal obligations subject to the federal alternative minimum tax applicable to individuals, if any.

Future legislation could limit the exclusion from gross income of tax-exempt interest (which includes exempt-interest dividends received from the Acquiring Fund). Such legislation could affect the value of the municipal securities owned by the Acquiring Fund. The likelihood of such legislation being enacted cannot be predicted. Shareholders should consult their own tax advisers regarding the potential consequences of future legislation on their investment in the Acquiring Fund.

In addition to exempt-interest dividends, the Acquiring Fund may also distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions may be subject to federal, state and local taxation, depending on a shareholder’s situation. If so, they are taxable whether or not such distributions are reinvested. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains are currently taxable to noncorporate shareholders at a maximum U.S. federal income tax rate of 20%. In addition, certain individuals, estates and trusts are subject to a 3.8% Medicare tax on net investment income, including net capital gains and other taxable dividends. Corporate shareholders are taxed on capital gain at the same rates as apply to ordinary income. The Acquiring Fund does not expect that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income” to noncorporate shareholders.

As a RIC, the Acquiring Fund will not be subject to U.S. federal income tax in any taxable year provided that it meets certain distribution requirements. The Acquiring Fund may retain for investment some (or all) of its net capital gains. If the Acquiring Fund retains any net capital gains or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gains, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (1) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (2) will be entitled to credit their proportionate shares of the U.S. federal income tax paid by the Acquiring Fund on such undistributed amount against their U.S. federal income tax liabilities, if any; and (3) may claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (2) of the preceding sentence.

Dividends declared by the Acquiring Fund in October, November or December to shareholders of record in one of those months and paid during the following January will be treated as having been paid by the Acquiring Fund and received by shareholders on December 31 of the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

The redemption, sale or exchange of shares normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such shares is attributable to tax-exempt interest income. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Current U.S. federal income tax law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. However, for noncorporate taxpayers, long-term capital gains are currently taxed at a maximum U.S. federal income tax rate of 20%, while short-term capital gains are currently taxed at ordinary income rates. An additional 3.8% Medicare tax may also apply to certain individual, estate or trust shareholders’ capital gain from the sale or other disposition of their shares. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the shares are of a RIC that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. Any remaining loss on the sale or disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder on such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitations.

Any interest on indebtedness incurred or continued to purchase or carry the Acquiring Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under certain applicable rules, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of the shares. In addition, if you receive Social Security or certain railroad retirement benefits, you may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Acquiring Fund.

If the Acquiring Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and its net tax-exempt income, including such income it is required to accrue, to qualify as a RIC and (with respect to its ordinary income and capital gain) to avoid U.S. federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Acquiring Fund may hold or acquire municipal obligations that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount.

The Acquiring Fund’s investment in lower rated or unrated debt securities may present issues for the Acquiring Fund if the issuers of these securities default on their obligations because the U.S. federal income tax consequences to a holder of such securities are not certain.

The Acquiring Fund may be required to withhold U.S. federal income tax at a rate of 24% from all distributions (including exempt-interest dividends) and redemption proceeds payable to a shareholder if the shareholder fails to provide the Acquiring Fund with his, her or its correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS (or the IRS notifies the Acquiring Fund) that he, she or it is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Acquiring Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Acquiring Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Acquiring Fund dividends and distributions and redemption proceeds. The Acquiring Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Pursuant to recently proposed regulations, the Treasury Department has indicated its intent to eliminate the requirements under FATCA of withholding on gross proceeds from the sale, exchange, maturity or other disposition of relevant financial instruments (including redemptions of stock). The Treasury Department has indicated that taxpayers may rely on these proposed regulations pending their finalization.

Net Asset Value

The Acquiring Fund’s net asset value per common share is determined as of the close of regular session trading (normally 4:00 p.m., Eastern time) on each day the NYSE is open for business. Net asset value is calculated by taking the Acquiring Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of common shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Acquiring Fund’s Board or its delegate, Nuveen Asset Management.

In determining net asset value, securities and other assets for which market quotations are available are valued daily at market value and expenses are accrued and applied daily. The prices of fixed income securities are provided by a pricing service and are based on the mean between the bid and asked price. When price quotes are not readily available, which is typically the case for municipal bonds, the pricing service establishes a security’s fair value based on various factors, including prices of comparable fixed income securities utilizing a matrix pricing system. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be different from the value realized upon the sale of the security.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities that may not be publicly sold without registration under the 1933 Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of net asset value; a security with respect to which an event has occurred that is likely to make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of a security would be the amount that the owner might reasonably expect to receive for it upon its current sale. A variety of factors may be considered in determining the fair value of such securities.

Legal Opinions

Certain legal matters in connection with the issuance of common shares pursuant to the Agreement will be passed upon by Morgan, Lewis & Bockius LLP, One Federal Street, Boston Massachusetts 02110.

Experts

The financial statements of the Target Funds and the Acquiring Fund appearing in each Fund’s Annual Report for the fiscal year ended February 28, 2025 for the Target Funds and March 31, 2025 for the Acquiring Fund are incorporated by reference herein. PwC, an independent registered public accounting firm, audited the Funds’ financial statements as of and for the 2025 fiscal year and has been appointed to serve as independent registered public accounting firm to the Acquiring Fund and the Target Funds for the current fiscal year. The principal business address of PwC is One North Wacker Drive, Chicago, Illinois 60606. Each Fund’s financial statements as of and for the 2024, 2023, 2022, 2021 and 2020 fiscal years have been audited by KPMG, independent registered public accounting firm, as set forth in their reports thereon. Such financial statements are incorporated by reference herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. The principal business address of KPMG is 200 East Randolph Street, Chicago, Illinois 60601.

GENERAL INFORMATION

Outstanding Shares of the Acquiring Fund and the Target Funds

The following table sets forth the number of outstanding common shares and certain other share information as of July 17, 2025.

(1) Title of Class	(2) Shares Authorized	(3) Shares Held by Fund for Its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under (3)
Acquiring Fund
Common shares	Unlimited	—	6,415,777
California Select
Common shares	Unlimited	—	3,924,894
New York Select
Common shares	Unlimited	—	51,362,301

The common shares of the Acquiring Fund, California Select and New York Select are listed and trade on the NYSE under the ticker symbols NXP, NXC and NXN, respectively. Upon the closing of the Reorganizations, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE.

Shareholders of the Acquiring Fund and the Target Funds

As of August 15, 2025, the members of the Board and officers of each Fund as a group owned less than 1% of the total outstanding common shares of each Fund.

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of a Fund is provided below. Information in the table below regarding the number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made on or before August 15, 2025. The estimated pro forma information presented is calculated assuming that outstanding common shares were as of August 15, 2025 for each Fund.

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Estimated Pro Forma for Combined Fund
Acquiring Fund—
Common Shares	—	—	—	—
California Select—
Common Shares	—	—	—	—
New York Select—
Common Shares	1607 Capital Partners, LLC 13 S. 13th Street, Suite 400 Richmond, Virginia 23219	220,727	5.62%	0.31%

As of August 15, 2025, no Fund is aware of any shareholder holding more than 5% of its common shares. No Fund is aware of any person who, as of August 15, 2025, “controls” (within the meaning of the 1940 Act) the Fund. Under the 1940 Act, a person who beneficially owns, directly or indirectly, more than 25% of the voting securities of a fund is presumed to control the fund.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be borne indirectly by common shareholders of the Funds. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or Computershare Fund Services, or by dealers and their representatives.

The total costs of the Reorganizations are estimated to be $905,000. These costs represent the estimated nonrecurring expenses of the Funds in carrying out their obligations under the Agreement and consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Reorganizations to be borne by the Funds. Based on expected benefits of the Reorganizations to each Fund, including fee and expense savings, tighter bid/ask spreads and greater liquidity due to higher common share trading volume, as measured over the average shareholder holding period for shareholders of each Fund (fifteen months for California Select, eighteen months for New York Select and twenty-four months for the Acquiring Fund), each of the Acquiring Fund, California Select and New York Select is expected to be allocated approximately $445,000, $445,000 and $15,000, respectively, of expenses in connection with the Reorganizations. If the Reorganizations are not consummated for any reason, including because the requisite shareholder approvals are not obtained, the Funds, and common shareholders of the Funds indirectly, will still bear the costs of the Reorganizations.

The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $7,500 per Fund plus reasonable expenses, which is included in the foregoing estimate.

Shareholder Proposals

If Proposal No. 1 is approved and a Target Fund’s Reorganization is consummated, the Target Fund will cease to exist and will not hold its 2026 annual meeting of shareholders. If a Target Fund’s Reorganization is not approved or is not consummated, that Target Fund will hold its 2026 annual meeting of shareholders, expected to be held in August 2026.

To be considered for presentation at the 2026 annual meeting of shareholders of a Fund, a shareholder proposal submitted pursuant to Rule 14a-8 under the 1934 Act must have been received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than [•]. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) under the 1934 Act of a proposal (including the nomination of an individual for election as a Board Member) submitted outside of the process of Rule 14a-8 must, pursuant to the applicable Fund’s by-laws, submit such written notice to the Fund no earlier than [•] and no later than [•]. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Proposals may be presented by shareholders only if advance notice is duly submitted in accordance with applicable law and the applicable Fund’s governing documents, and the subject matter of such proposal is a matter upon which the proposing shareholder is entitled to vote. Each applicable Fund’s by-laws require shareholders submitting advance notices of proposals of business or nominations for election as Board Members to provide the applicable Fund with certain information and representations about the proponent shareholder and the nominees or business being proposed. A shareholder wishing to present a proposal of business or nomination is encouraged to carefully review the applicable Fund’s by-laws.

Copies of the by-laws of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of William Siffermann, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the Independent Chair and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for each Target Fund is February 28 and the fiscal year end of the Acquiring Fund is March 31.

Shareholder Report Delivery

Shareholder reports will be made available to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to a Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on November 14, 2025

The Joint Proxy Statement/Prospectus is available at http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Other Information

Management of the Funds does not intend to present and does not have reason to believe that others will present any items of business at the Annual Meetings, except as described in this Joint Proxy Statement/Prospectus. However, if other matters are properly presented at the meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

Upon at least five business days advance written notice to a Fund, a shareholder of the Fund is entitled to inspect and copy at the offices where they are maintained, a list of shareholders and their addresses entitled to be present and to vote at that Fund’s Annual Meeting, provided that the written notice describes with reasonable particularity the purpose of the demand, that the demand is made in good faith and for a proper purpose, and the records requested are directly connected to that purpose, and provided further that the Trustees shall not have determined in good faith that disclosure of the records sought would adversely affect the Fund in the conduct of its business or constitute material non-public information at the time when the shareholder’s notice of demand to inspect and copy is received by the Fund. The Fund may furnish the shareholder with copies of the shareholder list, including copies furnished through an electronic transmission. Shareholders interested in inspecting the list of shareholders for their respective Fund(s) should contact (800) 257-8787 for additional information. To email the Fund(s), please visit www.nuveen.com/contact-us.

In the absence of a quorum for a particular matter, business may proceed on any other matter or matters that may properly come before the Annual Meetings if there is present, in person (including virtually) or by proxy, a quorum of shareholders in respect of such other matters. The chairman of the meeting may, whether or not a quorum is present, adjourn the meeting with respect to one or more matters to be considered on behalf of a Fund without further notice to permit further solicitation of proxies.

By returning the enclosed form of proxy, you are authorizing the persons named on the proxy to vote in their discretion on any other matter that properly comes before the Annual Meeting.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients are generally required to request the instruction of such customers and clients on how to vote their shares on the proposals. A broker-dealer firm that is subject to the rules of the NYSE and that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on Proposal No. 1 described in this Joint Proxy Statement/Prospectus, but may vote such customer's shares on Proposal No. 2 in such broker-dealer's discretion. A signed proxy card or other authorization by a beneficial owner of shares of a Fund that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Mark L. Winget Vice President and Secretary The Nuveen Closed-End Funds

APPENDIX A

FORM OF agreement and plan of reorganization

A-1

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [•] day of August, 2025, between Nuveen Select Tax-Free Income Portfolio (the “Acquiring Fund”), a Massachusetts business trust, and each of Nuveen New York Select Tax-Free Income Portfolio (a “Target Fund”) and Nuveen California Select Tax-Free Income Portfolio (a “Target Fund”), each a Massachusetts business trust. The Acquiring Fund and each Target Fund may be referred to herein each as a “Fund” and collectively, as the “Funds.”

For each Reorganization (as defined below), this Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of each Target Fund into the Acquiring Fund will consist of: (i) the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange solely for newly issued common shares of beneficial interest, par value $.01 per share, of the Acquiring Fund (the “Acquiring Fund Common Shares”), and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund; and (ii) the pro rata distribution of all of the Acquiring Fund Common Shares received by the Target Fund to the holders of common shares of the Target Fund as part of the complete liquidation, dissolution and termination of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (each, a “Reorganization” and together, the “Reorganizations”).

WHEREAS, each Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and each Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Common Shares; and

WHEREAS, the Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”) has determined that the Reorganizations are in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganizations, and the Board of Trustees of each Target Fund (each, a “Target Fund Board”) has determined that the applicable Reorganization is in the best interests of such Target Fund and that the interests of the existing shareholders of such Target Fund will not be diluted as a result of its Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

Article I

TRANSFER OF ASSETS OF each TARGET FUND IN EXCHANGE FOR ACQUIRING fuND common SHARES and the assumption of the Liabilities of each Target fund AND TERMINATION AND LIQUIDATION OF each target FUND

1.1           THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, each Target Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees to: (i) issue and deliver to such Target Fund the number of Acquiring Fund Common Shares computed in the manner set forth in Section 2.3, and (ii) assume all of the liabilities of such Target Fund, if any, as set forth in Section 1.3. With respect to each Reorganization, such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2           ASSETS TO BE TRANSFERRED. Each Target Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing, except that the dividend(s) set forth in Section 8.5 shall be paid as set forth in such section.

Each Target Fund will, within a reasonable period of time before the Closing Date (as defined in Section 3.1), furnish the Acquiring Fund with a list of such Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, identify the securities, if any, on each Target Fund’s list referred to in the foregoing sentence that do not conform to the Acquiring Fund’s investment objective, policies or restrictions, as set forth in the Acquiring Fund’s Registration Statement (as defined in Section 5.7), and will notify each Target Fund accordingly. Each Target Fund, if requested by the Acquiring Fund, will dispose of such non-conforming securities identified by the Acquiring Fund before the Closing Date. In addition, if it is determined that the portfolios of the Target Funds and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such investments, the Target Fund holding such securities, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date; provided, however, that if both Target Funds hold such securities, the Acquiring Fund will apportion all such sales between the Target Funds in a reasonable manner. Notwithstanding the foregoing, nothing herein will require either Target Fund to dispose of any investments or securities if, in the reasonable judgment of the applicable Target Fund Board or Nuveen Fund Advisors, LLC, the investment adviser to the Funds, such disposition would adversely affect the status of its Reorganization as a “reorganization,” as such term is used in Section 368(a) of the Code, or would otherwise not be in the best interests of such Target Fund.

1.3           LIABILITIES TO BE ASSUMED. Each Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date, except that the dividend(s) set forth in Section 8.5 shall be paid as set forth in that section. Notwithstanding the foregoing, the liabilities not so discharged will be assumed by the Acquiring Fund, which assumed liabilities will include all of each Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement, provided that the Acquiring Fund shall not assume any liabilities with respect to the dividend(s) set forth in Section 8.5.

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1.4           LIQUIDATION AND DISTRIBUTION.

(a)                As soon as practicable after the Closing, each Target Fund will distribute in complete liquidation of such Target Fund, pro rata to its common shareholders of record (the “Target Fund Common Shareholders”), as of the time of such distribution, all of the Acquiring Fund Common Shares received by such Target Fund pursuant to Section 1.1 (together with any dividends declared with respect to the Acquiring Fund Common Shares to holders of record as of a time after the Valuation Time and payable prior to such distribution (“Interim Dividends”)). Such distributions will be accomplished by the transfer of the Acquiring Fund Common Shares then credited to the account of each Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Target Fund Common Shareholders and representing, in the case of a Target Fund Common Shareholder, such shareholder’s pro rata share of the Acquiring Fund Common Shares received by such Target Fund, and by paying to Target Fund Common Shareholders any Interim Dividends. All of the issued and outstanding common shares of each Target Fund simultaneously will be canceled on the books of such Target Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Common Shares in connection with such transfers, except for any global certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the shares.

(b)                On or promptly after the Closing Date, but in no event later than 12 months after the Closing Date, each Target Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.7 below.

1.5           OWNERSHIP OF SHARES. Ownership of Acquiring Fund Common Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6           TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Common Shares in a name other than the registered holder of a Target Fund’s common shares on the books of such Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Common Shares are to be issued and transferred.

1.7           TERMINATION. Each Target Fund will completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with such Target Fund’s governing documents, the laws of the Commonwealth of Massachusetts, and the federal securities laws as soon as practicable following the Closing and the distribution pursuant to Section 1.4.

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1.8           REPORTING. Any reporting responsibility of a Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”) or other regulatory authority, the exchange on which such Target Fund’s common shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of such Target Fund.

1.9           BOOKS AND RECORDS. All books and records of each Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, will be available to the Acquiring Fund from and after the Closing and will be turned over to the Acquiring Fund as soon as practicable following the Closing.

Article II

VALUATION

2.1           VALUATION OF TARGET FUND ASSETS. The value of the net assets of each Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Nuveen closed-end funds or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by each Target Fund Board and the Acquiring Fund Board).

2.2           VALUATION OF ACQUIRING FUND COMMON SHARES. The net asset value per Acquiring Fund Common Share will be computed as of the Valuation Time, using the valuation procedures of the Nuveen closed-end funds or such other valuation procedures as may be mutually agreed upon by the parties (and approved by each Target Fund Board and the Acquiring Fund Board).

2.3           COMMON SHARES TO BE ISSUED. The number of Acquiring Fund Common Shares to be issued in exchange for a Target Fund’s assets transferred to the Acquiring Fund will be determined by dividing the value of such assets transferred to the Acquiring Fund (net of the liabilities of such Target Fund that are assumed by the Acquiring Fund), determined in accordance with Section 2.1, by the net asset value of an Acquiring Fund Common Share, determined in accordance with Section 2.2. The aggregate net asset value of Acquiring Fund Common Shares received by each Target Fund in a Reorganization will equal, as of the Valuation Time, the aggregate net asset value of the Target Fund’s common shares held by Target Fund Common Shareholders as of such time. In the event there are fractional Acquiring Fund Common Shares due Target Fund Common Shareholders after a Target Fund’s assets have been exchanged for Acquiring Fund Common Shares, the Acquiring Fund’s transfer agent will aggregate all such fractional common shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Target Fund Common Shareholders, and each such Target Fund Common Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Target Fund Common Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to the Target Fund Common Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

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2.4           EFFECT OF SUSPENSION IN TRADING. In the event that at the Valuation Time an accurate appraisal of the value of the net assets of the Acquiring Fund or a Target Fund is impracticable due to either: (a) the closure of, or the imposition of a trading restriction on, the exchange on which shares of a Fund are listed or another exchange on which the portfolio securities of the Acquiring Fund or a Target Fund are purchased or sold; or (b) a disruption in trading or the reporting of trading on the exchange on which shares of a Fund are listed or elsewhere, the Closing Date shall be postponed until at least the first business day after the day on which trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

2.5           COMPUTATIONS OF NET ASSETS. Subject to Sections 2.1 and 2.2 above, all computations of net assets and net asset value in this Article II shall be made by or under the direction of State Street Bank and Trust Company in accordance with its regular practice as custodian of the Funds.

Article III

CLOSING AND CLOSING DATE

3.1           CLOSING DATE. With respect to each Reorganization, the Closing shall occur on December 8, 2025 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 7:59 a.m., Central time, on the Closing Date. The Closing will be held as of 7:59 a.m., Central time, on the Closing Date at the offices of Vedder Price P.C. in Chicago, Illinois, or at such other time and/or place as the parties may agree. The Closing of each Reorganization is not contingent on the Closing of the other Reorganization and each Closing may occur on the same or different dates.

3.2           CUSTODIAN’S CERTIFICATE. Each Target Fund shall cause the custodian for such Target Fund to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that the Target Fund’s portfolio securities, investments, cash and any other assets have been delivered in proper form to the Acquiring Fund as of the Closing.

3.3           CERTIFICATES OF TRANSFER AGENT.

(a)                Each Target Fund shall issue and deliver, or cause its transfer agent to issue and deliver, to the Acquiring Fund at the Closing a certificate of an authorized officer setting forth, with respect to the Target Fund, the number of shares of the Target Fund outstanding as of the Valuation Time. Also stating that its records contain the names and addresses of all holders of common shares of the Target Fund and the number and percentage ownership of outstanding common shares held by each such Target Fund Common Shareholder immediately prior to the Closing.

(b)                The Acquiring Fund shall issue and deliver, or cause its transfer agent to issue and deliver, to each Target Fund a confirmation evidencing the Acquiring Fund Common Shares to be credited at the Closing to such Target Fund or provide evidence satisfactory to each Target Fund that such Acquiring Fund Common Shares have been credited to such Target Fund’s account on the books of the Acquiring Fund.

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3.4           DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other parties such bills of sale, checks, assignments, assumptions of liability, share certificates, opinions, receipts and other documents or instruments, if any, as such other parties or their counsel may reasonably request to effect the transactions contemplated by this Agreement.

Article IV

REPRESENTATIONS AND WARRANTIES

4.1           REPRESENTATIONS OF EACH TARGET FUND. With respect to each Reorganization, the Target Fund represents and warrants to the Acquiring Fund solely on its own behalf with respect to itself and its Reorganization as follows:

(a)                The Target Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)                The Target Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)                The Target Fund is not, and the execution, delivery and performance of this Agreement (subject to shareholder approval and compliance with the other provisions hereof) will not result, in violation of any provision of the Target Fund’s Declaration of Trust or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound.

(d)                There are no contracts outstanding to which the Target Fund is a party that have not been disclosed in writing to the Acquiring Fund. Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to it on or before the Closing.

(e)                No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

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(f)                 The financial statements of the Target Fund as of February 28, 2025, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of February 28, 2025, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(g)                Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no liabilities of a material nature, contingent or otherwise, of the Target Fund that have arisen after such date. Before the Closing Date, the Target Fund will advise the Acquiring Fund of all material liabilities contingent or otherwise, incurred by it subsequent to February 28, 2025, whether or not incurred in the ordinary course of business. For the purposes of this subsection (g), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(h)                All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(i)                 The authorized capital of the Target Fund consists of an unlimited number of common shares of beneficial interest, par value $.01 per share. All of the issued and outstanding shares of the Target Fund are duly and validly issued, fully paid and non-assessable by the Target Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Target Fund Common Shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund). All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent, as provided in Section 3.3. The Target Fund has no outstanding preferred shares; no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund; and no outstanding securities convertible into shares of the Target Fund.

(j)                 At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power and authority to sell, assign, transfer and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

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(k)                The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Fund Board required by Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)                 The information to be furnished by the Target Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(m)               From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meetings of Fund shareholders described in Section 5.2 and as of the Closing, any written information furnished by the Target Fund with respect to the Target Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Target Fund’s Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)                No consent, approval, authorization, or order of any court, governmental authority, or any stock exchange on which shares of the Target Fund are listed is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been or will be obtained.

(o)                For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under Subchapter M of the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date, and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a RIC. Prior to the Closing, the Target Fund will have had no earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it.

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4.2           REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to each Target Fund as follows:

(a)                The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)                The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)                The Acquiring Fund is not, and the execution, delivery and performance of this Agreement (subject to shareholder approval and compliance with the other provisions hereof) will not result, in violation of the Acquiring Fund’s Declaration of Trust or By-Laws, or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(d)                No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(e)                The financial statements of the Acquiring Fund as of March 31, 2025, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to each Target Fund) fairly reflect the financial condition of the Acquiring Fund as of March 31, 2025, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(f)                 Since the date of the financial statements referred to in subsection (e) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no known liabilities of a material nature, contingent or otherwise, of the Acquiring Fund arising after such date. For the purposes of this subsection (f), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

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(g)                All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision will have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(h)                The authorized capital of the Acquiring Fund consists of an unlimited number of common shares of beneficial interest, par value $.01 per share. All of the issued and outstanding shares of the Acquiring Fund are duly and validly issued, fully paid and non-assessable by the Acquiring Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding preferred shares; no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund; and no outstanding securities convertible into shares of the Acquiring Fund.

(i)                 The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Acquiring Fund Board required pursuant to Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(j)                 The Acquiring Fund Common Shares to be issued and delivered to each Target Fund for the account of Target Fund Common Shareholders pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Common Shares will be duly and validly issued shares of the Acquiring Fund and will be fully paid and non-assessable by the Acquiring Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(k)                The information to be furnished by the Acquiring Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(l)                 From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meetings of Fund shareholders described in Section 5.2 and as of the Closing, any written information furnished by the Acquiring Fund with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganizations, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

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(m)             No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or will be obtained.

(n)               For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund: (i) has elected to qualify, has qualified or will qualify (in the case of the taxable year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a RIC. Prior to the Closing, the Acquiring Fund will have had no earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it. The Acquiring Fund has a valid business purpose for undertaking the transactions described in this Agreement. The Acquiring Fund is in the same line of business as the Target Fund. Following the Reorganization, the Acquiring Fund will (i) continue such line of business with no plan or intention to change such line of business (and the Acquiring Fund did not enter into such line of business as part of the plan of reorganization) and (ii) use the Target Fund’s historic business assets in its business and has no plan or intention to sell any of such historic business assets other than in the ordinary course of conducting the Acquiring Fund’s trade or business as a RIC for reasons that will be independent of, and unrelated to, such Reorganization.

Article V

COVENANTS OF the FUNDs

5.1           OPERATION IN ORDINARY COURSE. Subject to Sections 1.2 and 8.5, each Fund will operate its respective business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, and any other distributions necessary or desirable to avoid federal income or excise taxes.

5.2           APPROVAL OF SHAREHOLDERS. Each Fund will call a meeting of its shareholders to consider and act upon the proposal or proposals required to effect the provisions of this Agreement, as applicable, and to take all other appropriate actions necessary to obtain approval of the transactions contemplated herein.

5.3           INVESTMENT REPRESENTATION. Each Target Fund covenants that the Acquiring Fund Common Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution other than in connection with such Target Fund’s Reorganization and in accordance with the terms of this Agreement.

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5.4           ADDITIONAL INFORMATION. Each Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of such Target Fund’s shares.

5.5           FURTHER ACTION. Subject to the provisions of this Agreement, each Fund will take or cause to be taken all actions, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing.

5.6           STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, each Target Fund will furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which will be certified by the Controller or Treasurer of the Target Fund, a statement of the earnings and profits of such Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7           PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. The Funds will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Common Shares to be issued to Target Fund Common Shareholders of each Target Fund and related matters (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Funds and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement, as applicable (the “Joint Proxy Statement/Prospectus”). The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other parties with the materials and information necessary to prepare the Registration Statement, including the proxy statements and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meetings of the Funds’ shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8           REGULATORY APPROVALS. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, the listing rules of the New York Stock Exchange or another national securities exchange and such of the state “blue sky” or securities laws as it may deem appropriate in order to consummate the transactions hereunder.

5.9           TAX STATUS OF REORGANIZATIONS. The intention of the parties is that each Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. No Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as “reorganizations” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.8.

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Article VI

CONDITIONS PRECEDENT TO OBLIGATIONS of EACH Target FUND

With respect to the Reorganization of each Target Fund, the obligations of the Target Fund to consummate the transactions provided for herein will be subject to the fulfillment or waiver of the following conditions:

6.1           All representations, covenants and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund shall have delivered to such Target Fund a certificate executed in the Acquiring Fund’s name by (i) the Chief Administrative Officer or any Vice President of the Acquiring Fund and (ii) the Controller or Treasurer of the Acquiring Fund, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.

6.2           The Acquiring Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

Article VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF the ACQUIRING FUND

With respect to the Reorganization of each Target Fund, the obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1           All representations, covenants and warranties of such Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. Such Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in such Target Fund’s name by (i) the Chief Administrative Officer or any Vice President of such Target Fund and (ii) the Controller or Treasurer of such Target Fund, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2           Such Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

7.3           Such Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller or Treasurer of the Target Fund.

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7.4           Prior to the Valuation Time, such Target Fund will have declared the dividends and/or distributions contemplated by Section 8.5.

7.5           Such Target Fund shall have delivered such records, agreements, certificates, instruments and such other documents as the Acquiring Fund shall reasonably request.

Article VIII

FURTHER CONDITIONS PRECEDENT

With respect to the Reorganization of each Target Fund, the obligations of the Target Fund and the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions, as applicable:

8.1           This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding common shares of the Target Fund and the Acquiring Fund in accordance with applicable law and the provisions of such Fund’s Declaration of Trust or By-Laws. Notwithstanding anything herein to the contrary, the parties may not waive the condition set forth in this Section 8.1.

8.2           As of the Closing, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3           All consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein will have been obtained or made. All notices to, or consents or waivers from, other persons, or other actions necessary to permit consummation of the transactions contemplated herein will have been obtained or made.

8.4           The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5           The Target Fund shall have declared, prior to the Valuation Time, a dividend or dividends with respect to its common shares in an amount determined by the Target Fund’s officers in accordance with the Target Fund’s past practice that, together with all other dividends paid by such Target Fund with respect to all taxable periods ending on or before the Closing Date, shall have the effect of distributing to its shareholders at least all of such Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which such Target Fund paid tax under Section 852(b)(3)(A) of the Code). Prior to the Closing, the Target Fund shall establish an escrow account and set aside assets in the amount of such dividend or dividends in such escrow account to be held solely for the benefit of common shareholders of such Target Fund as of the record date for such dividend or dividends and such dividends shall be paid as authorized by the Board. Neither the Target Fund nor the Acquiring Fund shall have any rights with respect to, or interest in, the assets held in such escrow account.

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8.6           The Target Fund shall have received (i) an opinion from Vedder Price P.C., special counsel to the Acquiring Fund, and (ii) an opinion from Morgan, Lewis & Bockius LLP, with respect to matters governed by the laws of the Commonwealth of Massachusetts, each dated as of the Closing Date, substantially to the effect that:

(a)                The Acquiring Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust under its Declaration of Trust and Massachusetts law applicable to business trusts to conduct its business as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)                The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)                Assuming that the Acquiring Fund Common Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Common Shares to be issued and delivered to the Target Fund on behalf of its Target Fund Common Shareholders as provided by this Agreement are duly authorized and, upon such delivery, will be validly issued and fully paid and non-assessable by the Acquiring Fund, except that, as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act, shareholders of the Acquiring Fund may under certain circumstances be held personally liable for its obligations under the laws of the Commonwealth of Massachusetts, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s Declaration of Trust, By-Laws or the laws of the Commonwealth of Massachusetts.

(d)                The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(e)                To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Fund of the transactions contemplated hereby, except as have been obtained, and except as may be required under any Massachusetts securities law, statute, rule or regulation, about which such counsel expresses no opinion.

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(f)                The execution and delivery of this Agreement by the Acquiring Fund did not, and the consummation by the Acquiring Fund of the transactions contemplated herein will not, violate the Acquiring Fund’s Declaration of Trust or By-Laws (assuming the requisite approval of the Acquiring Fund’s shareholders has been obtained in accordance with the requirements of the Acquiring Fund’s Declaration of Trust and By-Laws).

Such opinions will be based on such customary assumptions and representations as Vedder Price P.C. and Morgan, Lewis & Bockius LLP may reasonably request of the Funds. The Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.7           The Acquiring Fund shall have received (i) an opinion from Vedder Price P.C., special counsel to each Target Fund, and (ii) an opinion from Morgan, Lewis & Bockius LLP, with respect to matters governed by the laws of the Commonwealth of Massachusetts, each dated as of the Closing Date, substantially to the effect that:

(a)                The Target Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust under its Declaration of Trust and Massachusetts law applicable to business trusts to conduct its business as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)                The Target Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)                To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Target Fund of the transactions contemplated hereby, except as have been obtained, and except as may be required under any Massachusetts securities law, statute, rule or regulation, about which such counsel expresses no opinion.

(d)                To the knowledge of such counsel, the Target Fund has the power under its Declaration of Trust as a Massachusetts business trust to transfer its assets as contemplated by this Agreement.

(e)                The execution and delivery of this Agreement by the Target Fund did not, and the consummation by the Target Fund of the transactions contemplated herein will not, violate the Target Fund’s Declaration of Trust or By-Laws (assuming the requisite approval of the Target Fund’s shareholders has been obtained in accordance with the requirements of the Target Fund’s Declaration of Trust and By-Laws).

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Such opinions will be based on such customary assumptions and representations as Vedder Price P.C. and Morgan, Lewis & Bockius LLP may reasonably request of the Funds. The Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.8           With respect to each Reorganization, the Funds participating in the Reorganization shall have received an opinion of Vedder Price P.C., dated as of the Closing Date and addressed to the Acquiring Fund and the Target Fund, substantially to the effect that for federal income tax purposes:

(a)                The transfer by the Target Fund of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Common Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, immediately followed by the pro rata distribution of all the Acquiring Fund Common Shares so received by the Target Fund to the Target Fund Common Shareholders of record in complete liquidation of the Target Fund and the dissolution of the Target Fund under applicable state law promptly thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)                No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all the Target Fund’s assets solely in exchange for Acquiring Fund Common Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund.

(c)                No gain or loss will be recognized by the Target Fund upon the transfer of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Common Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Common Shares to the Target Fund Common Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)                No gain or loss will be recognized by the Target Fund Common Shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund Common Shares, except to the extent the Target Fund Common Shareholders receive cash in lieu of a fractional Acquiring Fund Common Share.

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(e)                The aggregate basis of the Acquiring Fund Common Shares received by each Target Fund Common Shareholder pursuant to the Reorganization (including any fractional Acquiring Fund Common Share to which a Target Fund Common Shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

(f)                 The holding period of the Acquiring Fund Common Shares received by each Target Fund Common Shareholder in the Reorganization (including any fractional Acquiring Fund Common Share to which a Target Fund Common Shareholder would be entitled) will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided the Target Fund shares are held as capital assets at the effective time of the Reorganization.

(g)                The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

(h)                The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganizations on the Target Funds, the Acquiring Fund or any Target Fund Common Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, (2) the effect of the Reorganization under the alternative minimum tax imposed under Section 55 of the Code on any direct or indirect shareholder of a Target Fund that is a corporation, or (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinions will be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and each Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, no Fund may waive the conditions set forth in this Section 8.8.

Article IX

EXPENSES

9.1           The expenses incurred in connection with the Reorganizations (whether or not the Reorganization with respect to a Target Fund is consummated) will be allocated among and borne by all of the Funds ratably based on the projected relative benefits to shareholders of each Fund, as shareholders of the Acquiring Fund, and each Fund shall have accrued such expenses as liabilities at or before the Valuation Time. Reorganization expenses include, without limitation, (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees; (f) proxy solicitation costs; and (g) other related administrative or operational costs.

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9.2           Each party represents and warrants to the other parties that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3           Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of a Fund as a RIC under the Code.

Article X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1         The parties agree that no party has made to any other party any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

10.2         The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement will not survive the consummation of the transactions contemplated hereunder.

Article XI

TERMINATION

11.1         This Agreement may be terminated by the mutual agreement of the parties, and such termination may be effected by the Chief Administrative Officer, President or any Vice President of each Fund without further action by a Target Fund Board or the Acquiring Fund Board. In addition, any Fund may at its option terminate the Agreement with respect to that Fund and the corresponding Target Fund or Acquiring Fund, as the case may be, at or before the Closing due to:

(a)                a breach by the non-terminating party of any representation or warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b)                a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)                a determination by a Target Fund Board or the Acquiring Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund involved in the Reorganization(s).

11.2         In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund or a Target Fund. Notwithstanding any other provision of this Agreement to the contrary, the termination of this Agreement with respect to a Fund will have no effect on the obligation of that Fund to bear the portion of Reorganization expenses allocated to it as provided in Section 9.1.

19

Article XII

AMENDMENTS

12.1         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund subject to the prior review of each Fund’s counsel and the authorization of each Fund’s Board of Trustees; provided, however, that following the meeting of the shareholders of a Fund called by such Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Common Shares to be issued to the Target Fund Common Shareholders of the applicable Target Fund under this Agreement to the detriment of such shareholders without their further approval.

Article XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1         The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The use of the terms “including” or “include” in this Agreement shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively.

13.2         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The execution and delivery of this Agreement may occur by facsimile or by email in portable document format (PDF) or by other means of electronic signature and electronic transmission, including DocuSign or other similar method, and originals or copies of signatures executed and delivered by such methods shall have the full force and effect of the original signatures.

13.3         This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4         This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5         It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of such Fund personally, but shall bind only the property of the Fund, as provided in such Fund’s Declaration of Trust, which is on file with the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by each Fund’s Board of Trustees, and this Agreement has been signed by authorized officers of each Fund acting as such. Neither the authorization by such trustees nor the execution and delivery by such officers will be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such Fund, as provided in the Fund’s Declaration of Trust.

20

13.6         It is understood and agreed that the use of a single agreement among the Funds is for administrative convenience only and that this Agreement constitutes a separate agreement between each Target Fund and the Acquiring Fund, as if each party had executed a separate document. No Fund will have any liability for the obligations of any other Fund, and the liabilities of each Fund will be several and not joint.

13.7         The failure of any Target Fund or the Acquiring Fund with respect to a Target Fund to consummate a Reorganization shall not affect the validity of any other Reorganization, and the provisions of this Agreement shall be construed to effect this intent.

[Remainder of Page Intentionally Left Blank]

21

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO

By:
Name:
Title:

NUVEEN NEW YORK SELECT TAX-FREE INCOME PORTFOLIO

By:
Name:
Title:

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO

By:
Name:
Title:

APPENDIX B

FINANCIAL HIGHLIGHTS

Information contained in the tables below under the headings “Per Share Operating Performance” and “Ratios/ Supplemental Data” shows the operating performance for the most recent 10 fiscal years for each Fund.

California Select

The following Financial Highlights table is intended to help a prospective investor understand the Fund’s financial performance for the periods shown. Certain information of the Fund reflects financial results for a single common share of the Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in common shares of the Fund (assuming reinvestment of all dividends). The Fund’s financial statements as of and for the fiscal year ended February 28, 2025, including the financial highlights for the fiscal year then ended, have been audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm. PwC’s report, along with the Fund’s financial statements, is included in the Fund’s Annual Report. PwC has not reviewed or examined any records, transactions or events after the date of such reports. Financial highlights for each fiscal year ended on or before February 29, 2024 were audited by other auditors whose report is contained in such annual report. A copy of the Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com. The information contained in, or that can be accessed through the website is not part of this Joint Proxy Statement/Prospectus. Past results are not indicative of future performance.

	Year Ended February 28/29				Year Ended March 31
Per Share Operating
Performance	2025	2024	2023	2022(e)	2021	2020	2019	2018	2017	2016	2015
Beginning Common Share Net Asset Value (NAV)	$13.98	$13.71	$15.15	$15.83	$15.43	$15.21	$15.02	$15.00	$15.68	$15.52	$14.83
Investment Operations:
Net Investment Income (Loss)(a)	0.53	0.53	0.51	0.45	0.51	0.53	0.50	0.57	0.60	0.64	0.66
Net Realized/Unrealized Gain (Loss)	(0.17)	0.27	(1.46)	(0.65)	0.41	0.21	0.19	0.09	(0.56)	0.19	0.82
Total	0.36	0.80	(0.95)	(0.20)	0.92	0.74	0.69	0.66	0.04	0.83	1.48
Less Distributions to Common Shareholders:
From Net Investment Income	(0.55)	(0.53)	(0.49)	(0.44)	(0.52)	(0.52)	(0.52)	(0.58)	(0.62)	(0.65)	(0.68)
From Accumulated Net Realized Gains	0.00	0.00	0.00 (d)	(0.04)	0.00	0.00	0.00	(0.06)	(0.10)	(0.02)	(0.11)
Total	(0.55)	(0.53)	(0.49)	(0.48)	(0.52)	(0.52)	(0.52)	(0.64)	(0.72)	(0.67)	(0.79)
Common Share:
Shelf Offering Costs	$0.00 (d)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.02	$0.00	$0.00	$0.00	$0.00
Premium per Share Sold through Shelf Offering	$0.00 (d)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00 (d)	$0.00	$0.00	$0.00
Ending NAV	$13.79	$13.98	$13.71	$15.15	$15.83	$15.43	$15.21	$15.02	$15.00	$15.68	$15.52
Ending Share Price	$13.15	$13.11	$13.89	$14.81	$16.29	$14.50	$14.12	$13.90	$14.83	$16.70	$15.40
Common Share Total Returns:
Based on NAV(b)	2.60%	5.96%	(6.23)%	(1.34)%	(6.05)%	4.86%	4.82%	4.37%	0.20%	5.51%	10.20%
Based on Share Price(b)	4.48%	(1.69)%	(2.77)%	(6.27)%	16.13%	6.26%	5.44%	(2.23)%	(6.98)%	13.25%	13.84%
Common Share Supplemental Data/Ratios Applicable to Common Shares:
Ending Net Assets (000)	$88,424	$88,969	$87,224	$96,352	$100,600	$98,013	$96,573	$95,357	$94,310	$98,494	$97,421
Ratios to Average Net Assets(c)
Expenses	0.39%	0.36%	0.36%	0.35%*	0.35%	0.36%	0.55%	0.37%	0.37%	0.37%	0.37%
Net Investment Income (Loss)	3.80%	3.87%	3.63%	3.14%*	3.26%	3.41%	3.38%	3.73%	3.89%	4.18%	4.30%
Portfolio Turnover Rate	8%	17%	43%	9%	5%	10%	23%	20%	24%	10%	7%

(a)	Based on average shares outstanding.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
(c)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, where applicable.
• The expense ratios reflect, among other things, all interest expenses and other costs related to borrowings and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended February 28/29:
2025	0.01%
2024	0.00
2023	0.00
2022(e)	0.00
Year Ended March 31:
2021	0.00%
2020	0.00
2019	0.00
2018	0.00
2017	0.00
2016	0.00
2015	0.00

(d)	Value rounded to zero.
(e)	For the eleven months ended February 28, 2022.
*	Annualized.

New York Select

The following Financial Highlights table is intended to help a prospective investor understand the Fund’s financial performance for the periods shown. Certain information of the Fund reflects financial results for a single common share of the Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in common shares of the Fund (assuming reinvestment of all dividends). The Fund’s financial statements as of and for the fiscal year ended February 28, 2025, including the financial highlights for the fiscal year then ended, have been audited by PwC, an independent registered public accounting firm. PwC’s report, along with the Fund’s financial statements, is included in the Fund’s Annual Report. PwC has not reviewed or examined any records, transactions or events after the date of such reports. Financial highlights for each fiscal year ended on or before February 29, 2024 were audited by other auditors whose report is contained in such annual report. A copy of the Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com. The information contained in, or that can be accessed through the website is not part of this Joint Proxy Statement/Prospectus. Past results are not indicative of future performance.

	Year Ended February 28/29				Year Ended March 31
Per Share Operating
Performance	2025	2024	2023	2022(e)	2021	2020	2019	2018	2017	2016	2015
Beginning Common Share Net Asset Value (NAV)	$12.75	$12.48	$13.89	$14.35	$13.99	$14.08	$13.93	$14.04	$14.53	$14.52	$13.95
Investment Operations:
Net Investment Income (Loss)(a)	0.51	0.49	0.45	0.38	0.46	0.49	0.50	0.52	0.55	0.57	0.56
Net Realized/Unrealized Gain (Loss)	(0.10)	0.27	(1.44)	(0.46)	0.37	(0.11)	0.15	(0.09)	(0.49)	(0.01)	0.58
Total	0.41	0.76	(0.99)	(0.08)	0.83	0.38	0.65	0.43	0.06	0.56	1.14
Less Distributions to Common Shareholders:
From Net Investment Income	(0.50)	(0.49)	(0.42)	(0.38)	(0.47)	(0.47)	(0.50)	(0.54)	(0.55)	(0.55)	(0.57)
From Accumulated Net Realized Gains	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	(0.50)	(0.49)	(0.42)	(0.38)	(0.47)	(0.47)	(0.50)	(0.54)	(0.55)	(0.55)	(0.57)
Common Share:
Ending NAV	$12.66	$12.75	$12.48	$13.89	$14.35	$13.99	$14.08	$13.93	$14.04	$14.53	$14.52
Ending Share Price	$11.85	$11.72	$12.15	$12.92	$14.50	$12.65	$13.52	$12.98	$13.69	$14.06	$14.13
Common Share Total Returns:
Based on NAV(b)	3.26%	6.22%	(7.14)%	(0.62)%	5.98%	2.69%	4.80%	3.05%	0.40%	3.98%	8.31%
Based on Share Price(b)	5.47%	0.54%	(2.57)%	(8.43)%	18.66%	(3.18)%	8.26%	(1.41)%	1.26%	3.63%	9.84%
Common Share Supplemental Data/Ratios Applicable to Common Shares:
Ending Net Assets (000)	$49,692	$50,057	$48,992	$54,533	$56,311	$54,893	$55,270	$54,679	$55,120	$57,031	$56,988
Ratios to Average Net Assets(c)
Expenses	0.46%	0.42%	0.42%	0.40%*	0.40%	0.43%	0.42%	0.43%	0.44%	0.42%	0.43%
Net Investment Income (Loss)	3.99%	3.93%	3.49%	2.86%*	3.25%	3.39%	3.59%	3.64%	3.83%	3.97%	3.92%
Portfolio Turnover Rate	8%	24%	62%	16%	14%	5%	16%	17%	29%	14%	16%

(a)	Based on average shares outstanding.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
(c)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, where applicable.
• The expense ratios reflect, among other things, all interest expenses and other costs related to borrowings and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as follows:

	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended February 28/29:
2025	0.01%
2024	0.00	(d)
2023	0.00	(d)
2022(e)	0.00	(d)*
Year Ended March 31:
2021	0.00%	(d)
2020	0.02
2019	0.02
2018	0.02
2017	0.02
2016	0.01
2015	0.01

(d)	Value rounded to zero.
(e)	For the eleven months ended February 28, 2022.
*	Annualized.

Acquiring Fund

The following Financial Highlights table is intended to help a prospective investor understand the Fund’s financial performance for the periods shown. Certain information of the Fund reflects financial results for a single common share of the Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in common shares of the Fund (assuming reinvestment of all dividends). The Fund’s financial statements as of and for the fiscal year ended March 31, 2025, including the financial highlights for the fiscal year then ended, have been audited by PwC, an independent registered public accounting firm. PwC’s report, along with the Fund’s financial statements, is included in the Fund’s Annual Report. PwC has not reviewed or examined any records, transactions or events after the date of such reports. Financial highlights for each fiscal year ended on or before March 31, 2024 were audited by other auditors whose report is contained in such annual report. A copy of the Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com. The information contained in, or that can be accessed through the website is not part of this Joint Proxy Statement/Prospectus. Past results are not indicative of future performance.

	Year Ended March 31
Per Share Operating
Performance	2025	2024	2023	2022	2021	2020	2019	2018	2017	2016
Beginning Common Share Net Asset Value (NAV)	$14.65	$14.57	$15.13	$16.34	$15.77	$15.51	$15.12	$15.00	$15.46	$15.17
Investment Operations:
Net Investment Income (Loss)(a)	0.63	0.60	0.51	0.43	0.59	0.58	0.57	0.56	0.56	0.58
Net Realized/Unrealized Gain (Loss)	(0.42)	0.06	(0.51)	(1.09)	0.53	0.23	0.37	0.11	(0.47)	0.27
Total	0.21	0.66	0.00	(0.66)	1.12	0.81	0.94	0.67	0.09	0.85
Less Distributions to Common Shareholders:
From Net Investment Income	(0.62)	(0.58)	(0.56)	(0.55)	(0.55)	(0.55)	(0.55)	(0.55)	(0.55)	(0.56)
From Accumulated Net Realized Gains	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	(0.62)	(0.58)	(0.56)	(0.55)	(0.55)	(0.55)	(0.55)	(0.55)	(0.55)	(0.56)
Common Share:
Discount Per Share Repurchased and Retired	$0.00	$0.00 (d)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Ending NAV	$14.24	$14.65	$14.57	$15.13	$16.34	$15.77	$15.51	$15.12	$15.00	$15.46
Ending Share Price	$14.37	$14.44	$14.31	$14.43	$17.39	$14.97	$14.64	$14.02	$14.03	$14.89
Common Share Total Returns:
Based on NAV(b)	1.41%	4.70%	0.07%	(4.24)%	7.16%	5.19%	6.34%	4.52%	0.55%	5.78%
Based on Share Price(b)	3.84%	5.11%	3.19%	(14.16)%	20.16%	5.89%	8.51%	3.83%	(2.20)%	6.82%
Common Share Supplemental Data/Ratios Applicable to Common Shares:
Ending Net Assets (000)	$724,302	$702,328	$682,056	$708,249	$271,091	$261,438	$256,937	$250,551	$248,518	$256,228
Ratios to Average Net Assets(c)
Expenses	0.27%	0.23%	0.24%	0.29%	0.26%	0.26%	0.26%	0.27%	0.28%	0.28%
Net Investment Income (Loss)	4.35%	4.21%	3.53%	3.26%	3.64%	3.60%	3.77%	3.66%	3.64%	3.88%
Portfolio Turnover Rate	21%	26%	22%	13%	10%	10%	17%	19%	28%	25%

(a)	Based on average shares outstanding.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
(c)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements, where applicable.
• The expense ratios reflect, among other things, all interest expense and other costs related to reverse repurchase agreements and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended March 31:
2025	0.04%
2024	0.00
2023	0.00
2022	0.00
2021	0.00
2020	0.00
2019	0.00
2018	0.00
2017	0.00
2016	0.00

(d)	Value rounded to zero.

Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606-1286
(800) 257-8787

www.nuveen.com

EVERY VOTE IS IMPORTANT
PO Box 43131
Providence, RI 02940-3131	SCAN The QR code or visit www.proxy-direct.com to vote your shares

LIVE AGENT Call 1-877-325-6510 with any questions. Specialists can assist with voting. Available Monday-Friday from 9 a.m. – 11 p.m. and Saturday 12 pm – 6 pm ET

CALL 1-800-337-3503 Follow the recorded instructions available 24 hours

MAIL Vote, sign and Mail in the enclosed Business Reply Envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL, 60606 on November 14, 2025

NUVEEN CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO ANNUAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 14, 2025

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen California Select Tax-Free Income Portfolio (a “Target Fund”), revoking previous proxies, hereby appoints Mark J. Czarniecki, John M. McCann, Kevin J. McCarthy, Mark L. Winget and Rachael Zufall, or any one of them as true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen California Select Tax-Free Income Portfolio that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on November 14, 2025, at 2:00 p.m., Central time, at the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Annual Meeting of Shareholders and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The votes entitled to be cast by the undersigned will be cast as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

NXC_34654_081925

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

The votes entitled to be cast by the undersigned will be cast as specified. If no other specification is made, such votes will be cast “FOR” the proposals. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holders on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals	The Board of Trustees unanimously recommends that you vote “FOR” the proposals.

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which Nuveen California Select Tax-Free Income Portfolio (the “Target Fund”) would: (i) transfer all of its assets to Nuveen Select Tax-Free Income Portfolio (the “Acquiring Fund”) in exchange solely for newly issued common shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund; (ii) distribute such newly issued common shares of the Acquiring Fund to the common shareholders of the Target Fund; and (iii) liquidate, dissolve and terminate in accordance with applicable law.	☐	☐	☐

2.	Election of Board Members:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Class I:
	01. Michael A. Forrester 02. Thomas J. Kenny 03. Margaret L. Wolff 04. Robert L. Young	☐	☐	☐
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided._______________________________________________________

Important Notice Regarding the Availability of Proxy Materials for

Nuveen California Select Tax-Free Income Portfolio,

Annual Meeting of Shareholders to be held on November 14, 2025.

The Joint Proxy Statement/Prospectus and this proxy card are available at

https://www.nuveen.com/en-us/investments/proxy-information#closed-end-funds

B	Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
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EVERY VOTE IS IMPORTANT
PO Box 43131
Providence, RI 02940-3131	SCAN The QR code or visit www.proxy-direct.com to vote your shares

LIVE AGENT Call 1-877-325-6510 with any questions. Specialists can assist with voting. Available Monday-Friday from 9 a.m. – 11 p.m. and Saturday 12 pm – 6 pm ET

CALL 1-800-337-3503 Follow the recorded instructions available 24 hours

MAIL Vote, sign and Mail in the enclosed Business Reply Envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL, 60606 on November 14, 2025

NUVEEN NEW YORK SELECT TAX-FREE INCOME PORTFOLIO ANNUAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 14, 2025

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen New York Select Tax-Free Income Portfolio (a “Target Fund”), revoking previous proxies, hereby appoints Mark J. Czarniecki, John M. McCann, Kevin J. McCarthy, Mark L. Winget and Rachael Zufall, or any one of them as true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen New York Select Tax-Free Income Portfolio that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on November 14, 2025, at 2:00 p.m., Central time, at the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Annual Meeting of Shareholders and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The votes entitled to be cast by the undersigned will be cast as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

NXN_34654_081925

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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The votes entitled to be cast by the undersigned will be cast as specified. If no other specification is made, such votes will be cast “FOR” the proposals. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holders on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals	The Board of Trustees unanimously recommends that you vote “FOR” the proposals.

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which Nuveen New York Select Tax-Free Income Portfolio (the “Target Fund”) would: (i) transfer all of its assets to Nuveen Select Tax-Free Income Portfolio (the “Acquiring Fund”) in exchange solely for newly issued common shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund; (ii) distribute such newly issued common shares of the Acquiring Fund to the common shareholders of the Target Fund; and (iii) liquidate, dissolve and terminate in accordance with applicable law.	☐	☐	☐

2.	Election of Board Members:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Class I:
	01. Michael A. Forrester 02. Thomas J. Kenny 03. Margaret L. Wolff 04. Robert L. Young	☐	☐	☐
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided._______________________________________________________

Important Notice Regarding the Availability of Proxy Materials for

Nuveen New York Select Tax-Free Income Portfolio,

Annual Meeting of Shareholders to be held on November 14, 2025.

The Joint Proxy Statement/Prospectus and this proxy card are available at

https://www.nuveen.com/en-us/investments/proxy-information#closed-end-funds

B	Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/ /

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xxxxxxxxxxxxxx	NXN 34654	xxxxxxxx

EVERY VOTE IS IMPORTANT
PO Box 43131 Providence, RI 02940-3131	SCAN The QR code or visit www.proxy-direct.com to vote your shares

LIVE AGENT Call 1-877-325-6510 with any questions. Specialists can assist with voting. Available Monday-Friday from 9 a.m. – 11 p.m. and Saturday 12 pm – 6 pm ET

CALL 1-800-337-3503 Follow the recorded instructions available 24 hours

MAIL Vote, sign and Mail in the enclosed Business Reply Envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL, 60606 on November 14, 2025

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO ANNUAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 14, 2025

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Select Tax-Free Income Portfolio (the “Acquiring Fund”), revoking previous proxies, hereby appoints Mark J. Czarniecki, John M. McCann, Kevin J. McCarthy, Mark L. Winget and Rachael Zufall, or any one of them as true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Select Tax-Free Income Portfolio that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on November 14, 2025, at 2:00 p.m., Central time, at the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Annual Meeting of Shareholders and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The votes entitled to be cast by the undersigned will be cast as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

NXP_34654_081925

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

The votes entitled to be cast by the undersigned will be cast as specified. If no other specification is made, such votes will be cast “FOR” the proposals. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holders on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals The Board of Trustees unanimously recommends that you vote “FOR” the proposals.

		FOR	AGAINST	ABSTAIN
1A.	To approve an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which Nuveen California Select Tax-Free Income Portfolio ("California Select") would: (i) transfer all of its assets to Nuveen Select Tax-Free Income Portfolio (the "Acquiring Fund") in exchange solely for newly issued common shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of California Select; (ii) distribute such newly issued common shares of the Acquiring Fund to the common shareholders of California Select; and (iii) liquidate, dissolve and terminate in accordance with applicable law.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
1B.	To approve an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which Nuveen New York Select Tax-Free Income Portfolio (“New York Select”) would: (i) transfer all of its assets to Nuveen Select Tax-Free Income Portfolio (the "Acquiring Fund") in exchange solely for newly issued common shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of New York Select; (ii) distribute such newly issued common shares of the Acquiring Fund to the common shareholders of New York Select; and (iii) liquidate, dissolve and terminate in accordance with applicable law.	☐	☐	☐

2.	Election of Board Members:	FOR	WITHHOLD	FOR ALL
	Class I:	ALL	ALL	EXCEPT
	01. Michael A. Forrester 02. Thomas J. Kenny 03. Margaret L. Wolff 04. Robert L. Young	☐	☐	☐
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT”
and write the nominee’s number on the line provided.

Important Notice Regarding the Availability of Proxy Materials for

Nuveen Select Tax-Free Income Portfolio,

Annual Meeting of Shareholders to be held on November 14, 2025.

The Joint Proxy Statement/Prospectus and this proxy card are available at

https://www.nuveen.com/en-us/investments/proxy-information#closed-end-funds

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/ /

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xxxxxxxxxxxxxx	NXP 34654	xxxxxxxx

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED AUGUST 20, 2025

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION OF

NUVEEN California select tax-free income portfolio (NxC)
NUVEEN New York select tax-free income portfolio (NxN)
AND
NUVEEN Select tax-free income portfolio (Nxp)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

This Statement of Additional Information (“SAI”) is available to shareholders of Nuveen Select Tax-Free Income Portfolio (the “Acquiring Fund”), Nuveen California Select Tax-Free Income Portfolio (“California Select”) and Nuveen New York Select Tax-Free Income Portfolio (“New York Select” and together with California Select, the “Target Funds” or each, a “Target Fund”) in connection with the proposed reorganization of each Target Fund into the Acquiring Fund. With respect to each reorganization, the Agreement and Plan of Reorganization provides for: (1) the Acquiring Fund’s acquisition of all of the assets of the Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund; and (2) the distribution of the newly issued Acquiring Fund common shares by the Target Fund to its common shareholders, as part of the liquidation, dissolution and termination of the Target Fund in accordance with applicable law (each, a “Reorganization” and together, the “Reorganizations”).

This SAI is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus dated [•], 2025 and filed on Form N-14 with the Securities and Exchange Commission (“SEC”) relating to the proposed Reorganizations of the Target Funds into the Acquiring Fund (the “Joint Proxy Statement/Prospectus”). A copy of the Joint Proxy Statement/Prospectus and other information may be obtained without charge by calling (800) 257-8787 or from the Funds’ website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Funds’ website is not part of the Joint Proxy Statement/Prospectus or this SAI. You may also obtain a copy of the Joint Proxy Statement/Prospectus on the website of the SEC (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings assigned to them in the Joint Proxy Statement/Prospectus.

This SAI is dated [•], 2025

 S-i

Investment OBJECTIVE, Policies and Techniques

The following information supplements the information contained in the Joint Proxy Statement/Prospectus concerning the investment objectives and policies of the Funds. The investment policies described below, except as set forth under “Investment Restrictions” or as otherwise noted, are not fundamental policies and may be changed by a Fund’s Board of Trustees (each, a “Board” or the “Board,” and each trustee, a “Board Member”), without the approval of shareholders.

The investment objective and policies of the Acquiring Fund are similar to those of the Target Funds. The Acquiring Fund’s investment objective is to provide current income exempt from regular federal income tax, consistent with preservation of capital. As a fundamental policy, under normal circumstances, the Acquiring Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income tax and federal alternative minimum tax.

California Select’s investment objective is to provide stable dividends exempt from both regular federal and California income taxes, consistent with preservation of capital. As a fundamental policy, under normal circumstances, California Select invests at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which are exempt from regular federal and California income tax.

New York Select’s investment objective is to provide stable dividends exempt from both regular federal and New York income taxes, consistent with preservation of capital. As a fundamental policy, under normal circumstances, New York Select invests at least 80% of its Assets in municipal securities and other related investments, the income from which are exempt from regular federal and New York income tax.

Additionally, as a fundamental policy, each Fund may invest up to 20% of its Managed Assets (as defined below) in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals (“AMT Bonds”).

Each Fund generally invests in municipal securities with a weighted average maturity of greater than 10 years, but it may be shortened or lengthened, depending on market conditions and on an assessment by the Fund’s portfolio manager of which segments of the municipal securities market offer the most favorable relative investment values and opportunities for tax-exempt income and total return.

“Assets” mean the net assets of a Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of a Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to a Fund’s use of leverage (whether or not those assets are reflected in a Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

●	Each Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments that, at the time of investment, are rated within the four highest grades (BBB or Baa or better) by at least one nationally recognized statistical rating organization (an “NRSRO”) that rate such security (even if it is rated lower by another NRSRO) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

●	Each Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated by any NRSRO but judged to be of comparable quality by the Fund’s sub-adviser.

●	No more than 10% of each Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

●	(Acquiring Fund only) The Acquiring Fund will not invest more than 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin.

●	(Target Funds only) Each Target Fund will not invest more than 25% of its Managed Assets in municipal securities in any one industry.

●	(Acquiring Fund only) The Acquiring Fund will not enter into futures contracts or related options or forward contracts, if more than 30% of its Managed Assets would be represented by futures contracts or more than 5% of its Managed Assets would be committed to initial margin deposits and premiums on futures contracts and related options.

●	Each Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

●	Each Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly.

The foregoing policies apply only at the time of any new investment.

Each of the Funds is classified as “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

Portfolio Composition

The following information supplements the discussion of the Acquiring Fund’s investment objective, principal investment strategies, policies and techniques that appears in the Joint Proxy Statement/Prospectus. Additional information concerning principal investment strategies of the Acquiring Fund, and other investment strategies that may be used by the Acquiring Fund, is set forth below.

References in this section to the Fund apply to the Acquiring Fund.

Municipal Securities

General. The Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal income tax. Municipal securities are often issued by state and local governmental entities to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. The Fund may purchase municipal securities in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax exempt interest rates and represent a leveraged investment in an underlying municipal security, which could have the economic effect of financial leverage.

Municipal securities are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses, or to refinance outstanding debt.

Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund may also purchase municipal securities that represent lease obligations, municipal notes, pre-refunded municipal securities, private activity bonds, tender option bonds and other related securities and derivative instruments that create exposure to municipal bonds, notes and securities and that provide for the payment of interest income that is exempt from regular federal income tax.

The municipal securities in which the Fund invests are generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam), and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by Nuveen Asset Management to be reliable), is exempt from regular federal income tax, although the interest may be subject to the federal alternative minimum tax. The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

A municipal security’s market value generally will depend upon its form, maturity, call features, and interest rate, as well as the credit quality of the issuer, all such factors examined in the context of the municipal securities market and interest rate levels and trends.

Municipal Leases and Certificates of Participation. The Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities.

Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Fund’s original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Fund will only purchase municipal securities representing lease obligations where Nuveen Asset Management believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities. The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds. Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

Special Taxing Districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

When-Issued and Delayed Delivery Transactions. The Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, because bonds are subject to market fluctuations, the value of the bonds at time of delivery may be less (or more) than cost. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents, or liquid securities having a market value at all times at least equal to the amount of the commitment.

Zero Coupon Bonds. A zero coupon bond is a bond that typically does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, the holder receives the par value of the zero coupon bond, which generates a return equal to the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. This original issue discount (“OID”) approximates the total amount of interest the security will accrue and compound prior to its maturity and reflects the payment deferral and credit risk associated with the instrument. Because zero coupon securities and other OID instruments do not pay cash interest at regular intervals, the instruments’ ongoing accruals require ongoing judgments concerning the collectability of deferred payments and the value of any associated collateral. As a result, these securities may be subject to greater value fluctuations and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash on a current basis. Because zero coupon bonds, and OID instruments generally, allow an issuer to avoid or delay the need to generate cash to meet current interest payments, they may involve greater payment deferral and credit risk than coupon loans and bonds that pay interest currently or in cash. The Fund generally will be required to distribute dividends to shareholders representing the income of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders. For accounting purposes, these cash distributions to shareholders will not be treated as a return of capital.

Further, Nuveen Fund Advisors collects management fees on the value of a zero coupon bond or OID instrument attributable to the ongoing non cash accrual of interest over the life of the bond or other instrument. As a result, Nuveen Fund Advisors receives nonrefundable cash payments based on such non cash accruals while investors incur the risk that such non cash accruals ultimately may not be realized.

Inverse Floating Rate Securities. The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities. Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds) and inverse floating rate securities (sometimes referred to as inverse floaters or residual interest securities). Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, the Fund receives the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, the Fund as the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal security deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the residual inverse floaters that are issued by the special purpose trust. The Fund expects to make limited investments in inverse floaters, with leverage ratios that may vary at inception between one and three times. In addition, all voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to the Fund, as the holder of the residual inverse floating rate securities.

Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is generally more volatile than the underlying securities due to the leveraging effect of this ownership structure. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity based upon the liquidity of the underlying securities deposited in a special purpose trust.

The Fund may invest in inverse floating rate securities, issued by special purpose trusts that have recourse to the Fund. In Nuveen Asset Management’s discretion, the Fund may enter into a separate shortfall and forbearance agreement with the third party sponsor of a special purpose trust. The Fund may enter into such recourse agreements (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require the Fund to reimburse the third party sponsor of such inverse floater, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. Such agreements may expose the Fund to a risk of loss that exceeds its investment in the inverse floating rate securities. Absent a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. If the Fund chooses not to enter into such an agreement, the special purpose trust could be liquidated and the Fund could incur a loss.

The Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same special purpose trust.

Floating Rate Securities. The Fund may also invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The Fund intends to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by Nuveen Asset Management, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (the “IRS”) will agree with such counsel’s opinion in any particular case, there is a risk that the Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various tax provisions applicable to RICs, is unclear. The Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

Hedging Strategies And Other Uses Of Derivatives

The Fund may use certain derivative instruments in pursuit of its investment objective. Such instruments include financial futures contracts, forward contracts, swap contracts (including interest rate, total return and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. The credit default swaps in which the Fund may invest include CDX and single-name CDS. A CDX is a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. Certain CDX indices are subject to mandatory central clearing and exchange trading, which may reduce counterparty credit risk and increase liquidity compared to other credit default swaps or CDX transactions. Unlike other types of credit default swaps, single-name CDS do not have the benefit of diversification across many issuers. Interest rate swaps involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The Fund may periodically engage in hedging transactions, and otherwise use various types of derivative instruments, described below, to reduce risk, to effectively gain particular market exposures, to seek to enhance returns, and to reduce transaction costs, among other reasons.

“Hedging” is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction.

A “derivative” is a financial contract whose value is based on (or “derived” from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the Lehman Municipal Bond Index). Some forms of derivatives may trade on exchanges, while non-standardized derivatives, which tend to be more specialized and complex, trade in “over-the-counter” or a one-on-one basis. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to market interest rate or credit quality fluctuations, or instead to gain a desired investment exposure, by entering into various types of derivative transactions, including financial futures and index futures as well as related put and call options on such instruments, structured notes, or interest rate swaps on taxable or tax-exempt securities or indexes (which may be “forward-starting”), credit default swaps, and options on interest rate swaps, among others.

These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by the Fund may be greater than gains in the value of the securities in the Fund’s portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit.

Finally, the potential deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Successful implementation of most hedging strategies will generate taxable income. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders.

The Fund will invest in these instruments only in markets believed by Nuveen Asset Management to be active and sufficiently liquid. Successful implementation of most hedging strategies will generate taxable income.

In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act governing the use of derivatives by registered investment companies. Under Rule 18f-4, the Fund may enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18, among other things, prohibits closed-end funds, including the Fund, from issuing or selling any “senior security” representing indebtedness (unless the fund maintains 300% “asset coverage”) or any senior security representing stock (unless the fund maintains 200% “asset coverage”).

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless such transactions meet the Delayed-Settlement Securities Provision.

Rule 18f-4, among other things, requires certain funds that invest in Derivatives Transactions to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Fund’s Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) (the “Independent Trustees”), and periodically reviews the DRMP and reports to the Board.

However, Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund’s “derivatives exposure” is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”). The Fund relies on the Limited Derivatives User Exception.

Swap Transactions. The Fund may enter into total return, interest rate and credit default swap agreements and interest rate caps, floors and collars. The Fund may also enter into options on the foregoing types of swap agreements (“swap options”).

The Fund may enter into swap transactions for any purpose consistent with its investment objective, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, as a duration management technique, to reduce risk arising from the ownership of a particular instrument, or to gain exposure to certain sectors or markets in the most economical way possible. Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange. The Fund’s current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by assets determined to be liquid by Nuveen Fund Advisors and Nuveen Asset Management. The Fund will not enter into swap transactions having a notional amount that exceeds the outstanding amount of the Fund’s leverage.

Some, but not all, swaps may be cleared, in which case a central clearing counterparty stands between each buyer and seller and effectively guarantees performance of each contract, to the extent of its available resources for such purpose. Uncleared swaps have no such protection; each party bears the risk that its direct counterparty will default.

Interest Rate Swaps, Caps, Collars and Floors. Interest rate swaps are bilateral contracts in which each party agrees to make periodic payments to the other party based on different referenced interest rates (e.g., a fixed rate and a floating rate) applied to a specified notional amount. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect the Fund against interest rate movements exceeding given minimum or maximum levels.

Depending on the state of interest rates in general, the Fund’s use of interest rate swaps could enhance or harm the overall performance of Common Shares. To the extent interest rates decline, the value of the interest rate swap could decline, and could result in a decline in the net asset value of Common Shares. In addition, if the counterparty to an interest rate swap defaults, the Fund would not be able to use the anticipated net receipts under the swap to offset the interest payments on borrowings or the dividend payments on any outstanding preferred shares. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of Common Shares. In addition, at the time an interest rate swap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of common shares. The Fund could be required to prepay the principal amount of any borrowings. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap transaction. Early termination of a swap could result in a termination payment by or to the Fund.

Total Return Swaps. In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by Nuveen Fund Advisors and Nuveen Asset Management to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

Credit Default Swaps. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in an individual security or a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, the Fund would pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If the Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “—Risks Associated with Swap Transactions.”

Swap Options. A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. The Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Fund generally would incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund would become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions. The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If Nuveen Fund Advisors and Nuveen Asset Management are incorrect in their forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The Fund generally may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and generally may only transfer a position with the consent of that counterparty. In addition, the price at which the Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including changes in government regulation, could adversely affect the Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Futures and Options on Futures. A futures contract is an agreement between two parties to buy and sell a security, index or interest rate (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the futures broker, known as a futures commission merchant (“FCM”), an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account generally is not income producing. However, coupon-bearing securities, such as Treasury securities, held in margin accounts generally will earn income. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs.

A futures option gives the purchaser of such option the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer is assigned the opposite short position. Upon the exercise of a put option, the opposite is true.

Limitations on the Use of Futures, Options on Futures and Swaps. Nuveen Fund Advisors has claimed, with respect to the Fund, the exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) provided by Commodity Futures Trading Commission (“CFTC”) Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In addition, Nuveen Asset Management has claimed the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if the Fund uses futures, options on futures or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and the Fund intends to comply with amended Regulation 4.5’s requirements such that Nuveen Fund Advisors will not be required to register as a commodity pool operator with the CFTC with respect to the Fund. The Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. The requirements for qualification as a RIC may also limit the extent to which the Fund may employ futures, options on futures or swaps.

Nuveen Fund Advisors and Nuveen Asset Management may use derivative instruments to seek to enhance return, to hedge some of the risk of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that, if used, that the strategies will be successful. For further information regarding these investment strategies and risks presented thereby, see Appendix B to this SAI.

Illiquid Securities

The Fund will not invest more than 50% of its Managed Assets in municipal securities that, at the time of investment, are illiquid (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act that are deemed to be illiquid, and certain repurchase agreements.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. To the extent that the Board or its delegate determines that the price of any illiquid security provided by the pricing service is inappropriate, such security will be priced at a fair value as determined in good faith by Nuveen Funds Advisors, the Fund’s valuation designee.

Inverse Floating Rate Securities and Floating Rate Securities

The Fund may invest up to approximately 15% of its Managed Assets in inverse floating rate securities. Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds) and inverse floating rate securities (sometimes referred to as inverse floaters or residual interest securities). Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, the Fund receives the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, the Fund as the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal security deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the residual inverse floaters that are issued by the special purpose trust. The Fund expects to make limited investments in inverse floaters, with leverage ratios that may vary at inception between one and three times. In addition, all voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to the Fund, as the holder of the residual inverse floating rate securities.

Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is generally more volatile than the underlying securities due to the leveraging effect of this ownership structure. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity based upon, among other things, the liquidity of the underlying securities deposited in a special purpose trust.

The Fund may invest in inverse floating rate securities, issued by special purpose trusts that have recourse to the Fund. In Nuveen Asset Management’s discretion, the Fund may enter into a separate shortfall and forbearance agreement with the third party sponsor of a special purpose trust. The Fund may enter into such recourse agreements (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement may expose the Fund to a risk of loss that exceeds its investment in the inverse floating rate securities. The shortfall and forbearance agreement would require the Fund to reimburse the third party sponsor of such inverse floater, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. Absent a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. If the Fund chooses not to enter into such a shortfall and forbearance agreement, the special purpose trust could be liquidated and the Fund could incur a loss.

The Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same special purpose trust.

Investments in inverse floating rate securities have the economic effect of leverage. The use of leverage creates special risks for Common Shareholders. See the Joint Proxy Statement/Prospectus under “Use of Leverage,” “Risk Factors—Credit Risk,” and “Risk Factors—Inverse Floating Rate Securities Risk.”

Floating Rate Securities. The Fund may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

Other Investment Companies

The Fund may invest up to 10% of its Managed Assets in securities of other open or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of an offering of its Common Shares or borrowing or during periods when there is a shortage of attractive, high-yielding municipal securities available in the market. The Fund may invest in investment companies that are advised by Nuveen Fund Advisors, Nuveen Asset Management or their respective affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Fund has not applied for, nor does it intend to apply for, any such relief. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Nuveen Fund Advisors will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Prospectus, the net asset value and market value of leveraged shares will be more volatile and the yield to Common Shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Portfolio Trading And Turnover Rate

The Fund may buy and sell municipal securities to accomplish its investment objective in relation to actual and anticipated changes in interest rates. The Fund also may sell one municipal security and buy another of comparable quality at about the same time to take advantage of what Nuveen Asset Management believes to be a temporary price disparity between the two bonds that may result from imbalanced supply and demand. The Fund also may engage in a limited amount of short-term trading, consistent with its investment objective. The Fund may sell securities in anticipation of a market decline (a rise in interest rates) or buy securities in anticipation of a market rise (a decline in interest rates) and later sell them, but the Fund will not engage in trading solely to recognize a gain. The Fund will attempt to achieve its investment objective by prudently selecting municipal securities with a view to holding them for investment. Although the Fund cannot accurately predict its annual portfolio turnover rate, the Fund expects, though it cannot guarantee, that its annual portfolio turnover rate generally will not exceed 25% under normal circumstances. For the fiscal year ended March 31, 2025, the Fund’s portfolio turnover rate was 21%. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. In addition, high portfolio turnover may result in the realization of net short term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See “Federal Income Tax Matters.”

Repurchase Agreements

As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government securities or municipal securities) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of Nuveen Fund Advisors, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. Nuveen Asset Management will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, Nuveen Asset Management will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Short-Term Investments

Short-Term Taxable Fixed Income Securities

For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its net assets in cash equivalents and short- term taxable fixed-income securities, although the Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short- term investments are not available at reasonable prices and yields. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(1)      U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks,1 Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association,1 whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(1) These securities are not backed by the full faith and credit of the United States government.

(2)       Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3)      Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. Nuveen Asset Management monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. Nuveen Asset Management does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4)      Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. Nuveen Asset Management will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Municipal Securities

Short-term tax-exempt municipal securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt municipal income securities are defined to include, without limitation, the following:

Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration. Bank Notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (“Municipal Paper”) represents very short-term unsecured, negotiable promissory notes issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While the various types of notes described above as a group represent the major portion of the short-term tax-exempt note market, other types of notes are available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

When-Issued And Delayed Delivery Transactions

The Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value, at all times, of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund. The Fund may enter into contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than cost.

Structured Notes

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. These types of investments may generate taxable income.

Zero Coupon Bonds

A zero coupon bond is a bond that typically does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, the holder receives the par value of the zero coupon bond, which generates a return equal to the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. This original issue discount (“OID”) approximates the total amount of interest the security will accrue and compound prior to its maturity and reflects the payment deferral and credit risk associated with the instrument. Because zero coupon securities and other OID instruments do not pay cash interest at regular intervals, the instruments’ ongoing accruals require ongoing judgments concerning the collectability of deferred payments and the value of any associated collateral. As a result, these securities may be subject to greater value fluctuations and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash on a current basis. Because zero coupon bonds, and OID instruments generally, allow an issuer to avoid or delay the need to generate cash to meet current interest payments, they may involve greater payment deferral and credit risk than coupon loans and bonds that pay interest currently or in cash. The Fund generally will be required to distribute dividends to shareholders representing the income of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders. For accounting purposes, these cash distributions to shareholders will not be treated as a return of capital.

Further, Nuveen Fund Advisors collects management fees on the value of a zero coupon bond or OID instrument attributable to the ongoing non-cash accrual of interest over the life of the bond or other instrument. As a result, Nuveen Fund Advisors receives non-refundable cash payments based on such non-cash accruals while investors incur the risk that such non-cash accruals ultimately may not be realized.

Investment Restrictions

The following are fundamental policies for the Funds and may not be changed without the approval of the holders of a majority of the outstanding common shares. When used with respect to particular shares of a Fund, a “majority of the outstanding” shares means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present in person or represented by proxy, or (2) more than 50% of the shares, whichever is less.

Except as described below, each Fund may not:1

Target Funds(1)	Acquiring Fund(1)
(1) Issue senior securities as defined in the 1940 Act, except to the extent such issuance might be involved with respect to borrowings described under subparagraph (2) below. (2)	(1) Issue senior securities, as defined in the 1940 Act, except as otherwise described in the Prospectus; (2)
(2) Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act. (3)	(2) Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act; (2), (3)
(3) Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.	(3) Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in connection with the purchase and sale of portfolio securities;
(4) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not be applicable to municipal securities other than those municipal securities backed only by the assets and revenues of non-governmental users, nor shall it apply to municipal securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. (4)	(4) Invest more than 25% of its total assets in securities of issuers in any one industry, provided, however, that such limitation shall not be applicable to municipal securities other than those municipal securities backed only by the assets and revenues of non-governmental users; (4)
(5) Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal securities secured by real estate or interests therein or foreclosing upon and selling such security.	(5) Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal securities secured by real estate or interests therein or foreclosing upon and selling such security;
(6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities).	(6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities);
(7) Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.(5)	(7) Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act; (5)
(8) With respect to 75% of the value of the Fund’s total assets, purchase any securities (other than obligations issued or guaranteed by the United States government or by its agencies or instrumentalities, and securities issued by other investment companies), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer.	(8) With respect to 75% of the value of the Fund’s total assets, purchase any securities (other than obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer;

Target Funds(1)	Acquiring Fund(1)
(9) Solely with respect to California Select, under normal circumstances, invest less than 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which are exempt from regular federal and California income tax;	(9) Under normal circumstances, invest less than 80% of its Managed Assets in municipal securities and other related investments, the income from which is exempt from regular federal income tax;
(10) Solely with respect to New York Select, under normal circumstances, invest less than 80% of its Assets in municipal securities andother related investments, the income from which are exempt from regular federal and New York income tax.	(10) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (2) above, it may pledge securities having a market value at the time of pledge not exceeding 20% of the value of the Fund’s total assets;
(11)	(11) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days;
(12)	(12) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund’s knowledge, those trustees of the Fund, or those officers and directors of the Fund’s investment adviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities; and
(13)	(13) Invest more than 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to non-corporate taxpayers (“AMT Bonds”).

(1)	This table presents the fundamental investment restrictions of each Fund as they appear in the respective Fund’s most recent registration statement. Accordingly, the use of certain defined terms in the table does not necessarily correspond with defined terms used elsewhere in this SAI.

(2)	Section 18(c) of the 1940 Act generally limits a registered closed-end investment company to issuing one class of senior securities representing indebtedness and one class of senior securities representing stock, except that the class of indebtedness or stock may be issued in one or more series, and promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, are not deemed a separate class of senior securities.

(3)	Section 18(a) of the 1940 Act generally prohibits a registered closed-end fund from incurring borrowings if, immediately thereafter, the aggregate amount of its borrowings exceeds 33 1/3% of its total assets. The Fund has not applied for, and currently does not intend to apply for, any exemptive relief that would allow it to borrow outside of the limits of the 1940 Act.

(4)	For purposes of this restriction, governments and their political subdivisions are not members of any industry.

(5)	Section 21 of the 1940 Act makes it unlawful for a registered investment company, like the Fund, to lend money or other property if (i) the investment company’s policies set forth in its registration statement do not permit such a loan or (ii) the borrower controls or is under common control with the investment company. The Fund has not applied for, and currently does not intend to apply for, such exemptive relief.

For the purpose of applying the limitation set forth in subparagraph (1) above, the Acquiring Fund may not issue senior securities not permitted by the 1940 Act simply by describing such securities in the Prospectus.

For the purpose of applying the limitation set forth in paragraph (4) above with respect to the Acquiring Fund, such policy will apply to municipal securities if the payment of principal and interest for such securities is derived solely from a specific project, and in that situation a Fund will consider such municipal securities to be in an industry associated with the project.

For the purpose of applying the 25% limitation set forth in subparagraph (4) above with respect to the Target Funds, such limitation will apply to tax-exempt municipal securities if the payment of principal and interest for such securities is derived principally from a specific project associated with an issuer that is not a governmental entity or a political subdivision of a government, and in that situation the Fund will consider such municipal securities to be in an industry associated with the project.

For the purpose of applying the limitation set forth in subparagraph (8) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in municipal securities insured by any given insurer.

Under the 1940 Act, subject to limited exceptions, a Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent their Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore may be subject to the same leverage risks described herein.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Fund’s Board of Trustees (the “Board”). Under normal circumstances:

Target Funds(1)	Acquiring Fund(1)
(1) The Fund may invest in derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. Nuveen Asset Management uses derivatives to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.	(1) Under normal circumstances, invest less than 80% of its Managed Assets in investment grade securities.
(2) The Fund may not sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.	(2) Invest more than 20% of its net assets in municipal securities that at the time of investment are rated below investment grade or are unrated by any nationally recognized statistical rating organization (“NRSRO”) but judged to be of comparable quality by Nuveen Asset Management, LLC (“Nuveen Asset Management”), the Fund’s sub-adviser.
(3) The Fund may not enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.	(3) Invest more than 10% of its net assets in municipal securities rated below B-/B3 or that are unrated by any NRSRO but judged to be of comparable quality by Nuveen Asset Management.
(4)	(4) Invest more than 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly.

Target Funds(1)	Acquiring Fund(1)
(5)	(5) Invest in derivative instruments except in pursuit of its investment objective. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. Nuveen Asset Management uses derivatives to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.
(6)	(6) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.
(7)	(7) Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

(1)       This table presents the fundamental investment restrictions of each Fund as they appear in the respective Fund’s most recent registration statement. Accordingly, the use of certain defined terms in the table does not necessarily correspond with defined terms used elsewhere in this SAI.

Except with respect to the fundamental policy limitation on borrowings, as set forth in number (2) above, the foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

With respect to the Acquiring Fund only, investment grade quality securities are those that are, at the time of investment, either (i) rated by one of the NRSROs that rate such securities within the four highest letter grades (including BBB or Baa or better by Standard & Poor’s Corporation Ratings Group, a division of The McGraw-Hill Companies (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) or Fitch Ratings, Inc. (“Fitch”)), or (ii) unrated by any NRSRO but judged to be of comparable quality by Nuveen Asset Management. Investment grade securities may include split-rated securities. See Appendix A for a general description of Moody’s, S&P’s and Fitch’s ratings of securities in such categories.

Each Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for preferred shares, if any, commercial paper or notes, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede Nuveen Asset Management from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

Portfolio Turnover

Portfolio trading may be undertaken to accomplish each Fund’s investment objective. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Asset Management believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics. Each Fund may also engage to a limited extent in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, but each Fund will not engage in trading solely to recognize a gain.

Each Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objective. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is generally not expected to exceed 25% under normal circumstances. However, there are no limits on the Fund’s rate of portfolio turnover, and investments may be sold without regard to length of time held when, in Nuveen Asset Management’s opinion, investment considerations warrant such action. A higher portfolio turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by each Fund.

For the fiscal years ended February 28, 2025 and February 29, 2024, the portfolio turnover rates of California Select were as follows:

California Select
2025	2024
8%	17%

For the fiscal years ended February 28, 2025 and February 29, 2024, the portfolio turnover rates of New York Select were as follows:

New York Select
2025	2024
8%	24%

For the fiscal years ended March 31, 2025 and March 31, 2024, the portfolio turnover rates of the Acquiring Fund were as follows:

Acquiring Fund
2025	2024
21%	26%

There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when investment considerations warrant such action. A higher portfolio turnover rate may result in correspondingly greater brokerage commissions and other transactional expenses that are borne by each Fund. In addition, high portfolio turnover may result in the realization of net short-term capital gains by a Fund which, when distributed to shareholders, will be taxable as ordinary income for U.S. federal income tax purposes or may result in greater amounts of net capital gain distributions.

Investment Adviser, Sub-Adviser and Portfolio Manager

Investment Adviser

Nuveen Fund Advisors is the investment adviser to each Fund and is responsible for overseeing each Fund’s overall investment strategy, including the use of leverage, and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Pursuant to the Investment Management Agreement, each Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. Each Fund’s management fee is separated into two components—a complex-level component, based on the aggregate amount of Nuveen-branded closed- and open-end registered investment companies organized in the U.S., and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen Fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by Nuveen Fund Advisors.

Unless earlier terminated as described below, each Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2025. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Board Members who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment, as defined in the 1940 Act.

Nuveen Fund Advisors, a registered investment adviser, is a subsidiary of Nuveen, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of March 31, 2025, Nuveen managed approximately $1.3 trillion in assets, of which approximately $147.1 billion was managed by Nuveen Fund Advisors.

The following table sets forth the management fee paid by each Fund for the last three fiscal years.

California Select	2025	2024	2023
Gross Advisory Fees	$227,577	$226,924	$228,348
Waiver	$—	$—	$—
Net Advisory Fees	$227,577	$226,924	$228,348

New York Select	2025	2024	2023
Gross Advisory Fees	$128,352	$127,865	$128,597
Waiver	$—	$—	$—
Net Advisory Fees	$128,352	$127,865	$128,597

Acquiring Fund	2025	2024	2023
Gross Advisory Fees	$1,323,588	$1,282,037	$1,256,946
Waiver	$—	—	$—
Net Advisory Fees	$1,323,588	$1,282,037	$1,256,946

Sub-Adviser

Nuveen Fund Advisors has selected its wholly owned subsidiary, Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”) located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as the sub-adviser to each of the Funds pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (the “Sub-Advisory Agreement”). Nuveen Asset Management, a registered investment adviser, oversees day-to-day operations and manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Pursuant to each Sub-Advisory Agreement, Nuveen Asset Management is compensated for the services it provides to the Funds with a portion of the management fee Nuveen Fund Advisors receives from each Fund. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

For the services provided pursuant to the Acquiring Fund’s Sub-Advisory Agreement, Nuveen Fund Advisors pays Nuveen Asset Management a portfolio management fee, payable monthly, equal to 60.0000% of the management fee (net of applicable breakpoints, waivers and reimbursements) paid by the Fund to Nuveen Fund Advisors. For the services provided pursuant to each Target Fund’s Sub-Advisory Agreement, Nuveen Fund Advisors pays Nuveen Asset Management a portfolio management fee, payable monthly, equal to 42.8571% of the management fee (net of applicable breakpoints, waivers and reimbursements) paid by the Fund to Nuveen Fund Advisors.

A discussion of the basis for the Board’s most recent approval of the current Investment Management Agreement and Sub-Advisory Agreement is included in each Fund’s Semi-Annual Report for the semi-annual period ended August 31, 2024 with respect to the Target Funds and September 30, 2024 with respect to the Acquiring Fund.

The following table sets forth the management fee paid by Nuveen Fund Advisors to Nuveen Asset Management for the last three fiscal years.

California Select	2025	2024	2023
Sub-Advisory Fees	$97,533	$97,253	$97,864

New York Select	2025	2024	2023
Sub-Advisory Fees	$55,008	$54,799	$55,113

Acquiring Fund	2025	2024	2023
Sub-Advisory Fees	$794,153	$769,222	$754,168

Portfolio Manager

Portfolio Management. Unless otherwise indicated, the information below is provided as of the date of this SAI.

Portfolio Manager. Michael S. Hamilton, CFA and Stephen J. Candido, CFA are the portfolio managers of the Acquiring Fund. Mr. Hamilton and Mr. Candido assumed portfolio management responsibility for the Acquiring Fund in 2016 and 2023, respectively. Mr. Hamilton and Mr. Candido will manage the combined fund upon completion of the Reorganizations.

Other Accounts. The Portfolio Manager also has responsibility for the day-to-day management of accounts other than the Acquiring Fund. Information regarding these other accounts is set forth below.

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Michael Hamilton	Registered Investment Companies	18	$15.26 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	3	$240.99 million

Stephen Candido	Registered Investment Companies	30	$54.71 billion
	Other Pooled Investment Vehicles	2	$482.27 million
	Other Accounts	3	$200.55 million

*	None of the assets in these accounts are subject to an advisory fee based on performance.

The Portfolio Manager is responsible for managing the Fund and other accounts, including separate accounts and unregistered funds.

As shown in the above table, the Portfolio Manager may manage accounts in addition to the Acquiring Fund. The potential for conflicts of interest exists when a portfolio manager manages other accounts with similar investment objectives and strategies to the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing Nuveen Fund Advisors’ clients’ portfolios is organized according to investment strategies. Generally, client portfolios with similar strategies are managed using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and sector exposures tend to be similar across similar portfolios which minimizes the potential for conflicts of interest.

Nuveen Fund Advisors may receive more compensation with respect to certain Similar Accounts than that received with respect to the Acquiring Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Portfolio Manager by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest.

Nuveen Asset Management has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example, orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with Nuveen Asset Management’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders will be allocated among the participating accounts on a pro-rata average price basis as well.

Compensation

Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Funds and the other accounts shown in the table above.

Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of a Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Funds and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Funds or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Funds or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

Fund Shares Owned by the Portfolio Managers. As of March 31, 2025, the Portfolio Managers beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) shares of the Acquiring Fund having values within the indicated dollar range:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Acquiring Fund	Dollar Range of Equity Securities Beneficially Owned in California Select	Dollar Range of Equity Securities Beneficially Owned in New York Select
Michael S. Hamilton	$0	$0	$0
Stephen J. Candido	$0	$0	$0

Code of Ethics

The Fund, Nuveen Fund Advisors, Nuveen Asset Management, Nuveen Securities and other related entities have adopted a combined code of ethics (the “Code of Ethics”) that essentially prohibits certain of their personnel, including the Portfolio Manager, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Personnel subject to the Code of Ethics may purchase shares of the Fund subject to the restriction set forth in the Code of Ethics. While personnel subject to the Code of Ethics may generally invest in securities in which the Fund may also invest, portfolio managers of municipal bond funds, such as the Fund, may not do so. Text-only versions of the Code of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet website at www.sec.gov. In addition, a copy of the Code of Ethics may be obtained, after paying the appropriate duplicating fee, by e-mail request at publicinfo@sec.gov.

PROXY VOTING POLICIES

The Fund invests primarily in municipal securities. On rare occasions the Fund may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the Fund already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem. In the course of exercising control of a distressed municipal issuer, Nuveen Asset Management may pursue the Fund’s interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. Nuveen Asset Management does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, but nevertheless provides reports to the Fund’s Board on its control activities on a quarterly basis.

In the rare event that a municipal issuer held by the Fund were to issue a proxy, or that the Fund were to receive a proxy issued by a cash management security, Nuveen Asset Management would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund’s Board or its representative. In the case of a conflict of interest, the proxy would be submitted to the Fund’s Board to determine how the proxy should be voted. A member of Nuveen Asset Management’s legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the Fund’s Board and made available to shareholders as required by applicable rules. When required by applicable regulations, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (800) 257-8787 or from the Fund’s website at http://www.nuveen.com, and on the SEC’s website at http://www.sec.gov.

Portfolio Transactions and Brokerage

Subject to the supervision of the Board, Nuveen Asset Management is responsible for decisions to purchase and sell securities for the Funds, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Funds of brokerage commissions. There generally is no stated commission in the case of securities traded in the over-the-counter (“OTC”) market but the price paid by the Funds usually include an undisclosed dealer commission or mark-up. Transactions in the OTC market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting OTC transactions. Each Fund may place its OTC transactions either directly with principal market makers, or with broker-dealers if that is consistent with Nuveen Asset Management’s obligation to obtain best qualitative execution. In certain instances, the Funds may make purchases of underwritten issues at prices that include underwriting fees.

Portfolio securities may be purchased directly from an underwriter or in the OTC market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen Investments or its affiliates or affiliates of Nuveen Fund Advisors except in compliance with the 1940 Act.

It is Nuveen Asset Management’s policy to seek the best execution under the circumstances of each trade. Nuveen Asset Management will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be Nuveen Asset Management’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Asset Management. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Asset Management’s own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Asset Management’s expenses. While Nuveen Asset Management will be primarily responsible for the placement of the business of the Funds, Nuveen Asset Management’s policies and practices in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of the Funds.

Nuveen Asset Management may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Funds and that may have investment objectives similar to those of the Funds. Nuveen Asset Management seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by each Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where Nuveen Asset Management reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where a Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board that the benefits available from Nuveen Asset Management’s management outweigh any disadvantage that may arise from Nuveen Asset Management’s larger management activities and its need to allocate securities.

The information in the table below reflects the aggregate brokerage commission paid by the Acquiring Fund and each Target Fund for the last three fiscal years.

	2025	2024	2023
California Select	$ –	$ –	$ –

	2025	2024	2023
New York Select	$ –	$ –	$ –

	2025	2024	2023
Acquiring Fund	$ –	$ –	$ –

Substantially all of the Funds’ trades are effected on a principal basis. During its most recently completed fiscal year, each Fund did not pay commissions to brokers in return for research services or hold any securities of its regular broker-dealers.

Repurchase of Fund Shares; Conversion to Open-End Fund

The Acquiring Fund is a closed-end management investment company, and as such its shareholders do not have the right to cause the Acquiring Fund to redeem their common shares. Instead, the common shares of the Acquiring will trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because common shares of closed-end management investment companies may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board has determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Acquiring Fund to an open-end investment company. There is no assurance that the Acquiring Fund’s Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

Subject to its investment limitations, the Acquiring Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Securities Exchange Act of 1934 and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board at the time it considers such issue, it is the Board’s current policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the NYSE, or (b) impair the Fund’s status as a regulated investment company under the Internal Revenue Code of 1986, as amended (which would make the Fund a taxable entity, causing the Fund’s taxable income to be taxed at the fund level in addition to the taxation of shareholders who receive dividends from the Fund), or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objective and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Acquiring Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

The repurchase by the Acquiring Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Acquiring Fund of its common shares will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Acquiring Fund’s common shares, unless the conversion has been approved by the requisite vote of the Board Members, in which case a majority vote of the requisite holders would be required. See the Joint Proxy Statement/Prospectus under “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws” for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, the Fund’s common shares would no longer be listed on the NYSE. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act or rules thereunder) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board may at any time propose conversion of the Fund to an open-end investment company depending upon its judgment as to the advisability of such action in light of circumstances then prevailing.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Acquiring Fund’s portfolio, the impact of any action that might be taken on the Acquiring Fund or its shareholders and market considerations. Based on these considerations, even if the Acquiring Fund’s common shares should trade at a discount, the Board may determine that, in the interest of the Acquiring Fund, no action should be taken.

FEDERAL INCOME Tax Matters

The following is a general summary of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of shares of the Acquiring Fund. Substantially similar consequences would be relevant to a shareholder that acquires, holds and/or disposes of shares of each Target Fund. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, shareholders with large positions in the Acquiring Fund, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, conversion transaction or other integrated transaction, holders who are subject to the federal alternative minimum tax (except as discussed below), investors with “applicable financial statements” within the meaning of section 451(b) of the Internal Revenue Code of 1986, as amended (the “Code”) or tax-exempt or tax-advantaged plans, accounts, or entities. In addition, the discussion does not address any state, local or foreign tax consequences. The discussion reflects applicable U.S. federal income tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Acquiring Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Acquiring Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

If a partnership holds shares of the Acquiring Fund, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. The discussion below may not be applicable to an investor who is a partner in a partnership holding Acquiring Fund shares. Such investors should consult their own tax adviser regarding the tax consequences of acquiring, owning and disposing of shares of the Acquiring Fund.

The Acquiring Fund has elected to be treated, and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Code and to satisfy conditions which enable its dividends that are attributable to interest on municipal securities to be exempt from U.S. federal income tax in the hands of owners of its shares.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Acquiring Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or non-U.S. currencies, other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (ii) diversify its holdings so that, at the end of each quarter of each taxable year, (a) at least 50% of the value of the Acquiring Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Acquiring Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Acquiring Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (iii) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest.

If the Acquiring Fund failed to qualify as a regulated investment company in any taxable year, the Acquiring Fund would be taxed in the same manner as a regular corporation on its taxable income (even if such income were distributed to its shareholders), and distributions to shareholders would not be deductible by the Acquiring Fund in computing its taxable income. Additionally, all distributions out of earnings and profits (including distributions from net capital gains and net tax-exempt interest) would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate shareholders, and (ii) for the dividends-received deduction under section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

The Acquiring Fund intends to continue to qualify to pay “exempt-interest” dividends, as defined in the Code, by satisfying the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt state and local bonds. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Acquiring Fund which are attributable to interest on state and local bonds that pay interest exempt from regular U.S. federal income tax and are so reported by the Acquiring Fund. Exempt-interest dividends will be exempt from U.S. federal income tax, subject to the possible application of the federal alternative minimum tax.

As a regulated investment company, the Acquiring Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Acquiring Fund may retain for investment its net capital gains. However, if the Acquiring Fund retains any net capital gains or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gains, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the U.S. federal income tax paid by the Acquiring Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the U.S. federal income tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Acquiring Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and the net capital gains not otherwise retained by the Acquiring Fund.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax. To prevent imposition of the excise tax, the Acquiring Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (iii) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Acquiring Fund paid no U.S. federal income tax. To prevent application of the excise tax, the Acquiring Fund intends to make distributions in accordance with the calendar year distribution requirement.

The Acquiring Fund may acquire municipal obligations and other debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original-issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Acquiring Fund elects to include the market discount in taxable income as it accrues.

If the Acquiring Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original-issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt interest, including such income it is required to accrue, to continue to qualify as a regulated investment company and (with respect to taxable income) to avoid U.S. federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or it may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Acquiring Fund’s investment in lower rated or unrated debt securities may present issues for the Acquiring Fund if the issuers of these securities default on their obligations because the U.S. federal income tax consequences to a holder of such securities are not certain.

A portion of the Acquiring Fund’s expenditures that would otherwise be deductible may not be allowed as deductions by reason of the Acquiring Fund’s investment in municipal securities (with such disallowed portion, in general, being the same percentage of the Acquiring Fund’s aggregate expenses as the percentage of the Acquiring Fund’s aggregate income (other than capital gain income) that constitutes exempt-interest income). A similar disallowance rule also applies to interest expense paid or incurred by the Acquiring Fund, if any. Such disallowed deductions, if any, will reduce the amount that the Acquiring Fund can report as exempt-interest dividends by the disallowed amount. Income distributions by the Acquiring Fund in excess of the amount of the Acquiring Fund’s exempt-interest dividends may be taxable as ordinary income.

Under section 163(j) of the Code, the amount of business interest that a taxpayer can deduct for any year is generally limited to the taxpayer’s (i) business interest income (which is the amount of interest includible in the gross income of the taxpayer which is properly allocable to a trade or business, but does not include investment income) plus (ii) 30% of adjusted taxable income (but not less than zero) plus (iii) floor plan financing interest. The IRS has issued regulations clarifying that all interest expense and interest income of a regulated investment company is treated as properly allocable to a trade or business for purposes of the limitation on the deductibility of business interest. As a result, this limitation may impact the Acquiring Fund’s ability to use leverage (e.g., borrow money, issue debt securities, etc.). Shareholders of the Acquiring Fund may also be subject to this limitation. The Acquiring Fund is permitted to pass-through its net business interest income (generally the Fund’s business interest income less applicable expenses and deductions) as a “section 163(j) interest dividend.” The amount passed through to shareholders is considered interest income and can be used to determine such shareholder’s business interest deduction under Code section 163(j), if any, subject to holding period requirements and other limitations. The Acquiring Fund may choose not to report such section 163(j) interest dividends.

Distributions to shareholders of net investment income received by the Acquiring Fund from investments that generate taxable income, if any, and of net short-term capital gains realized by the Acquiring Fund, if any, will be taxable to its shareholders as ordinary income. Distributions by the Acquiring Fund of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, regardless of the length of time the shareholder has owned the shares with respect to which such distributions are made. The amount of taxable income allocable to the Acquiring Fund’s shares will depend upon the amount of such income realized by the Acquiring Fund, but it is not generally expected to be significant. Taxable distributions are subject to U.S. federal income tax whether reinvested in additional shares of the Acquiring Fund or paid in cash.

Distributions, if any, in excess of the Acquiring Fund’s current and accumulated earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). “Qualified dividend income” received by noncorporate shareholders is taxed for U.S. federal income tax purposes at rates equivalent to long-term capital gains tax rates, which reach a maximum of 20%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria. As long as the Acquiring Fund qualifies as a regulated investment company under the Code, it is not expected that any part of its distributions to shareholders from its investments will qualify for the Dividends Received Deduction available to corporate shareholders or as qualified dividend income in the case of noncorporate shareholders.

If the Acquiring Fund utilizes leverage through borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate the Acquiring Fund’s ability to make distributions on its common shares and/or preferred shares, if any, until the asset coverage is restored. These limitations could prevent the Acquiring Fund from distributing at least 90% of its investment company taxable income and tax-exempt interest as is required under the Code and therefore might jeopardize the Acquiring Fund’s qualification as a regulated investment company and/or might subject the Acquiring Fund to a nondeductible 4% federal excise tax. Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, the Acquiring Fund may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem its outstanding preferred shares, if any, in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Acquiring Fund and its shareholders of failing to meet the distribution requirements. However, there can be no assurance that any such action would achieve these objectives. The Acquiring Fund endeavors to avoid restrictions on its ability to distribute dividends.

The Code provides that interest on indebtedness incurred or continued to purchase or carry the Acquiring Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds, even though such funds are not directly used for the purchase or ownership of such shares.

The interest on private activity bonds in most instances is not federally tax-exempt to a person who is a “substantial user” of a facility financed by such bonds or a “related person” of such “substantial user.” As a result, the Acquiring Fund may not be an appropriate investment for a shareholder who is considered either a “substantial user” or a “related person” within the meaning of the Code. In general, a “substantial user” of a facility includes a “nonexempt person who regularly uses a part of such facility in his trade or business.” “Related persons” are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and certain members of their families), an S corporation and each of its shareholders (and certain members of their families) and various combinations of these and other relationships. The foregoing is not a complete description of all of the provisions of the Code covering the definitions of “substantial user” and “related person.”

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Acquiring Fund (and received by the shareholders) on December 31 of the year declared.

Certain of the Acquiring Fund’s investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Acquiring Fund, affect the holding period of securities held by the Acquiring Fund and alter the character of the gains or losses realized by the Acquiring Fund. These provisions may also require the Acquiring Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding U.S. federal income and excise taxes. The Acquiring Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Acquiring Fund as a regulated investment company.

The sale, exchange or redemption of shares of the Acquiring Fund normally will result in capital gains or losses to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gains or losses if the shares have been held for more than one year, even though the increase in value in such shares is attributable to tax-exempt interest income. The gain or loss on shares held for one year or less will generally be treated as short-term capital gains or losses. Current U.S. federal income tax law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. However, for noncorporate taxpayers, long-term capital gains are currently taxed at a maximum U.S. federal income tax rate of 20%, while short-term capital gains are currently taxed at ordinary income rates. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the shares are of a regulated investment company that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. If a shareholder sells or otherwise disposes of shares before holding them for more than six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gain dividends received by the shareholder with respect to such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement stock or securities will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitation.

U.S. federal income tax law imposes an alternative minimum tax with respect to individuals, trusts and estates. Interest on certain “private activity” bonds is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. Pursuant to a fundamental investment policy, the Acquiring Fund may invest up to 20% of its Managed Assets in AMT Bonds. To the extent that the Acquiring Fund receives income from municipal securities subject to the federal alternative minimum tax, a portion of the dividends paid by the Acquiring Fund, although otherwise exempt from U.S. federal income tax, would be taxable to its shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Acquiring Fund will annually provide a report indicating the percentage of the Acquiring Fund’s income attributable to municipal securities subject to the federal alternative minimum tax applicable to individuals.

Certain noncorporate shareholders are subject to an additional 3.8% tax on some or all of their “net investment income,” which includes items of gross income that are attributable to interest, dividends, original-issue discount and market discount (but not including tax-exempt interest and exempt-interest dividends), as well as net gain from the disposition of certain property. This tax generally applies to the extent net investment income, when added to other modified adjusted gross income, exceeds $200,000 for an unmarried individual, $250,000 for a married taxpayer filing a joint return (or a surviving spouse) or $125,000 for a married individual filing a separate return. Shareholders should consult their tax advisers regarding the applicability of this tax in respect of their shares.

Tax-exempt income, including exempt-interest dividends paid by the Acquiring Fund, is taken into account in calculating the amount of Social Security and railroad retirement benefits that may be subject to U.S. federal income tax.

The Acquiring Fund may be required to withhold U.S. federal income tax at a rate of 24% from all distributions (including exempt-interest dividends) and redemption proceeds payable to shareholders who fail to provide the Acquiring Fund with their correct taxpayer identification number or to make required certifications, or who have been notified (or the Acquiring Fund has been notified) by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the required information is furnished to the IRS.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Acquiring Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Acquiring Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Acquiring Fund dividends and distributions and redemption proceeds. The Acquiring Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable laws or regulations. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Pursuant to recently proposed regulations, the Treasury Department has indicated its intent to eliminate the requirements under FATCA of withholding on gross proceeds from the sale, exchange, maturity or other disposition of relevant financial instruments (including redemptions of stock). The Treasury Department has indicated that taxpayers may rely on these proposed regulations pending their finalization.

The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of tax-exempt interest received during the taxable year, including any exempt-interest dividends received from the Acquiring Fund.

Custodian, Transfer Agent and Dividend Disbursing Agent

The custodian of each Funds’ assets is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. The transfer, shareholder services and dividend disbursing agent of each Fund is Computershare Inc. and Computershare Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021.

supplemental financial information and experts

The financial statements and financial highlights of each Fund contained in their Annual Reports for the fiscal year ended 2025 have been audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm, as set forth in their reports thereon. In reliance upon such reports given on the authority of PwC as experts in accounting and auditing, the audited financial statements and financial highlights and related independent registered public accounting firm’s report for (i) California Select contained in California Select’s Annual Report for the fiscal year ended February 28, 2025 (File No. 811-06623); (ii) New York Select contained in New York Select’s Annual Report for the fiscal year ended February 28, 2025 (File No. 811-06624); and (iii) the Acquiring Fund, contained in the Acquiring Fund’s Annual Report for the fiscal year ended March 31, 2025 (File No. 811-06548), are incorporated herein by reference. The principal business address of PwC is One North Wacker Drive, Chicago, Illinois 60606.

Comparative fee tables showing the various fees and expenses of investing in common shares of the Target Funds, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to each proposed Reorganization, is included under the heading “Proposal No. 1—A. Synopsis—Comparative Expense Information” in the Joint Proxy Statement/Prospectus.

The Reorganization will not result in a material change to each Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. As a result, a schedule of investments of each Target Fund modified to show the effects of the change is not required and is not included.

There are no material differences in the accounting policies of the Target Funds as compared to those of the Acquiring Fund.

Additional Information

A Registration Statement on Form N-14, including amendments thereto, relating to the common shares of the Acquiring Fund offered hereby, has been filed by the Acquiring Fund with the SEC. The Joint Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Acquiring Fund and the common shares offered hereby, reference is made to the Acquiring Fund’s Registration Statement. Statements contained in the Joint Proxy Statement/Prospectus and this SAI as to the contents of any contract or other document referred to herein are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

Appendix A

Ratings of Investments

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

S&P Global Ratings—A brief description of the applicable S&P Global Ratings, a subsidiary of S&P Global Inc. previously McGraw Hill Financial, Inc. (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. NR indicates that a rating has not been assigned or is no longer assigned.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based in varying degrees, on S&P’s analysis of the following considerations:

1.	The Likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

2.	The nature and provisions of the financial obligation, and the promise we impute; and

3.	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC,

CC, and C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

MUNICIPAL SHORT-TERM NOTE RATINGS DEFINITIONS

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating.

In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

1.       Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

2.       Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

D	‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s Investors Service, Inc.— A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

LONG-TERM OBLIGATION RATINGS

Moody’s long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1,2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM OBLIGATION RATINGS

Moody’s short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

P-1	Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2	Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3	Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. MUNICIPAL SHORT-TERM OBLIGATION RATINGS

We use the Municipal Investment Grade (MIG) scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch Ratings, Inc.—A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default – including by way of a distressed debt exchange (DDE) – on financial obligations

The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

LONG-TERM CREDIT RATINGS

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote expectations of a very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B	Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Very low margin for safety. Default is a real possibility.

CC	Very high levels of credit risk. Default of some kind appears probable.

C	Near Default. A Default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the formal announcement by the issuer or their agent of a distressed debt exchange (“DDE”); and

c.	A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD	Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default or DDE on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a.	the selective payment default on a specific class or currency of debt; or

b.	the uncured expiry of any applicable original grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

D	Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or that has otherwise ceased business and debt is still outstanding. Default ratings are not assigned prospectively to entities or their obligations; within this context, nonpayment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a DDE.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘CCC’.

SHORT-TERM OBLIGATION RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Specific limitations relevant to the issuer credit rating scales include:

•	The ratings do not predict a specific percentage of default likelihood or failure likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of an issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer (or an obligation with respect to structured finance transactions) default, except in the following cases:

•	Ratings assigned to individual obligations of issuers in corporate finance, banks, non-bank financial institutions, insurance and covered bonds.

•	In limited circumstances for U.S. public finance obligations where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recovery to local government obligations that benefit from a statutory lien on revenues or during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recovery prospects.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default or in the case of Viability Ratings on its relative vulnerability to failure. For the avoidance of doubt, not all defaults will be considered a default for rating purposes. Typically, a default relates to a liability payable to an unaffiliated, outside investor.

•	The ratings do not opine on any quality related to a transaction’s profile other than the agency’s opinion on the relative vulnerability to default of an issuer and/or of each rated tranche or security.

•	The ratings do not predict a specific percentage of extraordinary support likelihood over any given period.

•	In the case of Government and Shareholder Support Ratings, the ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative likelihood of receiving external extraordinary support.

•	The ratings do not opine on the suitability of any security for investment or any other purposes.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

RATING WATCHES AND RATING OUTLOOKS

Rating Watch

Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as Positive, indicating that a rating could stay at its present level or potentially be upgraded, Negative, to indicate that the rating could stay at its present level or potentially be downgraded, or Evolving, if ratings may be raised, lowered or affirmed.

However, ratings can be raised or lowered without being placed on Rating Watch first. A Rating Watch is typically event-driven, and as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. A Rating Watch must be reviewed and a RAC be published every six months after a rating has been placed on Rating Watch, except in the case described below.

Additionally, a Watch may be used where the rating implications are already clear, but where they remain contingent upon an event (e.g. shareholder or regulatory approval). The Watch will typically extend to cover the period until the event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch. In these cases, where it has previously been communicated within the RAC that the Rating Watch will be resolved upon an event and where there are no material changes to the respective rating up to the event, the Rating Watch may not be reviewed within the six months interval. In any case, the affected ratings (and the Rating Watch) will remain subject to an annual review cycle.

Rating Outlook

Rating Outlooks indicate the direction a rating is likely to move over a one-to two-year period. They reflect financial or other trends that have not yet reached or been sustained at the level that would cause a rating action, but which may do so if such trends continue. A Positive Rating Outlook indicates an upward trend on the rating scale. Conversely, a Negative Rating Outlook signals a negative trend on the rating scale. Positive or Negative Rating Outlooks do not imply that a rating change is inevitable, and similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are applied on the long-term scale to certain issuer ratings and to both issuer ratings and obligations ratings in public finance in the U.S.; to issues in infrastructure and project finance; to IFS ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions, fund finance facilities and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale. For financial institutions, Outlooks are not assigned to VRs, Government and Shareholder Support Ratings Derivative Counterparty Ratings and Ex-Government Support Ratings. Ratings in the ‘CCC’, ‘CC’ and ‘C’ categories typically do not carry Outlooks since the volatility of these ratings is very high and Outlooks would be of limited informational value. Defaulted ratings do not carry Outlooks.

STANDARD RATING ACTIONS

Assignment (New Rating)*	A rating has been assigned to a previously unrated issuer or issue.
Publication (Publish)*	Initial public announcement of a rating on the agency’s website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published. In cases where the publication coincides with a rating change, Fitch will only publish the changed rating. The rating history during the time when the rating was private will not be published.
Affirmations*	The rating has been reviewed with no change in rating through this action. Ratings affirmations may also include an affirmation of, or change to, an Outlook when an Outlook is used.
Upgrade*	The rating has been raised in the scale.
Downgrade*	The rating has been lowered in the scale.

Review-No Action*	The rating has been reviewed by a credit rating committee with no change in rating or Outlook. As of the review date, the credit rating committee determined that nothing had sufficiently changed to warrant a new rating action. Such review will be published on the agency’s website, but a RAC will not be issued.
Matured*/Paid-In-Full

a.           ‘Matured’—Denoted as ‘NR’. This action is used when an issue has reached its redemption date and rating coverage is discontinued. This indicates that a previously rated issue has been repaid, but other issues of the same program (rated or unrated) may remain outstanding. For the convenience of investors, Fitch may also include issues relating to a rated issuer or transaction that are not and have not been rated on its section of the web page relating to the respective issuer or transaction. Such issues will also be denoted ‘NR’.

b.           ‘Paid-In-Full’—Denoted as ‘PIF’. This action indicates that an issue has been paid in full. In covered bonds, PIF is only used when all issues of a program have been repaid.

Pre-refunded*	Assigned to long-term US public finance issues after Fitch assesses refunding escrow.
Withdrawn*

The rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

When a public rating is withdrawn, Fitch will issue a RAC that details the current rating and Outlook or Watch status (if applicable), a statement that the rating is withdrawn and the reason for the withdrawal. A RAC is not required when an issue has been redeemed, matured, repaid or paid in full.

Withdrawals cannot be used to forestall a rating action. Every effort is therefore made to ensure that the rating opinion upon withdrawal reflects an updated view. However, this is not always possible, for example if a rating is withdrawn due to a lack of information. Rating Watches are also resolved prior to or concurrent with withdrawal unless the timing of the event driving the Rating Watch does not support an immediate resolution

Ratings that have been withdrawn will be indicated by the symbol ‘WD’.

Under Critical Observation

The rating has been placed “Under Criteria Observation” upon the publication of new or revised criteria that is applicable to the rating, where the new or revised criteria has yet to be applied to the rating and where the criteria could result in a rating change when applied but the impact is not yet known.

Under Criteria Observation (UCO) is not a credit review and does not affect the rating level or Outlook/Watch, and does not satisfy the minimum annual review requirement. Placing a rating on UCO signals the beginning of a period during which the new or revised criteria will be applied. Where there is heightened probability of the application of the new or revised criteria resulting in a rating change in a particular direction, a Rating Watch may be assigned in lieu of the UCO to reflect the potential impact of the new or revised criteria.

The status of UCO will be resolved after the application of the new or revised criteria, which must be completed within six months from the publication date of the new or revised criteria.

UCO is only applicable to private and public international credit ratings. It is not applicable to National Ratings, Non-Credit Scale Ratings, Credit Opinions or Rating Assessment Services. It is not applicable to ratings status Paid in Full, Matured, Withdrawn or Not Rated.

Criteria Observation Removed	UCO can be addressed and removed by a subsequent rating action such as affirmation, upgrade or downgrade; with these actions, the annual review requirement is also met.
Where a rating action has not been taken, a Criteria Observation Removed action may be taken if it has been determined that the rating would not change due to the application of the new criteria. The Criteria Observation Removed action does not satisfy Fitch’s minimum annual credit review requirement.
Recovery Rating Revision	Change to an issue’s Recovery Rating.
Rating Modifier Actions	Modifiers include Rating Outlooks and Rating Watches.
Rating Watch Maintained*	The issue or issuer has been reviewed and remains on active Rating Watch status.
Rating Watch On*	The issue or issuer has been placed on active Rating Watch status.
Rating Watch Revision*	Rating Watch status has changed.
Under Review*	Applicable to ratings that may undergo a change in scale not related to changes in fundamental credit quality. Final action will be “Revision Rating.”
Outlook Revision *

Outlook revisions (e.g. to Rating Outlook Stable from Rating Outlook Positive) are used to indicate changes in the ratings trend. In structured finance transactions, the Outlook may be revised independently of a full review of the underlying rating (Revision Outlook).

An Outlook revision may also be used when a series of potential event risks has been identified, none of which individually warrants a Rating Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years. A revision to the Outlook may also be appropriate where a specific event has been identified that could lead to a change in ratings, but where the conditions and implications of that event are largely unclear and subject to high execution risk over a one-to two-year period.

Data Actions	Data Actions refer to actions taken on individual issuers or issues that denote the assignment or change of a rating but do not imply any change in the credit quality of the entity or issue.
Revision Enhancement	Some form of the credit support affecting the rating opinion has been added or removed.
Revision IDR	Issuer’s long- or short-term rating has been converted to an IDR. This action is used in cases where the change does not denote an upgrade or downgrade.
Revision Rating	Rating has been modified for reasons that are not related to credit quality, such as to reflect the introduction of a new rating scale. This action is also used for National Rating changes driven purely by a recalibration of a National Ratings Equivalency Table.
Rating Confirmations	A rating has been reviewed at the request of the rated entity or its representatives to confirm that there would be no rating effect from a proposed limited change to specific terms or other provisions or circumstances in relation to an entity, its issues or a transaction. A rating confirmation does not constitute a rating action. The provision of rating confirmations is at Fitch’s sole discretion and the outcome may be communicated via a ratings confirmation letter and/or a Non-Rating Action Commentary (NRAC).

*	A rating action must be recorded for each rating in a required cycle to be considered compliant with Fitch policy concerning aging of ratings. Not all Ratings or Data Actions, or changes in rating modifiers, will meet this requirement. Actions of Reviews that meet this requirement are noted with an “*” in the above definitions.

Appendix B

DERIVATIVE STRATEGIES AND RISKS

Set forth below is additional information regarding the various techniques involving the use of derivatives.

FINANCIAL FUTURES

A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated “contracts markets” by the Commodity Futures Trading Commission (“CFTC”).

The purchase of financial futures is for the purpose of hedging the Fund’s existing or anticipated holdings of long-term debt securities. For example, if the Fund desires to increase its exposure to long-term bonds and has identified long-term bonds it wishes to purchase at a future time, but expects market interest rates to decline (thereby causing the value of those bonds to increase), it might purchase financial futures. If interest rates did decrease, the value of those to-be-purchased long-term bonds would increase, but the value of the Fund’s financial futures would be expected to increase at approximately the same rate, thereby helping maintain the Fund’s purchasing power. When the Fund purchases a financial future, it deposits in cash or securities an “initial margin”, typically equal to an amount between 1% and 5% of the contract amount. Thereafter, the Fund’s account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

The sale of financial futures is for the purpose of hedging the Fund’s existing or anticipated holdings of long-term debt securities. For example, if the Fund owns long-term bonds and market interest rates were expected to increase (causing those bonds’ values to decline), it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund’s portfolio would decline, but the value of the Fund’s financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

Among the risks associated with the use of financial futures by the Fund as a hedging or anticipatory device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

OPTIONS ON FINANCIAL FUTURES

The Fund may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. The purchase of put options on financial futures is analogous to the purchase of put options by the Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the Fund. There is no guarantee that such closing transactions can be effected.

INDEX CONTRACTS

INDEX FUTURES

A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash-rather than any security-equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

INDEX OPTIONS

The Fund may also purchase put or call options on U.S. Government or tax- exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above.

SWAP AGREEMENTS

Swap agreements are two-party contracts entered into primarily by institutional investors, typically for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount (the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) of a particular security, or in a basket of securities representing a particular index. Swap agreements may include, by way of example, (i) interest rate swaps, in which one party exchanges a commitment to pay a floating, shorter-term interest rate (typically by reference to the rate of a specific security or index) for the other party’s commitment to pay a fixed, longer-term interest rate (either as specifically agreed, or by reference to a specified security or index); (ii) interest rate caps, in which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or cap; (iii) interest rate floors, in which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or floor; (iv) interest rate collars, in which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts; (v) total return swaps, in which one party commits to pay the total return of an underlying security or asset in return for receiving from the other party a specified return or the return of another instrument (typically a floating short-term interest rate), and (vi) credit default swap, in which the buyer pays a periodic fee in return for a contingent payment by the seller upon a credit event (such as a default) happening with respect to a specified instrument, typically in an amount equivalent to the loss incurred on a specific investment in that security due to the credit event.

A Fund may enter into such swap agreements for any purpose consistent with the Fund’s investment objective, such as for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of securities that the Fund anticipates purchasing at a later date.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on the ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indices, or rates covered by the swap agreement. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter swap agreements only with counterparties that the Adviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain requirements imposed on the Fund by the Code may limit the Fund’s ability to use swap agreements. The swap market is largely unregulated.

PART C
OTHER INFORMATION

Item 15. Indemnification

Section 4 of Article XII of Registrant’s Declaration of Trust, as amended, provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

(a)       against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b)       with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c)       in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

(i)       by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(ii)       by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

(a)       such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b)       a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by joint errors and omissions insurance policies against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, subject to such policies’ coverage limits, exclusions and deductibles.

Insofar as the indemnification for liabilities arising under the Securities Act of 1933, as amended, (the “1933 Act”) may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1)	Declaration of Trust (as amended) dated January 29, 1992.(1)

(2)	Amended and Restated By-Laws of Registrant, dated February 28, 2024.(2)

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization is filed as Appendix A to the Joint Proxy Statement/Prospectus constituting Part A of the Registration Statement.

(5)	Not applicable.

(6)(a)	Investment Management Agreement, dated October 1, 2014.(3)

(6)(b)	Continuance of Investment Management Agreement, dated May 1, 2024. (5)

(6)(c)	Investment Sub-Advisory Agreement, dated October 1, 2014. (7)

(6)(d)	Notice of Continuance of Investment Sub-Advisory Agreement, dated May 1, 2024. (5)

(7)(a)	Distribution Agreement Relating to At-the-Market Offerings, dated June 9, 2023. (8)

(7)(b)	Dealer Agreement Relating to At-the-Market Offerings by Nuveen Select Tax-Free Income Portfolio, dated June 9, 2023.(8)

(8)	Nuveen Fund Board Voluntary Deferred Compensation Plan for Independent Directors and Trustees, effective as of November 1, 2021. (11)

(9)(a)	Amended and Restated Master Custodian Agreement between the Nuveen Investment Companies and State Street Bank and Trust Company, dated July 15, 2015. (4)

(9)(b)	Amendment and revised Appendix A to Amended and Restated Master Custodian Agreement, dated July 31, 2020.(9)

(9)(c)	Amendment and revised Appendix A, effective September 8, 2022, to the Amended and Restated Master Custodian Agreement. (10)

(10)	Not applicable.

(11)	Opinion and Consent of Counsel is filed herewith.

(12)	Opinion and Consent of Vedder Price P.C. supporting the tax matters discussed in the Joint Proxy Statement/Prospectus.*

(13)(a)	Transfer Agency and Service Agreement, dated June 15, 2017 between Registrant and Computershare Inc. and Computershare Trust Company, N.A. (6)

(13)(b)	Amendment and Schedule A to Transfer Agency and Service Agreement, dated September 7, 2017. (6)

(13)(c)	Second Amendment and updated Schedule A, dated February 26, 2018, to the Transfer Agency and Service Agreement dated June 15, 2017 between the Registrant and Computershare Inc. and Computershare Trust Company, N.A. (9)

(13)(d)	Third Amendment and updated Schedule A, dated May 11, 2020 to the Transfer Agency and Service Agreement dated June 15, 2017 between the Registrant and Computershare Inc. and Computershare Trust Company, N.A. (9)

(13)(e)	Amended and Restated Schedule A, effective March 28, 2023, to the Transfer Agency and Service Agreement. (12)

(13)(f)	Rule 12d1-4 Investment Agreement between RiverNorth Funds, as Acquiring Funds, and Nuveen CEFs, as Acquired Funds, dated January 19, 2022. (12)

(14)(a)	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm, is filed herewith.

(14)(b)	Consent of KPMG LLP, independent registered public accounting firm, is filed herewith.

(15)	Not applicable.

(16)	Powers of Attorney (13)

(17)	Form of Proxy is filed herein and appears following the Joint Proxy Statement/Prospectus constituting Part A of the Registration Statement.

(18)	Filing Fee Table is filed herewith.

* To be filed by amendment.

(1) Filed on December 14, 2012 as an exhibit to the Registrant’s Registration Statement on Form N-2 (File No. 333-185494) and incorporated by reference herein.

(2) Filed on March 6, 2024 as an exhibit to the Registrant’s Form 8-K (File No. 811-06548) and incorporated by reference herein.

(3) Filed on June 22, 2021 as an exhibit to the Registrant’s Registration Statement on Form N-14 (File No. 333-257297) and incorporated by reference herein.

(4) Filed on December 13, 2016 as an exhibit to Nuveen Preferred & Income Opportunities Fund’s Registration Statement on Form N-14 (File No. 333-215072) and incorporated by reference herein.

(5) Filed on April 24, 2025 as an exhibit to the Registrant’s Registration Statement on Form N-14 (File No. 333-286736) and incorporated by reference herein.

(6) Filed on October 1, 2018 as an exhibit to Nuveen Dow 30SM Dynamic Overwrite Fund’s Registration Statement on Form N-2 (File No. 333-226218) and incorporated by reference herein.

(7) Filed on October 3, 2014 as an exhibit to Nuveen California Municipal Value Fund’s Registration Statement on Form N-2 (File No. 333-187008) and incorporated herein by reference.

(8) Filed on June 20, 2023 as an exhibit to the Registrant’s Registration Statement on Form N-2 (File No. 333-271575) and incorporated by reference herein.

(9) Filed on September 1, 2020 as an exhibit to Post-Effective Amendment No. 1 to Nuveen AMT-Free Municipal Value Fund’s Registration Statement on Form N-2 (File No. 333-223524) and incorporated by reference herein.

(10) Filed on December 29, 2022 as an exhibit to Post-Effective Amendment No. 81 to Nuveen Investment Trust V’s Registration Statement on Form N-1A (File Nos. 333-138592) and incorporated herein by reference.

(11) Filed as an exhibit to Nuveen Global Net Zero Transition ETF’s Registration Statement on Form N-1A (File Nos. 333-212032) and incorporated herein by reference.

(12) Filed on May 2, 2023 as an exhibit to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-271575) and incorporated herein by reference.

(13) Filed on July 10, 2025 as an exhibit to the Registrant's Registration Statement on Form N-14 (File No. 333-288619 ) and incorporated by reference herein.

Item 17. Undertakings

(1)       The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)       The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)       The undersigned Registrant agrees that an executed opinion of counsel supporting the tax matters discussed in the Joint Proxy Statement/Prospectus will be filed with the Securities and Exchange Commission following the closing of the Merger.

SIGNATURES

As required by the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Chicago and the State of Illinois, on the 20th day of August, 2025.

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO

By:	/s/ Mark L. Winget
Mark L. Winget Vice President and Secretary

As required by the Securities Act of 1933, this Registrant’s registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David J. Lamb	Chief Administrative Officer
David J. Lamb	(principal executive officer)	August 20, 2025

/s/ Mark Cardella	Vice President and Controller
Mark Cardella	(principal financial and accounting officer)	August 20, 2025

	Chair of the Board and Trustee	By: /s/ Mark L. Winget
Robert L. Young*		Mark L. Winget Attorney-in-Fact August 20, 2025

Trustee
Joseph A. Boateng*

Trustee
Michael A. Forrester*
Trustee

Thomas J. Kenny*
Trustee

Amy B.R. Lancellotta*

Trustee
Joanne T. Medero*

Trustee
Albin F. Moschner*

Trustee
John K. Nelson*

Trustee
Loren M. Starr*

Trustee
Matthew Thornton III*

Trustee
Terence J. Toth*

Trustee
Margaret L. Wolff*

*	An original power of attorney authorizing, among others, Mark L. Winget, Kevin J. McCarthy and Mark J. Czarniecki to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and is incorporated by referenced herein.

EXHIBIT INDEX

Exhibit No.	Name of Exhibit
(11)	Opinion and Consent of Counsel
(14)(a)	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm
(14)(b)	Consent of KPMG LLP, independent registered public accounting firm
(18)	Calculation of Filing Fee Tables